EXHIBIT 10.12

Original Lease – March 5 1992

Supplemental Lease Agreement – August 25, 1992	1

Second Amendment to Lease – May 6, 1998	2

Third Amendment to Lease – June 17, 1998	3

Fourth Amendment to Lease – February 15, 2000	4

Fifth Amendment to Lease – July 31, 2001	5

Sixth Amendment to Lease – March 5, 2002	6

Seventh Amendment to Lease – May 19, 2004	7

Eighth Amendment to Lease – August 31, 2004	8

Ninth Amendment to Lease – April 19, 2006	9

Tenth Amendment to Lease – August 16, 2006	10

Eleventh Amendment to Lease – January 21, 2007	11

Twelfth Amendment to Lease – November 7, 2007	12

13

14

15
[***] Indicates confidential material that has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been separately filed with the Securities and Exchange Commission.
Continental Savings Bank
Master Lease (March 5, 1992)
Contents

Lease Section	Topic	Page
1	Basic Lease Information	1
1.1	Leased Premises	1
1.2	Floor Areas	2
1.3	Term	2
1.4	Rent	3
1.5	Base Indices	4
1.6	Use	4
1.7	Lessee’s Address for Notices	4
1 8	Lessor’s Address for Notices	4
1.9	Exhibits and Other Attachments	4
1.10	Lessor	5
2	Rent Payment	5
3	Annual Rent Adjustment (Operating Expenses)	6
4	Real Property Description and Taxes	7
5	Possession	9
6	Acceptance and Care of Premises	10
7	Alterations	11
8	Inspection and Repairs	11
9	Services by Lessor	12
10	Fire or Other Casualty	15
11	Waiver of Subrogation	16
12	Uses	16
13	Signage arid Plaza Identification	17
14	Accidents and Indemnity	18
15	Liens and Insolvency	20
16	Default by Lessee and Re-Entry	20
17	Removal of Property and Replacement of Non-Standard Items	20
18	Non-Waiver	21
19	Costs and Attorney’s Fees	21
20	Priority	21
21	Condemnation	22
22	Assignment and Subletting	23
23	Rules, Regulations and Miscellaneous	24
24	Successors	27
25	Shared Tenant Services	27
26	Tenant improvement	27
27	Expansion Options	28
28	Right of First Offer/Right of First Refusal	29
29	Extension Term and Rent	32
Continental Savings Bank
Master Lease (March 5, 1992)
Contents

Lease Section	Topic	Page
30	Parking	33
31	Storage Space	35
32	Satellite Dish	35
33	Additional Expenses	35
34	Default by Lessor	36
35	Regulatory Approval	36
36	Exclusivity	36
37	Branch Bank	37
38	Backup Power	37

Exh - A	Floor Prints of Leased Premises	9 Pgs.
Exh - B	Initial Improvement of Leased Premises	15 Pgs.
Exh - C	Janitorial Specifications	7 Pgs.
Exh D-1	Nondisturbance and Attornment Form	1 Pg.
Exh D-2	Subordination, Non-Disturbance and Attornment Agreement	7 Pgs.
Exh- E	Fireplace Lobby Plan	1 Pg.
TWO UNION SQUARE
Seattle, Washington
OFFICE LEASE
THIS LEASE, dated the 5th day of March, 1992, between: ONE UNION SQUARE VENTURE, a joint venture (Lessor) and CONTINENTAL, INC. (Lessee).
Lessee and Lessor, in consideration of this lease, covenant and agree as follows:
1. BASIC LEASE INFORMATION
1.1 Leased Premises. The leased premises are located in the office tower portion and retail portion of the Two Union Square Building (the TUS Building) situated on the land (TUS Land) described in Section 4.1(a). A portion of the leased premises may also be located in retail portion of the One Union Square Building (OUS Building) situated on the land (OUS Land) described in Section 4.1(b). The term “Building” shall mean The TUS Building with respect to the portion of the leased premises in the TUS Building and the OUS Building with respect to the portion (if any) of the leased premises in the OUS Building. The TUS and OUS Lands are collectively called the Land. The initial leased premises shall be comprised of:
(a) Between 45,000 and up to all of the office space on floors 18, 19 and 20 (approximately 60,000 RSF) in the TUS Building.
(b) Approximately 2,511 USF (no load factor to be applied) as outlined in red on attached Exhibit A for Lessee’s branch bank.
(c) Up to 7,000 USF of additional retail space (no load factor to be applied) in one or more of the following locations:

i)	All of the upper level of the branch bank location (approximately 2,540 USF in the TUS Building);

ii)
All of the former IBM employment center space in the OUS Building (approximately 2,068 USF) (If prior to April 3, 1992, Lessor determines that the adjacent Federal Express space will be available for lease to a party other than Federal Express, Lessor will so advise Lessee and Lessee may include the Federal Express space and the IBM employment center space as part of the initial leased premises pursuant to this Section 1.1(c)(ii), provided the election is made no later than April 3, 1992.);

iii)	All of the Security Pacific Branch Bank space in the OUS Building (approximately 1762 USF), if said space becomes available; and/or

iv)
All of the upper level of the plaza building at the corner of sixth and Union (approximately 2,000 USF - Dakota, 1,600 USF vacant) in the TUS Building or all of the vacant space or all of the Dakota space, if available and if required governmental approvals for Lessee’s intended use can be obtained. Lessor will use its reasonable best efforts to obtain such approvals.

The space described in Section 1.1(a) and any additional space in the Tower portion of the TUS Building is sometimes referred to as the office space or office area portion of the leased premises. The space described in Sections 1.1(b) and 1.1(c) is sometimes referred to as the retail space or retail area portion of the leased premises.
Lessee shall specify the exact spaces comprising the leased premises (within the parameters specified above) and such spaces shall be outlined in black on prints marked Exhibit A which shall be initialed by the parties and attached to this lease, not later than April 3, 1992 for the retail area portion(s) and May 15, 1992 for the office area portion.
1.2 Floor Areas. The load factors to convert the usable area (USF) of office space in the TUS Building to rentable area (RSF) therein are 1.13 (i.e., 13%) when Lessee occupies part of the office space on a floor and 1.0927 (i.e., 9.27%) when Lessee occupies all of the office space on a floor. The total area of the office and retail space in TUS Building is 1,095,391 square feet (RSF for office plus USF for retail). The total area of office and retail space in the OUS Building is 628,845 square feet (RSF for office plus USF for retail). The total usable area of retail space in the TUS Building and OUS Building is 55,757 square feet. The usable and rentable areas of office space and usable areas of retail space comprising the leased premises shall be calculated from Lessee’s Final Preliminary Plans (defined in Exhibit B), as mutually agreed to by Lessee’s Architect and Lessor’s Architect, and set forth in Exhibit A when it is attached and made part of this lease as above provided. In the event a portion of the Building is damaged or any other event or change occurs which alters the usable or rentable areas of the leased premises or the Building, Lessor may appropriately adjust the foregoing areas . Usable and rentable areas shall mean such areas as defined by the Building Owners and Managers Association International in its “Standard Method for Measuring Floor Area in Office Buildings” (American National Standard ANSIZ 65.1-1980). Whenever areas are herein referred to generally, it shall mean rentable area.
1.3 Term. The lease term shall commence on January 1, 1993 and end December 31, 2002.
A portion of the leased premises shall be deemed to be “Substantially Completed” when all of the tenant improvements for such portion of the leased premises has been completed in accordance with plans and specifications provided by Lessee in accordance with Exhibit B and have been accepted as complete by Lessee’s Architect; such acceptance shall not be unreasonably withheld or delayed, and the existence of typical punchlist items shall not be grounds for withholding such acceptance, provided that Lessor shall correct and/or complete such punchlist items as soon as reasonably possible.
Lessee shall not be required to occupy the leased premises prior to January 1, 1993 without its consent, which consent may be withheld by Lessee in its sole discretion. Prior to January 1, 1993, Lessee shall have the right to occupy all or any portion of the leased premises regardless of whether all or any portion of the leased premises is or is not Substantially Completed, and in such event rent shall commence upon occupancy, but only as to the part of the leased premises occupied by Lessee. However, in no event shall Lessee occupy a portion of the leased premises before the entire leased premises is Substantially Completed if such occupancy would materially interfere with the timely completion of that portion or any other portion of the leased premises or increase costs, unless Lessee agrees to the consequences of such delay and to pay such increase in costs.
1.4 Rent. The base monthly rent, payable without demand in advance on the first day of each calendar month, shall be based on an annual rate of 17.98/RSF/year (USF/year for retail space) for the entire initial lease term through December 31, 2002.
Notwithstanding the foregoing, the rent rate for the first month of full occupancy from and after January 1, 1993 shall be $4.71/RSF/year (USF/year for retail space). In the event Lessee elects to occupy the leased premises (or a portion thereof) prior to January 1, 1993, its base monthly rent during 1992 shall commence upon occupancy and be based on an annual rate of $4.71 per RSF/year (or USF/year for retail space) for the space occupied. Such pre-January 1, 1993 occupancy shall not in any way negate, reduce or otherwise impact the terms of the first sentence of this paragraph.
For occupancy on and after January 1, 1993, rent for the office space portion of the leased premises shall start on the earlier of (a) the date Lessee first occupies the office space portion of the leased premises (or as to the portion occupied if occupied in stages), or (b) five (5) days after the date on which the tenant improvements in the office space portion have been Substantially Completed, except as otherwise provided in Section 5.6 of Exhibit B. Rent for the retail space portion of the leased premises shall start when such space is first occupied by Lessee (or as to the portion occupied if occupied in stages), except as otherwise provided in Section 5.6 of Exhibit B. The rates for occupancy of office space or retail space prior to January 1, 1993 shall be $4.71 per RSF/year (USF/year for retail space).
Commencing January 1, 1995, Lessee will pay its share of retail area Common Area Maintenance costs, in the ratio that its retail space area bears to total retail space area in the TUS Building and the OUS Building, not to exceed a maximum of $2.00/USF/year. Thereafter (namely, as of the first day of 1996 and the first day of each year thereafter), the maximum rate will be the sum of the 1995 rate (adjusted to 95% occupancy) and the actual annual increases in such costs, with the actual 1995 costs (adjusted to 95% occupancy) as the base year, not to exceed five percent (5%) per year (cumulative and compounded).
1.5 Base Indices
Consumer Price Index for September 1992.
Cost of electricity per kilowatt-hour (average) for 12 months ending September 30, 1992.
Janitorial hourly labor rate as of September 30, 1992.
Operating Cost Adjustment Base: The lesser of $4.95/RSF/year (USF/year for retail space) or the actual operating costs (adjusted to 95% occupancy) incurred by Lessor in the year ended October 31, 1992.
The first rent adjustment pursuant to Section 3 will be January 1, 1994.
1.6 Use. The leased premises shall be used only for the purposes of general office, banking services, loan production, escrow services, and other banking, real estate and financial service-related uses.
1.7 Lessee’s Address for Notices if Other Than the Leased Premises: Until Lessee has occupied office portion of the leased premises, Lessee’s address for notices shall be The Pacific Building, Eighth Floor, 720 Third Avenue, Seattle, WA 98104, Attention: Richard Swanson.
1.8 Lessor’s Address for Notices and Payment of Rent:
1010 Unigard Financial Center
1215 Fourth Avenue
Seattle, Washington 98161-1001
1.9 Exhibits and Other Attachments Which are Part of the Lease:

Exhibit	A: Prints with leased premises outlined in black on standard floor plans.
B: Initial Improvement of Leased Premises.
C: Janitorial Services Outline
D: Non-Disturbance Agreement Form(s)
E: Possible Design Solution for Branch Bank Space
1.10 Lessor. Lessor is a Washington joint venture comprised of (a) Properties Associates, a Washington limited partnership, (b) Security Pacific Premises, Inc., a Washington corporation, and (c) Security and Union Venture, a Washington joint venture. Lessor is the sole owner of the Building and Land. UNICO Properties, Inc. is the manager and authorized rental agent of One and Two Union Square and it has the authority to execute this lease on behalf of Lessor and bind Lessor as provided in this lease, without the need for signature or comment of any other party, other than the consent of State of Washington State Investment Board, beneficiary of the first deed of trust on Two Union Square and second deed of trust on One Union Square. Execution of this lease by Lessor shall be Lessor’s warranty that such consent has been obtained.
2. RENT PAYMENT
Lessee shall pay the rent and other charges provided for in this lease, in lawful money of the United States on or before their specified due dates to Lessor at the address specified in Section 1.8, or to such other party or at such other place as Lessor may hereafter from time to time designate in writing. All rent which is past due shall bear interest at the rate of one percent (1%) per month from the date rent is due until paid. If the maximum annual rate of interest permitted by applicable law shall be less than the rate of interest provided for herein, then all past due payments of rent shall bear interest at the maximum rate permitted by applicable law from due date until paid. Lessee acknowledges that late payment by Lessee to Lessor of rent will cause Lessor to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and economically impractical to ascertain. Therefore, if any payment of rent due from Lessee is not received by Lessor within 10 days after the due date, Lessee shall pay to Lessor (in addition to the interest above provided) a late charge of Fifty Dollars ($50) or two percent (2%) of the overdue rent, whichever shall be greater. Notwithstanding the foregoing, however, Lessee shall be entitled to ten (10) days prior written notice before the application of either the late charge of the above-described interest rate the first time in each calendar year during the term of this lease that Lessee is late with a payment. Moreover, the late charge shall apply only once to a given late payment (for example, if Lessee failed to pay rent for a given month until the fifteenth day of the following month, such late rent payment would be subject only to one two percent late charge. The late charge is in addition to interest payable by Lessee as herein provided.) The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee and is in addition to any interest charges on past due rent.
For purposes of the Internal Revenue Code, including Section 467 thereof, rent expense and rental income shall be recognized by the parties as and when rent amounts are payable under the terms of this Lease. Notwithstanding the foregoing, however, if Lessee prepays rent, Lessee shall be entitled to recognize such expense on the date payment is made.

3. ANNUAL RENT ADJUSTMENT (OPERATING EXPENSES)
3.1 A portion of the initial rental rate shall be adjusted January 1 of each year commencing January 1, 1994. Three separate indicators, each to be factored separately by one-third of the Operating Cost Adjustment Base, are used to provide a reasonably broad base to determine the amount of such adjustment. These indicators are the Consumer Price Index, the cost of electricity and janitorial hourly labor rate.
3.2 The base indices for the Consumer Price Index, the cost of electricity and janitorial hourly labor rate, shall be as stated in Section 1.5. Succeeding indices for each of these indices will be calculated annually thereafter, using the succeeding data for the month of September, 12-month period ending September 30, and September 30, respectively. The ratio that each succeeding index bears to its base index shall be reduced by 1.00 and multiplied by one-third of the Operating Cost Adjustment Base, and by the area of the leased premises. Each January 1, commencing January 1, 1994, the monthly rent otherwise provided for in this Lease shall be increased by l/12th of the sum of the amounts so determined.
3.3 The Consumer Price Index to be used shall be the Consumer Price Index for all urban consumers, U.S. city average, all items, series 1982-84 equals 100 (as published by the U.S. Department of Labor, Bureau of Statistics). If this index is revised or changed (as, for example, by taking the average index for different years as the base figure of 100), the base index shall be adjusted accordingly. If this index is discontinued, the index promulgated by the Department of Labor which most closely approximates the above-referenced index, shall be used and the base index shall be adjusted accordingly.
3.4 The cost of electricity to be used shall be the average cost to Lessor per kilowatt-hour of electricity consumed in the TUS Building and OUS Building, respectively, for the 12-month periods ending the September 30 specified in Section 1.5 and each September 30 thereafter.
3.5 The janitorial hourly labor rate to be used shall be the average regular time hourly compensation paid to persons employed as janitors in the TUS Building and OUS Building, respectively, including all applicable taxes and fringe benefits payable by employers. Lessor shall use its reasonable best efforts to keep the costs described in this Section 3.5 as low as possible.
3.6 The rate for additional rent for a calendar year under Section 3 shall not exceed five percent (5%) of the Operating Cost Adjustment Base per year (cumulative and compounded) from January 1, 1993 to the January 1 in question. If the Operating Cost Adjustment base is $4.95, then the rate ($/(RSF)(USF)/year) for additional rent under Section 3 shall not exceed

(a)	$0.24750 for 1994 [(0.05)(4.95)],

(b)	$0.50738 for 1995 [(1.05)(0.05)(4.95) plus 0.24750],

(c)	$0.78025 for 1996 [(1.05)(1.05)(0.05)(4.95) plus 0.50738].

(ci)	$1.06676 for 1997 [(1.05)(1.05)(1.05)(0.05)(4.95)plus $0.78025], etc.
3.7 Lessor shall automatically provide Lessee with reasonable backup documentation supporting all calculations called for in this Section 3 and Lessee shall have the right to review/audit all pertinent information and documentation upon reasonable advance notice to Lessor. The Operating Cost Adjustment Base is subject to only one audit. If Lessee’s audit reveals that Lessor overcharged Lessee (or sought to overcharge Lessee) by more than a factor of three percent (3%) of the additional rent payable under Section 3 for the period of the audit, Lessor shall reimburse Lessee for all costs incurred by Lessee in conducting such audit. Lessor shall keep all pertinent backup information and documentation for at least five (5) years after the adjustment year in question.

3.8 Separate calculations of additional rent under Section 3 shall be made for the portions of the leased premises in the TUS Building and OUS Building, respectively, using the appropriate indices and areas for the TUS Building and OUS Building, respectively.
4. REAL PROPERTY DESCRIPTION AND TAXES
4.1(a) The legal description of the TUS Land is:
Commencing at the most southwesterly corner of Lot 12, of Block 61, Addition to Town of Seattle (commonly known as A.A. Denny’s Fifth Addition to City of Seattle), according to plat recorded in Volume 1 of Plats, page 89, in King County, Washington; thence north 30°37’08” west along the westerly line of said block 119.84 feet, to the true point of beginning; thence north 59°20’00” east 105.15 feet; thence north 30°40’32” west 38.89 feet; thence north 59° 23’00” east 14.80 feet; thence north 30°37’00” west 0.55 feet; thence north 59°20’14” east 135.80 feet to the easterly line of said block; thence south 30°35’43” east 116.45 feet to the westerly margin of Interstate No. 5; thence north 59°24’17” east 33.00 feet to the centerline of vacated Seventh Avenue; thence north 30°35’43” west along said centerline 311.89 feet to the southerly margin of Union Street as created by City of Seattle Ordinance No. 18188; thence south 59°22’04” west along said southerly margin 288.79 feet to the easterly margin of Sixth Avenue; thence south 30°37’08” east 234.99 feet to the true point of beginning; and Lots 1, 4, 5 and 8 in Block 64, of said addition except the portions thereof condemned under King County Superior Court Cause Nos. 62589, 570519 and 566654; together with portion of vacated alley and Seventh Avenue lying adjacent to and abutting thereon as provided by Ordinance Nos. 107299 and 111138, respectively, of the City of Seattle, and portion of vacated alley conveyed to Lessor by deed recorded under King County Receiving No. 8010090702.

(b)	The legal description of the OUS Land is:
That portion of Block 61 (described above); and of vacated alley lying therein as provided by Ordinance No. 107299 of the City of Seattle; and of vacated Seventh Avenue adjacent, as vacated by City of Seattle Ordinance No. 111138, described as follows:
Beginning at the most southwesterly corner of Lot 12 of said Block 61, thence north 30°37’08” west along the westerly line of said block 119.84 feet; thence north 59° 20’00” east 105.15 feet; thence north 30°40’32” west 38.89 feet; thence north 59°23’00” east 14.80 feet; thence north 30°37’00” west 0.55 feet; thence north 59°20’14” east 135.80 feet to the easterly line of said block; thence south 30° 35’43” east 159.45 feet to the most southeasterly corner of said block; thence south 59°22’32” west 255.64 feet to the point of beginning.
4.2 Lessor shall pay all real property taxes and assessments (including interest thereon) which may be levied against the TUS Building and the TUS Land. If the amount of such real property taxes and assessment installments (including interest thereon) payable in any calendar year during the lease term exceeds the amount thereof payable during the later of 1993 or the first calendar year the TUS Building is assessed and taxed as a completed building with the assessor utilizing occupancy rates and vacancy rates then generally applied by the assessor to completed class A office buildings in downtown Seattle, then each such year, Lessee shall pay Lessor its share of such excess in the ratio that the area of the leased premises in the TUS Building (RSF for office space plus USF for retail space) bears to the area of the TUS Building (RSF for office space plus USF for retail space), payable one half on April 1 and one half on October 1 of each such year.
4.3 Lessor shall pay all real property taxes and assessments (including interest thereon) which may be levied against the OUS Building and the OUS Land. If the amount of such real property taxes and assessment installments (including interest thereon) payable in any calendar year during the lease term exceeds the amount thereof payable during 1993, then each such year, Lessee shall pay Lessor its share of such excess in the ratio that the area of the leased premises in the OUS Building (USF for retail space) bears to the area of the OUS Building (RSF for office space plus USF for retail space), payable one half on April 1 and one half on October 1 of each such year.
4.4 If the real property taxes (excluding assessments) payable in any calendar year for the TUS Building or OUS Building is less than the amount thereof payable during the Building in question’s base year, and provided that such reduction does not result from change(s) in laws which also increase taxes or create new taxes which are payable by Lessor, then Lessee shall receive a credit against future payments due Lessor under this Section 4 equal to seventy-five percent (75%) of the portion of such difference which bears the same ratio to such difference that the area of the leased premises in the Building in question bears to the total area (RSF for office and USF for retail space) of the Building in question. Such credit shall apply only upon future payments due from Lessee to Lessor under this Section 4.
4.5 Upon Lessee’s request, Lessor shall furnish copies of the real property tax statements for the year in which the additional payment is requested and the respective base year(s). All assessments (including interest thereon) shall be paid over the longest period allowable.
4.6 Lessor shall appeal the tax assessor’s valuation whenever in Lessor’s judgment there is a reasonable likelihood for success in such appeal to an extent which justifies such an appeal, and any refunds gained by such appeal shall be applied first to the cost of the appeal and any excess shall be refunded to Lessee in proportion to the share of the taxes in question paid by Lessee.
4.7 The foregoing charges constitute additional rent which shall be deemed to accrue uniformly during the calendar year in which the payment is due. Payment under the provisions of this Section for the year the lease term ends shall be prorated, based on reasonable projections of the increase through the termination of this lease and shall be due thirty (30) days before such termination.
5. POSSESSION
5.1 In the event of the inability of Lessor to deliver possession of the leased premises or any portion thereof, at the time of the commencement of the term of this lease, Lessor shall not be liable for any damage caused thereby, nor shall this lease thereby become void or voidable, nor shall the term herein specified be in any way extended, but in such event, Lessee shall not be liable for payment of any rent until such time as Lessor can deliver possession, except as may be otherwise provided in Exhibit B to this lease. If Lessor shall deliver possession of the leased premises to Lessee prior to January 1, 1993 and Lessee agrees to accept the same at such time, both Lessor and Lessee agree to be bound by all provisions and obligations of this lease during the prior period.
5.2 Notwithstanding the foregoing, if Lessor fails to deliver all of the office space portion of the leased premises to Lessee in Substantially Completed condition by 5:00 p.m., December 14, 1992, Lessor shall hold Lessee harmless from (a) all rent and other occupancy charges incurred by Lessee with respect to its existing office space premises in the Pacific Building or elsewhere which is in excess of the rent and other charges payable by Lessee for its existing office space Pacific Building premises (at the rent rate and additional rent charges in effect for December 1992) from January 1, 1993 until five (5) days after the date on which the tenant improvement in the office space portion of the leased premises have been Substantially Completed, and (b) reasonable attorneys’ fees and expenses incurred by Lessee with respect to such occupancy beyond December 31, 1992 in its existing Pacific Building premises or elsewhere (other than the Building). Such indemnity shall not apply to the extent such failure would not have occurred but for delay caused by Lessee or its agents (including Lessee’s Architect), including without limitation delay caused by Lessee’s failure to comply with the schedule specified in Exhibit B, change orders requested by Lessee, and the causes listed in Section 5.6 of Exhibit B.
5.3 Notwithstanding the foregoing, if Lessor fails to deliver all of the branch bank portion of the leased premises to Lessee in Substantially Completed condition by 5:00 p.m., December 14, 1992, Lessor shall hold Lessee harmless from (a) all rent and other occupancy charges incurred by Lessee with respect to its existing branch bank premises in the Pacific Building which is in excess of the rent and other charges payable by Lessee for its existing Pacific Building branch bank premises (at the rent rate and additional rent charges in effect for December 1992) from January 1, 1993 until five (5) days after the date on which the tenant improvements in the branch bank portion of the leased premises have been Substantially Completed and (b) reasonable attorneys’ fees and expenses incurred by Lessee with respect to occupancy beyond December 31, 1992 in its existing Pacific Building branch bank premises or elsewhere (other than the Building) from January 1, 1993 until five (5) days after the date on which the tenant improvements in the branch bank portion of the leased premises have been substantially completed. Such indemnity shall not apply to the extent such failure would not have occurred but for (a) delay caused by Lessee or its agents (including Lessee’s Architect), including without limitation delay caused by Lessee’s failure to comply with the schedule specified in Exhibit B, change orders requested by Lessee, and the causes listed in Section 5.6 of Exhibit B, (b) delay caused because the time period to obtain a building permit for the branch bank space exceeded twelve (12) weeks from the date a complete building permit application was submitted to the City of Seattle because Lessee’s design for such space differed materially from the design solution shown in Exhibit E, or (c) Lessee’s failure to occupy the branch bank space when it could be beneficially occupied by Lessee (i.e., branch bank business could be reasonably conducted therein, even though some portions of the work which did not prevent Lessee’s beneficial occupancy were not completed).
5.4 Notwithstanding Section 5.1, Lessor will proceed diligently and in good faith to deliver all of leased premises covered by a building permit to Lessee in a Substantially Completed condition within one hundred twelve (112) days after the building permit for such portion of the leased premises has been received by Lessor from the City of Seattle, or such later date as may be specified in the construction contract for such work, subject to delays caused by Lessee or its agents strikes or other labor disputes, material shortages, fire or other casualty, acts of God or other causes beyond Lessor’s control. From the date hereof until the date rent commences for the entire office portion of the leased premises, Lessee may use Floor 21 of the TUS Building (on an AS IS, WHERE IS, basis) free of any rent to store furniture and equipment which will be installed by Lessee in the leased premises when the term of this lease commences. Costs incurred by Lessee in connection with such use shall be a charge to Tenant Work. All of such furniture and equipment and packaging materials or other debris associated with such use shall be removed from Floor 21 not later than the date rent commences for the entire office portion of the leased premises, and the areas used by Lessee shall be left in a broom clean condition.
6. ACCEPTANCE AND CARE OF PREMISES

6.1 Taking of possession of the leased premises by Lessee shall be conclusive evidence the leased premises were, on that date, in good, clean and tenantable condition and as represented by Lessor, except as otherwise noted by Lessee in writing to Lessor within thirty (30) days after said date, except for latent defects.
6.2 Lessee shall keep the leased premises neat and clean and in a sanitary condition (subject to Lessor’s janitorial obligations) and shall at all times preserve them in as good condition and repair as they are when first occupied by Lessee, or may hereafter be put into, reasonable use and wear and damage by fire or other casualty excepted. All damage or injury done to the leased premises by Lessee or by any persons who may be in or upon the leased premises with the consent of Lessee, including the cracking or breaking of glass of any windows and doors, shall be paid for by Lessee and Lessee shall pay for all damage to the Building caused by Lessee’s misuse of the leased premises or the appurtenances thereto. Lessee shall not put any curtains, draperies or other hangings on or beside the windows in the leased premises without first obtaining Lessor’s consent. If Lessee shall fail to keep and preserve the leased premises in said condition and state of repair (after notice and opportunity to cure as provided for in Section 16 below, although a shorter cure period (or no cure period at all) shall be permissible in an emergency situation or if necessary in order to avoid further damage (e.g., if an exterior window is broken.)) Lessor may at its option put or cause the same to be put into the condition and state of repair agreed upon, and in such case Lessee, on demand, shall pay the cost thereof.
7. ALTERATIONS
Lessee shall not make any alterations, additions or improvements in or to the leased premises without Lessor’s prior written consent, unless the work in question can lawfully be performed without a building permit, in which case Lessor’s consent shall not be required. Notwithstanding the foregoing, Lessee shall not make changes to locks on doors, or add, disturb or in any way change any plumbing, electrical wiring, HVAC or other Building service components therein, without the prior written consent of Lessor. Lessor may require that any such work be performed by contractors acceptable to Lessor, in Lessor’s reasonable discretion. Lessor, at its option, may at its own expense make any repairs, alterations or improvements which Lessor may deem necessary or advisable for the preservation, safety or improvement of the leased premises or the Building, provided only that Lessee shall at all times have reasonable access to and the use of all of the leased premises.
8. INSPECTION AND REPAIRS
Lessor shall have the right to inspect the leased premises at all reasonable times and the right to enter the same for the purpose of cleaning, repairing, altering or improving the same, or the Building, but nothing contained in this lease shall be construed so as to impose any obligation on Lessor to make any repairs, alterations or improvements except as expressly provided in Section 9. In no event shall Lessor enter any portion of the leased premises without giving Lessee reasonable advance notice, other than in the case of an emergency or entrance in conjunction with normal janitorial work. Moreover, and notwithstanding the foregoing, Lessor acknowledges that a portion of the leased premises will be used for banking activities. As a result, Lessor hereby agrees that it will comply with reasonable security measures required by Lessee for security reasons or for regulatory compliance reasons (e.g., Lessor shall have no access whatsoever to Lessee’s vault and Lessor’s janitors shall work with lessee’s alarm company to ensure the integrity of Lessee’s alarm system.)
9. SERVICES BY LESSOR
9.1 Lessor will, at its expense, furnish Lessee with the following services and utilities:
(a) Elevator service during normal business hours of the Building and the service of at least one elevator during all other hours. Lessee shall have twenty-four hour per day, three hundred and sixty-five day per year access to all of its space and to the Building and parking garage without need to give any prior notice to Lessor or Lessor’s agents. Acceptable arrangements shall be made for Lessee’s access to the freight elevator and loading dock for after-hour usage.
(b) Heating and air cooling to maintain a temperature condition which provides for reasonably comfortable occupancy of the leased premises under normal business operations from 7 a.m. to 6 p.m. Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturdays, except for those legal holidays generally observed in the state of Washington, provided Lessee complies with Lessor’s instructions regarding use of drapes and thermostats and Lessee does not utilize heat generating machines or equipment which affect the temperature otherwise maintained by the air cooling system. Upon request Lessor shall make available at Lessee’s expense after hours heat or air cooling. The after hours HVAC service shall be available to Lessee as requested at a rate of $10.00 per hour per floor (or partial floor), initially, subject to reasonable increases during the lease term.
(c) Cold water for the drinking fountain and toilets and , hot and cold water for lavatories located in the core of the office tower portion of the TUS Building, and cold water for any purposes within the leased premises.

(d) Electricity for Building standard lighting and operation of low power usage office machines in quantities usually furnished by Lessor to tenants in the Building for general office use. Low power usage machines are typewriters, desk top calculators, desk top computer terminals and similar equipment with similar power requirements which operate on 110 volt circuits.
(e) Janitorial service and window washing as outlined in Exhibit C attached. This service includes vacuum cleaning of carpets and cleaning of Building standard vinyl composition tile, but no other services with respect to carpets or non-standard floor coverings. Shampoo or similar cleaning of carpets and repair and replacement of carpets shall be Lessee’s responsibility and at Lessee’s expense, except as otherwise provided in Section 26.4. Lessor shall maintain and operate all common areas of the Building (including elevators) in a neat, orderly and first class condition and manner.
(f) Maintain the exterior window blinds, windows, doors, floors, walls, ceilings, plumbing and plumbing fixtures, and electrical distribution system, HVAC system, fire safety system and all other systems that are common to the Building, and lighting fixtures which are standard for the Building in good condition and repair, except for damage caused by Lessee, its employees, agents, invitees or visitors. Such services and the other services in this Section 9 will also be provided by Lessor as to any of the foregoing items that are not standard for the Building, but possibly at Lessee’s expense as hereafter provided.
(g) Replacement of burned out fluorescent tubes in light fixtures which are standard for the Building and incandescent bulbs in elevator lobbies which are standard for the Building. Burned out bulbs, tubes or other light sources in fixtures which are not standard for the Building will also be replaced by Lessor, but at Lessee’s expense. Lessee shall pay Lessor the retail price for non-standard tubes, bulbs or other light sources replaced by Lessor. There shall be no labor charge to Lessee for such replacements. All incandescent bulbs are non-standard, except for the number used in building standard elevator lobbies.
(h) Painting and cleaning of walls and ceilings which are standard for the Building when required due to normal wear and tear in the judgment of Lessor. Otherwise, such painting and cleaning shall be at Lessee’s expense, except as otherwise provided in Section 26.4.
Notwithstanding any statement to the contrary outlined anywhere in this lease, in no event shall Lessee be subjected to any charges whatsoever for the usage of electricity in the leased premises (excluding after-hours usage of the HVAC system, which shall be charged in accordance with the terms of Section 9.1(b) above), regardless of whether such electricity is being used to serve machinery or equipment of the high power usage variety, provided that the machinery or equipment is similar in type and quantity (on a per square foot basis) to the machinery and equipment currently in use in Lessee’s Pacific Building premises (if that is not the case, any excess electricity usage shall be charged to Lessee at rates reasonably estimated to reflect the actual cost of such excess electricity to Lessor). Lessor has toured Lessee’s Pacific Building space. Lessee has provided Lessor with an inventory of the machinery and equipment currently used by Lessee in its Pacific Building premises and a statement setting forth the rentable area of its Pacific Building premises.
In addition, notwithstanding any other statement to the contrary contained anywhere else in this lease, in no event shall Lessee be subject to any charge whatsoever for any normal cleaning or maintenance of any portion of the leased premises, regardless of whether such portion is building standard or not, except that Lessee shall reimburse Lessor for the reasonable costs incurred by Lessor to clean and maintain items which are not standard for the Building, if the cost to normally clean and maintain the leased premises as required under this lease is in Lessor’s judgment (acting in good faith) significantly more than the cost to similarly clean and maintain a leased premises where all items are standard for the Building. With respect to non-standard items substituted for building standard items, the amount to be reimbursed shall be limited to the amount by which the cost to clean and maintain the non-standard item exceeds the cost Lessor would have incurred to clean and maintain the substituted for standard item.
9.2 Lessor shall use reasonable diligence to remedy an interruption in the furnishing of such services and utilities. If, however, any governmental authority imposes regulations, controls or other restrictions upon Lessor or the Building which would require a change in the services provided by Lessor under this lease, Lessor may comply with such regulations, controls or other restrictions, including without limitation, curtailment, rationing or restrictions on the use of electricity or any other form of energy serving the leased premises. Lessee will cooperate and do such things as are reasonably necessary to enable Lessor to comply with such regulations, controls or other restrictions.
9.3 Whenever heat generating machines or equipment or lighting other than building standard lights are used in the leased premises by Lessee which affect the temperature otherwise maintained by the air cooling system, Lessor shall have the right to install supplementary air cooling units in the leased premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Lessee to Lessor upon billing by Lessor. Subject to the terms of Section 9.1, Lessor may impose a reasonable charge for utilities and services, including without limitation, air cooling, electric current and water, required to be provided the leased premises by reason of, (a) any substantial recurrent use of the leased premises at any time other than the hours of 7:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturday, (b) any use beyond what Lessor agrees to furnish as described above, (c) electricity used by equipment designated by Lessor as high power usage equipment or (d) the installation, maintenance, repair, replacement or operation of supplementary air cooling equipment, additional electrical systems or other equipment required by reason of special electrical, heating, cooling or ventilating requirements of equipment used by Lessee at the leased premises. Lessee shall not be deemed to have triggered the substantial recurrent after-hours use clause outlined above unless it uses more than twenty percent of the leased premises on a night shift or similar regular recurring basis between the hours of 8:00 p.m. and 6:00 a.m. High power usage equipment includes without limitation, data processing machines, punch card machines, computers and machines which operate on 220 volt circuits. Lessee shall not install or operate high power usage equipment on the leased premises without Lessor’s prior written consent, which may be refused unless Lessee confirms in writing its obligation to pay the additional charges necessitated by such equipment (subject to the terms of Section 9.1). At Lessor’s or Lessee’s option, separate meters for such utilities and services may be installed for the leased premises and Lessee upon demand therefor, shall immediately pay Lessor for the installation, maintenance, repair and replacement of such meters.
9.4 Lessor does not warrant that any of the services and utilities referred to above will be free from interruption. Interruption of services and utilities shall not be deemed an eviction or disturbance of Lessee’s use and possession of the leased premises or any part thereof or render Lessor liable to Lessee for damages, or relieve Lessee from performance of Lessee’s obligations under this lease.
If there is an interruption of heating, cooling, electricity, water, sewer or elevator service to the leased premises, and such interruption was not caused by Lessee or by casualty described in Section 10 below, and such interruption materially disrupts the conduct of Lessee’s business upon the leased premises, then such interruption is hereafter referred to as an Essential Service Interruption. If an Essential Service Interruption lasts for more than three (3) consecutive business days, or five (5) days out of any seven (7) day period, the rent under this lease shall thereafter be abated on the portion of the leased premises affected until restoration of the Essential Service in question, unless the Essential Service Interruption was caused by Lessor’s negligent or willful act, and in such event the rent shall be so abated from the day after the Essential Service Interruption occurs until restoration of the Essential Service in question.
Likewise, if the Essential Service Interruption exists for twenty-five (25) business days out of any sixty (60) day period, Lessee shall have the right to terminate this lease by giving Lessor thirty (30) days prior written notice (such termination notice shall be nullified if the Essential Service in question is restored on a permanent basis during such thirty (30) day period). The provisions of Section 10.4 concerning substitute space shall also be applicable in the event of an Essential Service Interruption which does or is expected to exist for twenty-five (25) business days out of any sixty (60) day period. If such substitute space is provided before the end of said thirty (30) day period, said thirty (30) day period shall be extended to a period ending one hundred eighty (180) days from the commencement of such interruption if Lessor is diligently pursuing the remedy of such interruption and it is reasonably certain that the Essential Service Interruption in question can be and will be restored within one hundred eighty (180) days from the commencement of such interruption.
10. FIRE OR OTHER CASUALTY
10.1 In the event the Building or the leased premises shall be destroyed or rendered untenantable, either wholly or in part, by fire or other casualty, Lessor may, at its option, restore the Building or leased premises to as near their previous condition as is reasonably possible, and in the meantime the rent shall be abated in the same proportion as the untenantable portion of the leased premises bears to the whole thereof; but unless Lessor, within sixty (60) days after the happening of any such casualty, shall notify Lessee of its election to so restore, this lease shall thereupon terminate and end. Such restoration by Lessor shall not include replacement of furniture, equipment or other items that do not become part of the Building or any improvements to the leased premises in excess of those provided for in the allowance
10.2 If Lessee is deprived of elevator access to the office portion of the leased premises as a result of a casualty, all rent shall be abated as to said office portion during the duration of the period in which such access is unavailable.
10.3 Notwithstanding the foregoing, if the casualty in question can be repaired, rebuilt or replaced (i.e., restored) within one hundred eighty (180) days from the date of the casualty (without working overtime), Lessor shall be required to so restore. If Lessor does not warrant to Lessee (a) within sixty (60) days from the date of the casualty, or (b) within ten (10) days after Lessor’s receipt of written request from Lessee which references this Section 10 and asks if such notice will be issued (Lessee’s request to be given not earlier than fifty (50) days after the date of casualty), whichever is later, that Lessor will have completed the restoration work within one hundred eighty (180) days from the date of the casualty, and if the casualty materially disrupts the conduct of Lessee’s business at the office portion, branch bank portion or other portions (if any) of its leased premises,

Lessee shall be entitled to terminate this entire lease (even if the material disruption is only in the branch bank portion) by giving notice of termination to Lessor on or before that date which is one hundred twenty (120) days from the date of the casualty or three (3) business days after Lessee has received written notice from Lessor that Lessor has received its building permit for the restoration work, whichever occurs first.
If Lessor elects or is required to restore, all parties shall proceed diligently to enable the required building permit to be obtained within ninety (90) days from the date of casualty.
Provided that Lessor has proceeded diligently to obtain the building permit, said one hundred eighty (180) day period shall be extended by the number of days (if any) in excess of ninety (90) days from the date of casualty to the date the building permit is issued, but in no event beyond three hundred sixty (360) days from the date of casualty.
Said original one hundred eighty (180) day period shall be extended by the duration of any delay in substantially restoring the leased premises in question caused by Lessee, strikes, or other labor disputes, material shortages, fire or other casualty, acts of God or other causes beyond Lessor’s control, but in no event beyond three hundred sixty (360) days from the date of casualty, except for delays caused by Lessee.
10.4 Lessor hereby agrees that in the event of a casualty that materially disrupts the conduct of Lessee’s business in the office space portion, branch bank portion or other portion (if any) of the leased premises, Lessor will use its reasonable best efforts to provide Lessee with substitute space (which is the functional equivalent of the space damaged by the casualty) in the Building or in other buildings that Lessor or any affiliate of Lessor may manage, own or control in the central business district of Seattle. Such substitute space shall be provided to Lessee on an “AS IS, WHERE IS” basis and at fair market rent for the substitute space (given the “AS IS, WHERE IS” nature of the tenancy), not to exceed the rent called for herein. Lessee shall pay its own moving expenses. Lessee shall vacate such space promptly after the leased premises have been restored to a tenantable condition.
11. WAIVER OF SUBROGATION
Anything in this lease to the contrary notwithstanding, Lessor and Lessee each hereby waives any and all claims against the other, its agents, officers, directors, shareholders or employees, for loss or damage to the leased premises or the Building, or any personal property of such party therein, that is caused by or results from fire and other perils insured against under (a) the normal fire with extended coverage insurance policies, or (b) the standard business interruption insurance policies (if any), carried by the parties and in force at the time of damage or loss. Each party shall cause each such insurance policy obtained by it to provide that the insurance company waives all right to recovery by way of subrogation against the other party in connection with any such damage or loss.
12. USES
12.1 The leased premises are to be used only for the uses specified in Section 1.6 hereof, and for no other business or purpose without the prior written consent of Lessor. Lessee shall not establish a separate and distinct operation within the retail space of the TUS Building which is identifiable by the public as being engaged in the sale of securities, investment banking or stock brokerage, so long as such uses are prohibited by the lease to Dean Witter Reynolds Inc. for its space on the 29th floor of the TUS Building, including assignments or extensions thereof. If the required consent of Dean Witter Reynolds Inc. or its assignee to any or all of such uses has been obtained, Lessor will not unreasonably withhold its consent to any or all of such uses. No act shall be done in or about the leased premises that is unlawful or that will increase the existing rate of insurance on the Building. Lessee shall not commit or allow to be committed any waste upon the leased premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. Lessee shall not, without the prior written consent of Lessor, use any apparatus, machinery or device in or about the leased premises which will cause any substantial noise or vibration. If any of Lessee’s office machines and equipment should disturb the quiet enjoyment of any other tenant in the Building, then Lessee shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance. Lessee shall comply with all laws relating to its use of the leased premises, but Lessee shall not be required to make capital improvements to the leased premises unless the capital improvement is required as a result of Lessee’s unique use of the leased premises, as opposed to a capital improvement that applies generally throughout all or most of the Building or that applies throughout all or most of the retail/public access portions of the Building. Lessee shall however be responsible to cause the leased premises to comply with current or future laws related to disabled or otherwise handicapped persons at all times during the lease term, excluding from the foregoing requirement, the shell (exterior perimeter walls and windows and structural members of the TUS Building) and core (the center area of the tower portion of the TUS Building containing the elevators, elevator lobbies, restrooms, fire stairways and other common areas or service spaces portions of the TUS Building) or the common areas of the Building, which shell and core and common areas shall be the responsibility of Lessor.
12.2 Lessor represents that there are no provisions in existing leases of space in the TUS or OUS Buildings which restrict Lessee’s use of the leased premises or expansion space added to the leased premises under Sections 27 or 28 for the uses authorized in Section 1.6, except the restrictions in the Dean Witter Reynolds, Inc. lease set forth above in Section 12.1. Lessor will not agree to any amendment of existing leases or the insertion in future leases of space in the TUS or OUS Buildings which would prevent Lessee from using the leased premises (including expansion space added thereto under Sections 27 or 28) for any of the uses authorized in Section 1.6.
13. SIGNAGE AND PLAZA IDENTIFICATION
13.1 Lessee shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the office space portion of the leased premises at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the office space portion of the leased premises without first obtaining Lessor’s written consent thereto. Any such consent by Lessor shall be upon the understanding and condition that Lessee will remove the same at the expiration or sooner termination of this lease and Lessee shall pay Lessor the cost to repair any damage to the leased premises or the Building caused thereby. Lessor shall have the right to prohibit any advertising by Lessee which, in its reasonable opinion, tends to impair the reputation of the Building as a first-class shopping, business or professional area.
13.2 Notwithstanding the foregoing, Lessee shall have the right to install signage on the outer surfaces of any retail spaces it occupies and display promotional materials in the windows of such space. Such signage shall be professional in nature. Lessor agrees to cooperate with Lessee in achieving the maximum permitted signage desired by Lessee for its requirements. However, Lessee shall submit its permanent signage plans to Lessor for advance approval as to style, materials, and aesthetics, such approval not to be unreasonably withheld. Lessee acknowledges that Lessor will require any signage to be professional in appearance and in keeping with the first class nature of the Building. Garish signs will therefore be prohibited. Lessee shall also have the right to use a likeness of the Building or its branch bank location in its promotional materials.
13.3 Lessor agrees to work to minimize any confusion that may occur between the identity and location of Continental Insurance (6th floor) and Lessee (Continental, Inc.), including consideration of how Lessee will be identified on the Building Directory in the main lobby.
13.4 Notwithstanding any statement to the contrary contained anywhere else in this lease, Lessee’s obligations under this lease are hereby made expressly subject to and contingent upon Lessee being satisfied in Lessee’s sole discretion with both (1) the resolution of the issue described in Section 13.3 above and (2) the signage that Lessor has approved pursuant to Section 13.2. above. Lessor and Lessee hereby agree to work together diligently and in good faith to resolve such issues as soon as is reasonably possible after the date on which this lease becomes fully executed. If Lessee has not notified Lessor in writing on or before that day which is thirty (30) days from the date on which this lease becomes fully executed that Lessee is terminating this lease pursuant to the contingency outlined in this Paragraph 13.4, such contingency shall automatically lapse and thereafter be null and void. If necessary, the thirty (30) day period will be extended an additional thirty (30) days upon written notice from Lessee to Lessor, provided Lessee is proceeding as above provided and the notice is received by Lessor prior to the expiration of the initial thirty (30) day period.
14. ACCIDENTS AND INDEMNITY
14.1 Lessee shall protect, defend, indemnify and hold Lessor harmless from all loss, damage, liability or expense, including reasonable attorneys’ fees, resulting from any injury to any person or any loss of or damage to any property caused by or resulting from any act, omission or negligence of Lessee or any officer, employee, agent, contractor, invitee, or visitor of Lessee in or about the Leased Premises or the Building, but the foregoing provision shall not be construed to make Lessee responsible for loss, damage, liability or expense resulting from injuries to any person caused by any act, omission or negligence of Lessor, or of any officer, employee, agent, contractor, invitee or visitor of Lessor, or other tenant of the Building.
14.2 Lessor shall protect, defend, indemnify and hold Lessee harmless from all loss, damage, liability or expense, including reasonable attorneys’ fees, resulting from any injury to any person or any loss of or damage to any property caused by or resulting from any act, omission or negligence of Lessor or any officer, employee, agent, contractor, invitee, or visitor of Lessor in or about the Leased Premises or the Building, but the foregoing provision shall not be construed to make Lessor responsible for loss, damage, liability or expense resulting from injuries to any person caused by any act, omission or negligence of Lessee, or of any officer, employee, agent, contractor, invitee or visitor of Lessee, or other tenant of the Building. The general contractor for the Tenant Work described in Exhibit B is Lessor’s contractor.

14.3 If Lessor and Lessee are concurrently negligent for any reason whatsoever, each party shall indemnify or be obligated as hereinabove provided, but only to the extent of the indemnifying or obligated party’s negligence. Any immunity provided for either party under Title 51, RCW, is hereby waived by Lessor and Lessee.
14.4 Lessee’s Insurance. Lessee shall, throughout the term of this lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, (a) a policy of commercial general liability insurance including a contractual liability endorsement covering Lessee’s obligations under this lease, insuring Lessee’s activities upon, in or about the leased premises or the Building against claims of bodily injury or death or property damage or loss with a limit of not less than One Million Dollars ($1,000,000) combined single limit, and (b) what is commonly referred to as “all risk” coverage insurance (but excluding earthquake and flood) on Lessee’s furniture, fixtures, equipment and other personal property in an amount not less than the current One Hundred Percent (100%) replacement value thereof. Such insurance may contain deductibles in such amounts as Lessee in its judgment determines are reasonable.
14.5 Lessor’s Insurance. Lessor shall throughout the term of this lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, (1) what is commonly referred to as “all risk” coverage insurance, (excluding earthquake and flood,) on the Building and the leasehold improvements in the leased premises that become part of the Building in an amount not less than One Hundred Percent (100%) replacement value thereof or such other coverage as is generally maintained by owners of comparable Class A buildings in downtown Seattle; (b) commercial general liability insurance including a contractual liability endorsement covering Lessor’s obligations under this lease with a limit of not less than One Million Dollars ($1,000,000) combined single limit. Such insurance may contain deductibles in such amounts as Lessor shall in its judgment determine are reasonable.
14.6 Insurance Policy Requirements. All insurance under this Section 14 shall be with companies satisfactory to Lessor and authorized to do business in Washington. No insurance policy required hereunder shall be canceled or reduced in coverage and each insurance policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days prior written notice to Lessor. Lessee shall deliver to Lessor prior to commencement of the lease term and from time to time thereafter, copies of policies of such insurance or certificates evidencing the existence and amounts of same and naming Lessor as Additional Insured thereunder. In no event shall the limits of any insurance policy required hereunder be considered as limiting the liability of Lessee or Lessor under this Lease. At Lessee’s request, Lessor will provide Lessee with copies of its required insurance coverages or provide Lessee with access to such policies for Lessee’s inspection.
15. LIENS AND INSOLVENCY
Lessee shall keep the leased premises and the Building free from any liens arising out of any work performed, materials ordered or obligations incurred by Lessee. If Lessee becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, or assignee or other liquidating officer is appointed for the business of Lessee, then Lessor, at its option, may immediately or any time thereafter terminate Lessee’s right of possession under this lease, subject to the terms of any applicable laws then in effect.
16. DEFAULT BY LESSEE AND RE-ENTRY
Lessee covenants as a material part of the consideration for this lease to keep and perform each and all of said terms, covenants and conditions by Lessee to be kept and performed and that this lease is made upon the condition of such performance. Except for a default under the preceding Section 15 for which immediate right of termination is given to Lessor, if Lessee fails to pay any installment of rent within ten (10) days after written notice, or to perform any other covenant under this lease within thirty (30) days after written notice from Lessor stating the nature of the default, Lessor may terminate this lease and re-enter and take possession of the leased premises; provided that if the nature of such default other than for non-payment of rent is such that the same cannot reasonably be cured within such thirty-day period, Lessee shall not be deemed to be in default if Lessee shall within such period (i.e., within thirty (30) days after Lessor’s notice) commence such cure and thereafter diligently prosecute the same to completion. Notwithstanding such retaking of possession by Lessor, Lessee’s liability for the rent provided herein shall not be extinguished for the balance of the term of this lease, and Lessee shall make good to Lessor any deficiency arising from a reletting of the leased premises at a lesser rental, plus the costs and expenses of renovating or altering the leased premises (pro rated if the term of the new tenancy extends beyond the remaining term of this lease). Lessee shall pay any such deficiency each month as the amount thereof is ascertained by Lessor. All remedies provided herein are cumulative and are in addition to those provided by law.
17. REMOVAL OF PROPERTY AND REPLACEMENT OF NON-STANDARD ITEMS
Upon the expiration or termination of the lease term, Lessee shall (a) at its expense remove Lessee’s goods and effects and those of all persons claiming under Lessee, and (b) if Lessee caused the leased premises to be improved with other than building standard ceiling suspension system, acoustical tile ceiling, fluorescent light fixtures, millwork detail, doors and door frames, hardware or hard surface floor tile and base, or any corridor adjacent to the core of the building to be other than building standard width and construction, and if such improvements are made without Lessor’s consent, Lessee shall pay Lessor an amount equal to the cost to replace all such non-standard non-approved items with building standard items and the cost to replace such non-standard non-approved public corridor with one of building standard width and construction. Any property left in the leased premises after the expiration or termination of the lease term shall be deemed to have been abandoned and the property of Lessor to dispose of as Lessor deems expedient at Lessee’s expense, subject to Lessor’s compliance with any applicable laws then in effect.
18. NON-WAIVER
Failure of either party to insist, in any one or more instances, upon strict performance of any term, covenant or condition of this lease, or to exercise any option herein contained, shall not be construed as a waiver, or a relinquishment for the future, of such term, covenant, condition or option, but the same shall continue and remain in full force and effect. The receipt by Lessor of rents with knowledge of a breach of any of the terms, covenants or conditions of this lease to be kept or performed by Lessee shall not be deemed a waiver of such breach.
19. COSTS AND ATTORNEYS’ FEES
In the event of litigation between the parties hereto declaratory or otherwise, for the enforcement of any of the covenants, terms and conditions of this lease, the losing party shall pay the costs thereof and reasonable attorneys’ fees incurred by the prevailing party, which shall be determined and taxed by the Court as part of the costs of such action.
20. PRIORITY
20.1 Provided that Lessee is given a satisfactory non-disturbance covenant by the lender in question, Lessee agrees that this lease shall be subordinate to any first mortgages or deeds of trust that may hereafter be placed upon the leased premises or the Building containing the same, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacement and extensions thereof. Within fifteen (15) days after written request from Lessor, Lessee shall execute any documents that may be necessary or desirable to effectuate the subordination of this lease to any such mortgages or deeds of trust and shall execute reasonable estoppel certificates as requested by Lessor from time to time.
20.2 Lessee will be provided non-disturbance agreements, with permanent lien holder(s) in form attached as Exhibit D. Lessor hereby warrants that, simultaneous with Lessor’s execution of this lease, Lessor shall obtain non-disturbance agreements in the form attached as Exhibit D-l from all permanent lien holders with a lien recorded against all or any part of the TUS Building, or the TUS Land as of the date of full execution of this lease, and the holder of the second lien recorded against the OUS Building or the OUS Land, and use its reasonable best efforts to obtain for Lessee non-disturbance agreement in the form attached as D-2 from the holder of the first lien recorded against the OUS Building or the OUS Land.

21. CONDEMNATION
21.1 If all of the leased premises or such portions of the Building as may be required for the reasonable use of the leased premises, are taken by eminent domain, this lease shall automatically terminate as of the date Lessee is required to vacate the leased premises and all rentals shall be paid to that date. In case of a taking of a portion of the leased premises not required for the reasonable use of the leased premises, or a portion of the Building not required for the reasonable use of the leased premises, or a taking of a portion of the leased premises that is required for Lessee’s reasonable use thereof and Lessee does not elect to terminate, then this lease shall continue in full force and effect and the rent shall be equitably reduced based on the proportion by which the floor area of the leased premises is reduced, such rent reduction to be effective as of the date possession of such portion is delivered to the condemning authority.
21.2 In the event of a taking of a portion of the leased premises that is required for Lessee’s reasonable use of the leased premises, Lessee shall have the option to terminate this lease effective the date Lessee is required to vacate such portion, if Lessor is unable to provide satisfactory alternative space in the Building for the space taken on a turnkey basis at Lessor’s sole expense at the same rent and other terms of this lease. Alternative space for office space shall be in the TUS Building. If the alternative office space is comparable to the original office leased premises in all material respects, it will be accepted by Lessee, otherwise its acceptance will be subject to Lessee’s approval in its sole discretion. Alternative space for the branch bank space shall be the functional equivalent of the branch bank space and be in (a) the retail area of the Building with street frontage, or (b) off site at a location approved by Lessee in its sole discretion. Lessor and Lessee hereby agree that if the portion of Lessee’s branch bank space which is taken is a portion required for Lessee’s reasonable use of its branch bank space, it is a taking entitling Lessee to terminate the entire lease unless Lessor provides alternative space which complies with the requirements of the preceding sentence (e.g., off-site alternative space must be at a location approved by Lessee in its sole discretion). Alternative space for the rest of Lessee’s retail area space may be in the retail or office portions of the Building and subject to Lessee’s approval, acting reasonably.
21.3 Subject to the following provisions of this Section 21, Lessor reserves all rights to the award for any taking of the Building and Land or portions thereof by eminent domain, and Lessee hereby assigns to Lessor any right Lessee may have to such award. Lessee shall make no claim against Lessor for damages for termination of the leasehold interest or interference with Lessee’s Building. Lessee shall have the right, however, to claim and recover from the condemning authority compensation for any loss or damage suffered by Lessee as a result of the termination of Lessee’s leasehold interest, for any loss to which Lessee may be put for Lessee’s moving expenses and for the interruption of or damage to Lessee’s business, provided that such damages may be claimed only if they are awarded separately in the eminent domain proceeding and not as part of the damages recoverable for taking of the leased premises or the Building.

22. ASSIGNMENT AND SUBLETTING
22.1 Lessee shall have the right to assign the Lease and all extension, expansion and other rights related thereto, in its entirety, or to sublease all or any portion of the leased premises, without the consent of Lessor to (a) any party resulting from a merger or consolidation with Lessee, (b) any entity succeeding to the business and assets of Lessee, or (c) a subsidiary, parent or affiliate of Lessee, provided such Assignee shall have a financial worth equal to or greater than Lessee. Notwithstanding the foregoing, however, Lessee shall have the right to assign to Continental Savings Bank without Lessor’s consent, provided that Continental Savings Bank’s financial worth is then at least seventy-five percent (75%) of the financial worth of Lessee.
22.2 All other assignments and subleases shall require Lessor’s consent. Such consent shall not be unreasonably withheld or delayed. The criteria for consent shall be limited to:
(a) financial responsibility, i.e., the proposed transferee is sufficiently creditworthy to lease directly from the Lessor or the average similarly situated lessor at the time of the proposed assignment or sublease; provided, however, that if Lessor chooses not to release Lessee from liability under the Lease, Lessee’s financial backing shall be factored into Lessor’s analysis of this criteria;
(b) the identity and business of the proposed transferee is suitable for the Building;
(c) the proposed use is legal; and
(d) neither the proposed assignee/sublessee nor the proposed use will violate restrictions in any other existing third party lease of space in the Building.
22.3 Any profit, net of subleasing or assignment costs (which costs shall include, but not be limited to, lease commissions, tenant improvement expenses, rent concessions or other concessions granted to the sublessee or assignee), to Lessee from any assignment or sublease requiring Lessor’s consent shall be shared 50% to Lessee and 50% to Lessor.
22.4 If Lessee wishes to assign this Lease or sublet the leased premises or any part thereof other than as outlined above in Section 22.1, Lessee shall first give written notice (“Lessee’s Notice”) to Lessor of its intention to do so, which notice shall contain the name of the proposed assignee or subtenant (collectively “transferee”), the nature of the proposed transferee’s business to be carried on in the leased premises and the terms and provisions of the proposed assignment or sublease. Lessee shall also provide Lessor with a copy of the proposed assignment or sublease when it is available and such financial and other information with respect to the proposed transferee and transfer that Lessor may reasonably require.
22.5 Whether or not Lessor consents to a proposed transfer, Lessee shall reimburse Lessor on demand for any and all costs that may be incurred by Lessor in connection with any proposed transfer including, without limitation, the cost of investigating the acceptability of the proposed transferee and attorneys’ fees incurred in connection with each proposed transfer. In no event shall such costs exceed Two Hundred Fifty Dollars ($250.00), increased by five percent (5%) per year of the lease term (cumulative and compounded).
22.6 If Lessor consents to any proposed assignment or sublease, (a) Lessee may enter into same, but only upon the specific terms and conditions set forth in Lessee’s Notice, (b) any sublease or assignment shall be subject to, and in full compliance with, all of the terms and provisions of this lease, (c) the consent by Lessor to any assignment or sublease shall not relieve Lessee of any obligation under this lease, and (d) each assignee shall assume in a manner satisfactory to Landlord all obligations of Lessee under this lease and shall be jointly and severally liable with Lessee for the payment of rent, and the performance of all of the terms, covenants, conditions and agreements herein contained on Lessee’s part to be performed.
23. RULES, REGULATIONS AND MISCELLANEOUS

23.1 Lessee shall use the leased premises and the public areas in the Building in accordance with such reasonable rules and regulations as may from time to time be adopted by Lessor for the general safety, care and cleanliness of the leased premises or the Building, and the preservation of good order therein, and shall cause Lessee’s employees, agents, invitees and visitors to abide by such rules and regulations. In no event shall Lessee be obligated to comply with any rule or regulation not expressly stated in this lease to the extent such rule or regulation materially alters Lessee’s express rights and obligations outlined in this lease.
23.2 Lessee shall not place any boxes, cartons, or other rubbish in the corridors or other public areas of the Building.
23.3 Lessor does not guarantee the continued present status of light or air over any premises adjoining or in the vicinity of the Building. Any diminution or shutting off of light, air or view by any structure which may be erected on lands near or adjacent to the Building shall in no way affect this lease or impose any liability on Lessor.
23.4 Lessee shall conserve heat, air-conditioning, water and electricity and shall use due care in the use of the leased premises and of the public areas in the Building, and without qualifying the foregoing, shall not neglect or misuse water fixtures, electric lights and heating and air-conditioning apparatus.
23.5 Lessor will not admit to the branch bank portion of the leased premises the Lessee or any of the Lessee’s agents or employees or other persons claiming the right of admittance, if such persons have no key and are not listed on a list of authorized entrants issued by Lessee to Lessor (persons on such list must have photo identification to obtain entry).
23.6 Lessee shall peaceably and quietly enjoy the premises so long as it pays the rent payable by it hereunder and is not in default in performing all the provisions of this lease.
23.7 The titles to sections of this lease are for convenience only and shall have no effect upon the construction or interpretation of any part thereof. This lease shall be governed by the laws of the State of Washington.
23.8 All notices under this lease shall be in writing and delivered in person or sent by registered or certified mail to Lessor at the same place rent payments are made, and to Lessee at the leased premises, or such addresses as may hereafter or herein be designated by either party in writing. Notices mailed as aforesaid shall be deemed given on the date of receipt or refusal to accept such mailing.
23.9 The rent herein is exclusive of any sales, business and occupation, gross receipts or other tax based on rents or tax upon this lease or tax upon or measured by the number of employees of Lessee or the area of the leased premises or any similar tax or charge. If any such tax or charge be hereafter enacted, Lessee shall reimburse to Lessor the amount thereof together with each monthly rent payment. Lessee shall not be liable to reimburse Lessor for any federal income tax or other income tax of a general nature applicable to Lessor’s income. Notwithstanding the foregoing, however, Lessee’s reimbursement obligations shall be conditioned upon Lessor successfully collecting reimbursement of such taxes from tenants representing at least eighty percent (80%) of the square footage then leased by other tenants in the Building.
23.10 Lessee shall not place any plants, sculptures or other items so as to be located wholly or partially in the public corridor portions of the Building without Lessor’ s prior written approval.
23.11 All improvements, alterations or additions which may be made by either of the parties hereto upon the leased premises, except movable office furnishings, shall become part of the Building when made, and shall remain upon and be surrendered with the leased premises as a part thereof. The maintenance and care of such improvements shall be the responsibility of Lessee, except as otherwise provided in Section 9. Wall paneling, partitions paid for by Lessor, closets, built-in cabinets, sinks, doors, however attached, floor coverings and other built-in units of all kinds are a partial listing of improvements that become property of Lessor as aforesaid. Wall hung office furniture, refrigerator/sink units and other electrical appliances may be removed by Lessee provided the reasonably estimated amount to cap plumbing and repair screw holes or other damage is paid by Lessee to Lessor prior to such removal and such removal does not cause any material damage to the property.
23.12 The freight elevator shall be used by Lessee or others to move furniture, supplies or other items to or from the leased premises . The movement of furniture or other items requiring extended use of the freight elevator shall be scheduled and coordinated with Lessor’s Service Department. The freight elevator may be used on an as available basis for delivery of supplies without such scheduling or coordination, during normal business hours for the Building. Lessee shall not permit passenger elevators to be used to move furniture, supplies or other items to or from the leased premises. Lessee shall cause its suppliers and other providers to comply with the foregoing provisions.
23.13 The name of the Building may at any time be changed by Lessor, except that so long as Lessee (or an assignee authorized under Section 22.1) maintains its principal offices and headquarters within the TUS Building and occupies an area in the TUS Building equal to at least two full floors, Lessor will not change the name of the TUS Building to that of another competing financial institution without Lessee’s approval, which shall not be unreasonably withheld or delayed.
23.14 This lease contains the entire agreement of the parties and no representations, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. Neither this lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by instrument in writing executed by Lessor and Lessee. This lease supersedes the letter of intent between the parties dated December 11, 1991.
23.15 UNICO Properties, Inc. (UNICO) is Lessor’s manager and rental agent in all matters concerning this lease and the leased premises, and the Lessee, until notified in writing to the contrary by either the Lessor or UNICO or the Assignee of Lessor’s interest under this lease, shall recognize such agency and pay all rental, furnish all statements, and give any notice which the Lessee may be under the duty of giving hereunder, or may elect to give hereunder, to UNICO at its office in the City of Seattle, King County, Washington, instead of to the Lessor. As long as such agency shall exist, the rights and options extended to Lessor shall be deemed extended to UNICO, and each and every other term and provision of this lease which is in any way beneficial to the Lessor, including especially every stipulation against liability, or limiting liability, shall inure to the benefit of UNICO and its agents and shall be applicable to UNICO and its agents in the same manner and as fully and with the same effect as to Lessor. Whenever Lessor’s consent is required, Lessee shall request such consent from UNICO. The consent of UNICO shall be deemed the consent of UNICO and Lessor.
23.16 Once the Commencement Date has occurred, Lessee agrees to look only to the equity of Lessor in the Building and the Land and not to Lessor personally with respect to any obligations or payments due or which may become due from Lessor hereunder, and no other property or assets of Lessor or any partner, joint venturer, officer, director, shareholder, agent, or employee of Lessor, disclosed or undisclosed, shall be subject for the satisfaction of Lessee’s claims under or with respect to this Lease, and no partner, officer, director, agent or employee of Lessor shall be personally liable in any manner or to any extent under or in connection with this Lease; provided, however, Lessee shall be entitled to offset against future rent obligations (i) any payments made by Lessee due to Lessor’s default hereunder and (ii) any judgment Lessee may have against Lessor. If at any time the holder of Lessor’s interests hereunder is a partnership or joint venture, a deficit in the capital account of any partner or joint venturer shall not be considered an asset of such partnership or joint venture. In the event of a sale or conveyance by Lessor of the Building, the same shall operate to release Lessor from any and all obligations and liabilities on the part of Lessor accruing from and after the effective date of the sale or conveyance.
23.17 Whenever the consent or approval of a party is required under this lease (including exhibits), it shall not be unreasonably withheld or delayed, unless expressly stated to the contrary in this lease (including exhibits).
23.18 A conference room will be provided in the TUS Building for use by Lessee and others so long as Lessor is required to provide such a conference room in the TUS Building under the lease between Lessor and Bogle & Gates. The location of such conference room may be changed from time to time. The use shall be scheduled on a first come first served basis pursuant to Lessor’s guidelines for the conference room. There will be no charge for the use of the conference room, but Lessor may charge a reasonable set up fee (currently $15.00) when required.
24. SUCCESSORS
All the covenants, agreements, terms and conditions contained in this lease shall apply to and be binding upon Lessor and Lessee and their respective heirs, executors, administrators, successors and assigns.
25. SHARED TENANT SERVICES
Lessee acknowledges that any provision of telecommunications and office automation services and equipment (“Shared Tenant Services”) by a third party provider, Shared Technologies Inc., its agents, affiliates and successors (the “Provider”) is entirely separate and distinct from this lease agreement and that Lessor has no duty of performance concerning the provision of Shared Tenant Services.
26. TENANT IMPROVEMENTS
26.1 Lessor shall provide Lessee with a tenant improvement, design and moving allowance (including stationery and mailed announcements) of $43.00 per USF of initial leased premises in addition to the Building’s standard shell and core items, which are more fully described in Exhibit B attached. If Lessee spends less than the allowance, it shall receive the balance as a rent credit to be applied to the first rents due hereunder after the amount of the credit is determined, provided, however, the credit shall not exceed five dollars ($5.00) per USF of initial leased premises.

26.2 Lessee shall have the right to select contractors and subcontractors of its choosing to bid on and construct the tenant improvements provided same shall be subject to landlord’s approval, not to be unreasonably withheld. Lessor shall not charge any fees for its involvement in the tenant improvement design or construction.
26.3 For those office floors where Lessee occupies more than half the floor, it shall have the right to incorporate its design into the elevator lobby. Lessor shall have the right to include at Lessor’s standard location in such elevator lobby, Lessor’s standard elevator signage identifying Lessee and the other tenants on the floor in question. For expansion space added under Section 27 below, Lessor shall design (as directed by Lessee and approved by Lessor) and construct expansion space tenant improvements for standard business office space use on a turnkey basis consistent with the initial leased premises (using existing tenant improvements which are consistent with initial leased premises when reasonably possible); provided however, costs for expansion space tenant improvements and design shall not exceed $38.00/USF (as adjusted by increases in the Building Cost Index (BCI) for Seattle as published in the Engineering-News Record from January 1993 to date work commences). If the BCI is discontinued, the Consumer Price Index described in Section 3.3 shall be substituted for the BCI.
If an interconnecting stairwell is required to an expansion floor, it shall be constructed by Lessor on a turnkey basis at Lessor’s sole expense, provided Lessee has added at least one-half (1/2) of the expansion floor to the leased premises.
26.4 If Lessee elects to exercise its first extension option, then Lessor shall, at its sole cost and expense, recarpet and repaint the Premises during the eleventh year.
27. EXPANSION OPTIONS
27.1 Lessee shall have four (4) options to add between 6,000 and 8,000 RSF to its leased premises each time. Such option space shall first be the portion (if any) of floors 18-20 not included in the initial leased premises, and then at Lessor’s election on floors contiguous to the initial leased premises (i.e., floors 17 or 21) or contiguous to floors containing exercised expansion space. Option space will be on the same floor until at least two-thirds of such floor has been added to the leased premises. If part of the leased premises is on floors which are only partially leased by Lessee and the total usable area on such partially leased floors exceeds the average usable area of each such floor, then Lessee’s rent for such space on partially leased floors (based on the rentable area of such space) will be determined using the full floor load factor on the usable area of space on partially leased floors equal to the average usable area of such floors and the partial floor load factor upon the usable area of the balance of such space. For example, if Lessee is leasing 15,000 USF on floor 18, 17,000 USF on floor 17 and 8,000 USF on floor 21 for a total of 40,000 USF on such floors, and the average useable area of floors 17, 18 and 21 is 18,000 USF, then Lessee’s rent for such space shall be determined by applying the full floor load factor on 36,000 USF (18,000 USF x 2) and the partial floor load factor on 4,000 USF (40,000 USF - 36,000 USF). The first, second, third and fourth option spaces shall be added to the Premises on dates specified by Lessor between (1) July 1, 1995 and June 30, 1996, (2) July 1, 1997 and June 30, 1998, (3) July 1, 1999 and June 30, 2000, and (4) July 1, 2001 and June 30, 2002, respectively. Lessor shall use its best efforts so that not less than eighteen months nor more than thirty months pass between expansion space availability dates.
27.2 Lessor shall notify Lessee at least twelve months prior to the date an option space is available as to the commencement date, location and size of the option space. Lessee shall have the right to delay the commencement date of an expansion option by six months and/or reduce the square footage to be leased by up to 25%, provided that the unleased space is in a leasable configuration (i.e., if Lessee elects to exercise its expansion option, Lessee must lease at least seventy-five percent (75%) of the space stated in Lessor’s notice within six (6) months after the commencement date specified in Lessor’s notice). Lessee shall notify Lessor no later than nine months prior to the proposed commencement date, as the same may have been extended by Lessee in accordance with the terms of the preceding sentence of its intent to lease said option space, including actual size and commencement date. Except to the extent expressly provided to the contrary in this lease, the option space shall be governed by all of the terms of this lease, including rent, lease expiration date, extension options, base year, etc.
27.3 If Lessee exercises its third and fourth such options but fails to extend the Lease, Lessee shall reimburse Lessor on the lease expiration date for the unamortized cost of non shell and core improvements below the ceiling of the premises leased pursuant to such third and fourth options. Such amortization to be in equal monthly installments over five years, including interest at 9% per annum.
27.4 During the last five years of the original ten year term, Lessee shall respond promptly to requests by Lessor as to Lessee’s growth projections and renewal expectations, so as to assist Lessor in Lessor’s herein expressed obligation to use its reasonable best efforts and work with Lessee to provide Lessee with similar expansion options on similar terms during the extended years of this lease. The location, size and timing of such options will depend in part on Lessee’s requirements and in part on availability of space which is not subject to other leases. It is therefore possible that such space will not be on contiguous floors or in the same elevator bank as the initial leased premises.

28. RIGHT OF FIRST OFFER/RIGHT OF FIRST REFUSAL
28.1 Commencing January 1, 1993 and continuing throughout the term of the Lease (including extension options), Lessee shall have the following described Right of First Offer/Right of First Refusal to lease any and all available space in the low rise elevator bank, subject only to i) contrary rights (including, but not limited to, expansion options, rights of first refusal, rights of first offer, extension options and renewal options) granted to other tenants prior to December 18, 1991, and ii) expansion options granted at the outset to other tenants who, after December 18, 1991, lease more than 15,000 RSF in Lessee’s elevator bank. If Lessee elects to add space pursuant to this Section 28 which was to be used by Lessor to satisfy all or part of one or more of Lessee’s options under Section 27, (a) Lessee shall be deemed to have waived the part of the option or options in question (or all of an option or options, as the case may be) which Lessor intended to satisfy with such space, provided that, when the space is offered Lessee under this Section 28, Lessor shall have advised Lessee in writing as to the option or options (or part thereof) Lessor intended to satisfy with such space, and (b) such space shall be added to the leased premises on the terms applicable to option space under Section 27.
28.2 When Lessor first learns that office space with Lessee’s elevator bank is or will be available, Lessor shall promptly notify Lessee in writing of the fact and anticipated date of such availability. If Lessee is interested in such space and requests a proposal from Lessor, Lessor will notify Lessee in writing of the terms on which Lessor would be willing to lease such space. If Lessee does not request a proposal for such space, Lessor will not lease such space to any third party without first notifying Lessee in writing of the terms on which Lessor would be willing to lease such space. In either of such cases, Lessee shall then have ten (10) days after receipt of such a notice in which to elect in writing to lease the space in question on the offered terms, with the exceptions that i) Lessee shall in no event be obligated to lease such space for a term that extends beyond the expiration date then applicable to the balance of Lessee’s leased premises and ii) Lessee’s two five-year extension options shall apply to the Right of First offer/Right of First Refusal space in question. If Lessee fails to so elect within such deadline (or within the five (5) day deadline of a subsequent notice with respect to such space), Lessor shall be free to lease the space to a third party on the terms specified in Lessor’s most recent notice to Lessee, provided such lease or a binding letter of intent for such a lease is executed within six months after the date of Lessor’s notice to Lessee. If Lessor wishes to offer more favorable rent, tenant improvements, parking or other material terms (from a tenant’s perspective) to a third party during such six month period, or if during such six month period Lessor wishes to reaffirm to Lessee the terms previously proposed to Lessee, Lessor shall be required to first re-offer the space to Lessee on such improved terms or reaffirmed terms, in which event Lessee will be required to respond in five (5) days. Likewise, if Lessor fails to come to terms with a third party within the six month period, Lessor will be required to re-offer the space to Lessee on whatever terms Lessor then chooses, and, in that event, Lessee shall have ten (10) days to respond.
28.3 Lessee shall have the Rights of First Offer/Rights of First Refusal shown in the following table. The initial retail space alternatives available to Lessee under Section 1.1(c) are set forth in column A. Opposite each such alternative, there is set forth the space or spaces which are subject to Lessees rights under this Section 28.3. The spaces currently leased by Federal Express and One Stop Copy are shown on Exhibit A.

A	B
Initial Retail Space Made Part of Leased Premises Pursuant to Section 1.1(c)	Retail Space Subject to Lessee’s Section 28.3 Rights
All or part of Upper Level of Plaza Building	Remainder (if any) of the Upper Level of Plaza Building and Upper Level of Branch Bank

All or part of Upper Level of Plaza Building and Upper Level of Branch Bank	Remainder (if any) of the Upper Level of Plaza Building

Upper Level of Plaza Building and IBM Space	Federal Express Space

Upper Level of Plaza Building and Security Pacific Branch Space	One Stop Copy Space

A	B
Initial Retail Space Made Part of Leased Premises Pursuant to Section 1.1(c)	Retail Space Subject to Lessee’s Section 28.3 Rights
Upper Level of Branch Bank
(a) IBM, Federal Express and One Stop Copy Spaces, or (b) Upper Level of Plaza Building. If any of the (a) spaces are added, the rights to the (b) space or any part of the (b) space shall terminate, and vice versa.

Upper Level of Branch Bank and IBM Space	Federal Express and One Stop Copy Spaces (if contiguous at time of availability)

Upper Level of Branch Bank and Security Pacific Branch Space	One Stop Copy and Federal Express Spaces (if contiguous at time of availability)

Upper Level of Branch Bank and IBM Space and Security Pacific Branch Space	None

IBM Space or Security Pacific Branch Space	Federal Express and One Stop Copy (if contiguous at time of availability) and Upper Level of Branch Bank

IBM Space and Security Pacific Branch Space	Upper Level of Branch Bank
After the initial retail space has been specified pursuant to Section 1.1(c), the parties will execute a memorandum specifically identifying the portion of the above table which shall apply thereafter, and deleting the other portions of the above table which do not apply thereafter.
The rights granted Lessee under this Section 28.3 shall apply only if the space in question is being added to the leased premises for uses that bring customers of Lessee to the space for the purpose of conducting business therein, or as expansion for space being used for such purpose. The procedure described in Section 28.2 shall be equally applicable to the space subject to Lessee’s rights under this Section 28.3. The rights granted under this Section 28.3 shall commence January 1, 1993 and continue through the term of the lease (including extension options), subject only to i) contrary rights (including, but not limited to, expansion options, rights of first refusal, rights of first offer, extension options and renewal options) granted to other tenants prior to December 18, 1991 and ii) expansion options granted at the outset to other tenants who, after December 18, 1991, lease any part of such space after such space has been first offered to Lessee.
The parties agree to work together in good faith, recognizing each others needs and concerns, if Lessee advises Lessor that it needs additional retail space above and beyond what is provided for under Section 28.3 to accommodate growth in the facets of Lessee’s business which are retail or plaza level oriented, and not for uses that are customarily found in office tower space. The parties recognize the possibility that additional space may not be available as a result of such needs and concerns.
29. EXTENSION TERM AND RENT
29.1 Lessee shall have the right to extend the initial Lease term for two (2) additional five-year terms, on the same terms and conditions as stated herein except for rent, which is stated below. The extension options shall be exercised by Lessee delivering to Lessor a written notice of exercise at least nine (9) months prior to the then applicable expiration date of the Lease term. Lessee shall not be required to extend the Lease for the entire leased premises, provided the unleased space is in a leasable configuration. Between thirteen (13) and eleven (11) months prior to the then expiration date of the lease term, Lessee may request Lessor to advise Lessee of the Market Rent Lessor proposes for the next option term. Lessor will provide Lessee with written notice of such rent within thirty (30) days after its receipt of Lessee’s written request.
29.2 For Years 11-15, the annual rent shall be the lesser of (a) 95% of “Market Rent”, or (b) $23.00/RSF or USF, as the case may be (in the latter case, the initial Base indices and cap shall be retained).
29.3 For Years 16-20, the rent shall be 95% of Market Rent.
29.4 “Market Rent” shall mean the effective flat rental rate per RSF (or USF) paid by tenants to landlords of comparable Class A office buildings located in the Seattle downtown area over the term in question, if such landlord were to put space comparable to the space in question (in its then-existing condition) on the market for lease to a new tenant, assuming a new tenant with comparable attributes to Lessee. Market Rent shall be coupled with a new Base Year for taxes and new Base Indices for operating expenses (subject to the cap described in Section 3.6). If the parties are unable to agree on the Market Rent by that date which is eight (8) months prior to the then-applicable expiration date, both parties shall submit their final estimate of the Market Rent to the other in writing by that date which is eight (8) months prior to the then-applicable expiration date, and the Market Rent shall be determined by arbitration as follows:
(a) The arbitration will be before one arbitrator mutually agreed upon by Lessor and Lessee. Absent such agreement, the arbitration will be by three arbitrators, all of whom must be (1) neutral parties and (2) either MAI appraisers or licensed real estate brokers who have been active over the five (5) years ending on the date of appointment in the brokering or appraisal of office space in the central business district of Seattle. Lessor and Lessee shall each appoint one of the arbitrators and such selection shall be accomplished on or before that date which is seven (7) months prior to the then-applicable expiration date. The third arbitrator will be selected by the two arbitrators so chosen by Lessor and Lessee. If the two arbitrators cannot agree upon the third arbitrator on or before that date which is six (6) months prior to the then-applicable expiration date, the third arbitrator will be selected by application by either party to the American Arbitration Association.
(b) On or before that date which is three (3) months prior to the then-applicable expiration date, the arbitrators shall decide on the Market Rent for the Premises for a five (5) year term (in the case of a determination of Market Rent for years 11 through 15, the existence of an additional five year extension option at ninety-five percent of Market Rent shall be taken into consideration). The decision of the majority of the arbitrators shall control. If a majority of the arbitrators do not agree within the stipulated time period, then each arbitrator shall render his or her separate determination of the Market Rent on or before that date which is two (2) months prior to the then-applicable expiration date. In such case, the three determinations shall be averaged to determine the Market Rent. However, if the lowest Market Rent and/or the highest Market Rent is more than ten percent (10%) lower or higher than the middle Market Rent, the low Market Rent and/or high Market Rent shall be disregarded. If only one Market Rent is disregarded the remaining two Market Rents will be averaged in order to establish the Market Rent.
(c) Both parties may submit any information to the arbitrators for their consideration with copies to the other party. Either party may require that the arbitration be conducted by hearing before the arbitrator(s). A copy of the arbitrators’ written decision will be given to both parties when the Market Rent has been determined. The determination of the Market Rent will be final and binding upon Lessor and Lessee. The fees and expenses of the arbitrator(s) will be paid by Lessee if the Market Rent is one hundred ten percent (110%) or more of the Market Rent specified in the notice given by Lessee to Lessor, and shall be paid by Lessor if the Market Rent is less than ninety percent (90%) of the Market Rent specified in the notice given by Lessor to Lessee, and otherwise shall be paid equally by Lessor and Lessee. Each party shall bear the fees and expenses of their respective attorneys, expert witnesses and other consultants.
30. PARKING
30.1 Throughout the term of the Lease as extended, Lessor will provide parking for thirty-three automobiles in the controlled access area of the One/Two Union Garage shown in Exhibit A attached along with up to sixty-six access cards to said area only (the number of access cards initially issued will be as mutually determined and reviewed periodically so that the number of issued cards is based on actual experience concerning usage and control of usage, and to assure that a) Lessee is achieving maximum usage and b) this right is not abused). Such access cards shall be used only to park not more than thirty-three automobiles at any time in said controlled access area, and shall not be used to park more than thirty-three cars in said controlled access area or to park elsewhere in the One/Two Union Garage. Throughout the Term of the Lease as extended, Lessor will also provide i) seventeen parking permits in the Hilton Garage; ii) six reserved short-term bank customer stalls, with unlimited validation in a manner acceptable to Lessor and Lessee, located on Level A nearest the garage entrance ramp and west garage elevators (of which four will be used initially and the remaining two added as usage indicates); and iii) 1,000 hours per month of free parking scrip (available in 1/2 hour increments and in addition to the customer stalls). Lessee shall comply with reasonable procedures and rules established by Lessor (or its garage operator) from time to time concerning the parking rights in the One/Two Union Garage and reasonably required controls with respect thereto.
30.2 The parking charge for (a) the right to park thirty-three automobiles, and (b) the right to up to six reserved short-term bank customer stalls as provided in Section 30.1, shall be at the rate of $110 per month (including sales tax) per automobile for the right to park thirty-three automobiles in the controlled access area plus $110 per month (including sales tax) per stall for the number of reserved short-term bank customer stalls being used by Lessee. Initially the monthly charge will be $4,070.00 ($110 times 33 plus $110 times 4) for 1993 and 1994. Thereafter the rate shall increase annually by the change in CPI, not to exceed 5% per year (cumulative and compounded), and in no event shall the rate exceed the generally prevailing monthly rate charged to tenants in the Building. Each January 1, commencing January 1, 1995, the adjustment will be based on the change in CPI for the twelve (12) month period ending the November 30 preceding the January 1 in question (e.g., the adjustment for January 1, 1995 will be based in the change in the November 1994 CPI over the November 1993 CPI.) Such charge shall be paid by Lessee to Lessor (or the garage operator at Lessor’s direction) in advance on the first day of each month during the term of the Lease as extended.

30.3 The parking charge per each Hilton permit shall not exceed $135.00 per month including tax during calendar year 1993, and shall increase annually thereafter by the change in CPI, not to exceed 5% per year (cumulative and compounded) and in no event to exceed the generally prevailing monthly rate charged to tenants in the Building. The adjustment for 1994 and thereafter shall be made in the same manner as provided in the last sentence of Section 30.2.
30.4 If Lessee leases additional space in excess of the greater of the area of the initial leased premises (RSF and USF, combined) or 60,000 RSF and USF (combined) pursuant to its expansion options, or right of first offer, its parking rights shall increase by one permit for each full 1,500 RSF and USF (combined) in excess of the greater of the area of the initial leased premises (RSF and USF, combined) or 60,000 RSF and USF (combined), all to be located in the Building Garage, except up to one-half may be located in the Hilton Garage at Lessor’s discretion. The monthly charges for such additional parking shall be the same as for the initial monthly parking at each location, respectively.
30.5 The provisions with respect to the 17 permits (subject to increase under Section 30.4) in the Hilton Garage are subject to obtaining the Hilton Garage owner’s written approval and agreement to provide such parking. In the event Lessor is unable to obtain such written agreement, or at Lessor’s election from time to time, then Lessor shall provide 17 permits (subject to increase under Section 30.4) in the Building Garage (or partly in the Building Garage and partly in the Hilton Garage, in such other garage or garages as are approved by Lessee in its sole discretion), at the charge stated above for permits in the Hilton Garage. Lessee may decrease or increase (up to 17) the permits used by Lessee pursuant to this Section 30.5, from time to time, upon not less than sixty (60) days’ prior written notice, provided that the change stated in any one notice shall not exceed three (3) permits.

31. STORAGE SPACE
Floors 18, 19 and 20 of the TUS Building each contain approximately 200 square feet of storage space in the core of the TUS Building for a total of approximately 600 square feet. The area of such space is not included in the USF of leased premises on such floors. Lessee is entitled to use such storage space without additional charge on each floor, in the ratio that the USF leased by Lessee on the floor bears to the total USF on the floor. Lessee shall have the right to lease up to 400 square feet at one location of dead storage space elsewhere in the TUS Building if available therein, otherwise in the OUS Building, at an annual rent of $12.00 per USF for Years 1-10. Thereafter, rent shall be market.
32. SATELLITE DISH
Lessee, at its sole cost and expense, shall be allowed to move its existing satellite dish from the Pacific Building and install the satellite dish on top of the TUS Building or the OUS Building, at Lessee’s choice. There will be no rent due in connection with the use of the rooftop during the term of the Lease or any extension thereof. Plans and specifications, location and mounting method shall be subject to Lessor’s approval. Lessee shall be solely responsible for obtaining all permits and other approvals necessary for the satellite dish, and shall provide evidence of such approvals to Lessor prior to commencement of installation of the satellite dish. Lessee shall indemnify and hold harmless Lessor from and against any damage, loss, liability or claim that Lessor may suffer or incur (including reasonable attorney fees and costs) as a result of Lessee’s installation or operation of the satellite dish, including without limitation, liability for claimed health hazards that may be associated with the satellite dish, claims of third parties and claims due to roof leaks. Notwithstanding the foregoing, however, Lessor hereby warrants that no other party has an exclusive right or other contractual right that would yield a claim to such party based simply on the existence of Lessee’s satellite dish (as opposed to, for example, a claim based on interference caused by Lessee’s satellite dish). As a result, Lessee’s foregoing indemnity will not operate with regard to such a contract claim.
33. ADDITIONAL EXPENSES
Lessor will reimburse Lessee in cash, or pay directly, at Lessee’s option, real estate consulting fees of $3.50/RSF ($3.50/USF for the retail spaces) leased for the initial leased premises. Moving expenses will be reimbursable by Lessor as part of Lessee’s $43.00/USF tenant improvement allowance. Lessor agrees that it shall make all payments promptly upon receipt of an invoice (i.e., within 30 days of receipt of approved invoice) therefor. Real estate consulting fees shall be payable one-half within 30 days after execution of the Lease and removal of all contingencies (if any) by all parties, and one-half within 30 days after occupancy of the initial leased premises by Lessee. If the exact size of the leased premises has not been determined by the date on which the first one-half real estate consulting fee payment is due, the payment will be $105,000.00 ((60,000.00 x $3.50) ÷ 2), with the balance that is actually due (after the exact leased premises have been determined) being paid within thirty days after occupancy by Lessee.

34. DEFAULT BY LESSOR
If Lessor fails to keep or perform any of its covenants or conditions under the Lease, and such failure is not cured within thirty days after written notice of the failure from Lessee to Lessor, then, in addition to all other rights and remedies available to

Lessee, under the Lease, at law or in equity, Lessee may offset the amount that Lessee paid to cure Lessor’s default against any sums payable by Lessee to Lessor under the Lease. Notwithstanding the foregoing, if Lessor commences curative efforts within the thirty-day period, such period shall be extended so long as Lessor is diligently pursuing the cure to completion in good faith.
35. REGULATORY APPROVAL
The Lease will be subject to regulatory approval as to the location of Lessee’s main office and the branch bank. Lessee will use its reasonable best efforts to obtain said approval. If, on or before that day which is thirty (30) days from the date on which this lease becomes fully executed, Lessee has not obtained all regulatory approvals that Lessee deems necessary, Lessee shall be entitled to terminate this lease by so advising Lessor, provided that such notice shall be received by Lessor on or before the end of such thirty (30) day period, otherwise such contingency shall automatically lapse and thereafter be null and void. If necessary, the thirty (30) day period will be extended an additional thirty (30) days upon written notice from Lessee to Lessor, providing Lessee is proceeding as above provided and the notice is received by Lessor prior to the expiration of the initial thirty (30) day period.
36. EXCLUSIVITY
36.1 Lessor hereby agrees that, during the entire term of this lease, including extension terms, Lessor shall not lease any space in the retail or plaza areas of the TUS Building or the OUS Building for any standard banking uses (e.g., the taking of deposits, the cashing of checks, etc.). Moreover, Lessor hereby agrees that it will draft the use and/or assignment/subletting clauses in all future leases in such a way so as to prohibit any changes in use to such standard banking uses in said areas. Notwithstanding the foregoing, however, Lessee hereby agrees that the above terms of this Section 36 shall not apply to
(a) the space currently occupied by Security Pacific Bank in the retail area of the OUS Building and any adjacent contiguous space into which a bank tenant of such space may hereafter expand, but not more expansion space than the space currently occupied by One Stop Copy and Federal Express, with the understanding that the only permissible expansion space will be the space currently occupied by One Stop Copy and Federal Express (such spaces are delineated on Exhibit A).
(b) the space currently occupied by Puget Sound Bank in the retail area of the TUS Building and any adjacent contiguous space into which a bank tenant of such space may hereafter expand. In the event of such expansion, the tenant of such space will not be permitted to have signage which can be seen from the low rise elevator lobby of the TUS Building.
(c) any other retail space, provided that the number of tenants occupying retail space for standard bank purposes does not exceed three (including Lessee’s branch bank), the proposed tenant will lease more than one full office floor in the OUS Building, Lessee has been offered the right to lease such retail and office space on the same terms and conditions as the proposed tenant, and Lessee has refused or failed to agree to lease such retail and office space upon the offered terms within ten (10) days after receipt of such offer. In no event shall such other retail space have frontage on Sixth Avenue if Lessee is leasing and occupying the space described in Section 1.1 (b) for branch bank purposes.
(d) prohibit automatic teller machines.
37. BRANCH BANK
The Lease is subject to Lessee’s determination that the space described in Section l.l(b) can be feasibly used for Lessee’s branch bank. Such feasibility determination to include without limitation whether a branch bank is a permissible use under the Master Use Permit and laws applicable to said space, whether a building permit can be obtained for the branch bank space to permit occupancy of such space by a date acceptable to Lessee, whether there are any grade changes applicable to such space which cannot be satisfactorily addressed, and whether the space can be designed to be satisfactorily used as a branch bank and comply with laws applicable to such space. Such determination shall be made by Lessee in good faith and shall not be the basis for renegotiation of any of the provisions of this lease or be made to enable Lessee to accept a lease offer from another landlord. Lessee shall proceed diligently to make such determination. If on or before that day which is thirty (30) days from the date this lease becomes fully executed, Lessee has not made such determination, Lessee shall be entitled to terminate this lease by so advising Lessor, provided that such written notice shall be received by Lessor on or before the end of such thirty (30) day period, otherwise such contingency shall automatically lapse and thereafter be null and void. If necessary, the thirty (30) day period shall be extended an additional thirty (30) days upon written notice from Lessor to Lessee, provided Lessee is proceeding as above provided and the notice is received by Lessor prior to the expiration of the initial thirty (30) day period.
38. BACKUP POWER
Lessor acknowledges that Lessee’s entire operation (including all facilities located on other properties) is dependent on the telephone and computer systems located in the space being leased by Lessee pursuant to this Lease. Consequently, Lessor hereby agrees that if there is ever a power failure, Lessor will, to the extent it is permissible to do so under all applicable laws and ordinances, and if Lessor’s equipment will permit Lessor to do so, and to the extent Lessee so requests at the time, supply Lessee’s telephone and computer systems with whatever backup power Lessor has available to it. Lessee acknowledges that its rights hereunder will in all events be subordinate to the fire and life-safety needs of the Building. Moreover, Lessee acknowledges and agrees that all costs incurred in so supplying Lessee with backup power shall be paid by
Lessee. Lessee acknowledges that Lessor is not required to install equipment to supply backup power, in excess of the equipment presently installed in the Building.
IN WITNESS WHEREOF, this lease has been executed by Lessor and Lessee as of the day and year first above set forth.

LESSEE:		LESSOR:

CONTINENTAL, INC.		ONE UNION SQUARE VENTURE, A Washington Joint Venture

By	/s/ Richard S. Swanson	By UNICO PROPERTIES, INC. (Manager and authorized rental agent for One Union Square Venture)
By	/s/ Bruce W. Williams	By	/s/ David C. Cortelyou
LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 6th day of March, 1992, before me personally appeared David C. Cortelyou, to me known to be the President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and One Union Square Venture, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Sharon L. Overman
Notary Public in and for the State of
Washington, residing at	Seattle
My commission expires:	9/23/1992
LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 6th day of March, 1992, before me personally appeared Richard Swanson and Bruce W. Williams to me known to be the President and General Counsel of Continental, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Sharon L. Overman
Notary Public in and for the State of
Washington, residing at	Seattle
My commission expires:	9/23/1995
EXHIBIT A

Lessor:	One Union Square Venture

Lessee:	Continental, Inc.

A-1	Prints with the leased premises outlined in black will be attached and made part of the lease as provided in Section 1.1 of the lease.

A-2	Areas will be added to this Exhibit as provided in Sections 1.1 and 1.2 of the lease.
EXHIBIT A
CORE AREA
Two Union Square
FLOOR 18
CONTINENTAL, INC.
EXHIBIT A
CORE AREA
Two Union Square
FLOOR 19

CONTINENTAL, INC.
EXHIBIT A
CORE e
FL

EXHIBIT A
Branch Bank Space
0219
2,51OPYanch

#1 - 1,762 SF
EXHIBIT A
upper Level of branch
bank locEXHIBIT A

CORE AREA
Two Union Square
FLOOR 20

CONTINENTAL, INC.

EXHIBIT A

Location of
33 Controlled
Access Parking
EXHIBIT A

Branch
Bank
Space
0219
2,511 SF
IBM
PT. #3 - 2,068 SF
FEDERAL
EXPRESS
ONE
STOP
COPY
Security
Pacific
Branch
#1 - 1,762 SF

EXHIBIT A

upper Level of Plaza Building Corner of 6th & Union

0220
3,645 SF

EXHIBIT A

Six (6) Parking
Spaces For
Short Term
Bank Customer
Parking

EXHIBIT A

Location of
33 Controlled
Access Parking

EXHIBIT A

EXHIBIT B
INITIAL IMPROVEMENT OF LEASED PREMISES
(With Lessor’s Architect and Lessee’s Architect)

Lessor:	One Union Square Venture

Lessee:	Continental, Inc.
Lessor at its expense is to provide the shell and core of the TUS Building and certain improvements on the floors on which the leased premises are located, all as more fully set forth in Section 1 of this Exhibit. The core area of the TUS Building is shown on Exhibit A (Prints for Floors 18, 19 and 20). Lessor is to also provide an allowance as provided in Section 3 of this Exhibit for improvements to the leased premises which are in addition to those provided by Lessor pursuant to Section 1 of this Exhibit, all as more fully set forth in this Exhibit. The allowance amount for Section 3 and the dates for submission of plans and documents to Lessor pursuant to Section 4.2 are as follows:
The Section 3 allowance amount is Forty Three Dollars ($43.00) per usable square foot of initial leased premises. The total allowance will be specified in Exhibit A when it is completed and added to the lease as provided in Section 1 of the lease.
The Section 4.2 delivery dates are:

		Office Space	Retail Space

(A)	Schematic Plans -	April 10, 1992	March 27, 1992

(B)	Final Preliminary Plans -	May 15, 1992	April 24, 1992

(C)	Final Contract Documents -	June 19, 1992	May 22, 1992
1. Basic Building Improvements (Shell and Core).
1.1 Office Space. Lessor will at its expense furnish and install the following improvements in the office space portion of the TUS Building in accordance with plans and specifications for the TUS Building on the floors upon which the office space portion of the leased premises are located:

Exhibit B
(a) Finished elevator lobby to match building standard specifications including carpeting. The typical elevator lobby has painted walls, carpeted floors, painted elevator doors and jambs, and wall sconce lighting fixtures.
(b) All items which are standard for the TUS Building and located within the core area of the Building finished to the specifications for the TUS Building, including but not limited to core walls, electrical distribution equipment and conduits, heating and air conditioning equipment and ducting, a women’s lavatory, a men’s lavatory, drinking fountain, and fire and life safety equipment.
(c) Exterior walls and exterior windows for the TUS Building. The interior of such exterior walls, the exterior of the core walls and all structural elements within the leased premises (except cross-bracing on Floors 35, 36 and 37) shall be ready to receive Lessee specified finishes.
(d) The rigid ducting and standard size variable air volume air terminal units for interior and exterior zone heating and air cooling in accordance with the TUS Building standard layout for the floor upon which the leased premises are located. The standard number of such air terminal units is twelve (12) units for the entire Fourth Floor and twenty (20) units for each other entire floor. Such improvements by the Lessor include the individually controlled central fan unit located in each floor’s mechanical room allowing for separate floor-by-floor air conditioning control and operation but do not include the round low pressure run out ducting, flexible ducting and diffusers.
(e) Electric service to the electrical room located within the core of the building and sufficient capacity to meet Lessee’s requirements, not to exceed 4.5 watts per usable square foot (including lighting) and any limits imposed by applicable codes, laws and regulations. Two electrical power loops are provided on each floor of the TUS Building. One loop is for building standard 277/480 volt lighting and the other loop is available for tenant 110 volt power or special power requirements.
(f) Telephone service to the telephone closet located within the core area of the Building.
(g) Concrete floor ready to receive carpet. The floors typically will have a partition load capacity of 20 pounds per square foot. The live load capacity is 80 pounds per square foot for a zone extending approximately 24 feet out from the core and 50 pounds per square foot on the remainder of the floor, all as more fully specified by Lessor’s Architect.
(h) Basic sprinkler distribution grid in accordance with TUS Building standard layout for the floor.

Exhibit B
(i) A vertical condenser water loop to provide water for supplementary air cooling equipment (if any) installed in the Leased Premises. The hook-up to said loop and reasonable charge for said water shall be at Lessee’s expense.
If Lessee, with Lessor’s consent, changes surface finishes from those specified for the TUS Building, requires changes to the heating and cooling and electrical systems which are standard for the TUS Building, or makes any other departure from the specifications or standards for the TUS Building with respect to any of the foregoing items, the additional cost of such change of other departure shall be at the Lessee’s expense as a charge to Tenant Work pursuant to Section 2 of this Exhibit. Throughout the Exhibit, items which are not TUS Building Standard items are sometimes referred to as special items or special improvements.
1.2 Retail Space. Lessor will at its expense furnish and install the following improvements in the retail space portion of the Building in accordance with plans and specifications for the Building on the floor and in the area where the retail space portion of the leased premises are located:
(a) Storefronts. A basic interior storefront is provided with one (1) entry door. The exterior storefront does not include entry door(s), required framing members, vestibules, platforms, or stairs that may be required for grade transitions. A vestibule and internal platform may be required at the street entry due to the slope of the sidewalk.
(b) Awnings and Signage. Awnings are provided along Sixth Avenue. Signage, including electrical connections for illuminated signs, shall be supplied by the tenants.
(c) Floors. Structural concrete slabs are provided without penetrations for utilities.
(d) Utilities. A supply line is provided for cold water (if required), waste line, electrical power and condenser water or chilled water to the perimeter of the leased premises at reasonable location(s) designated by Lessor.
(e) Fire Sprinkler System. The main fire sprinkler system is provided but does not include relocation of sprinkler heads to their final configuration.
(f) Other. With the exception of the storefront and HVAC equipment, the intent is to provide basic Building Shell improvements similar to those described in Section 1.1.
(g) Previously Built Space. Any retail space that has previously been improved will be provided to Lessee oh an “AS-IS, WHERE-IS” basis free of charge as to existing improvements. Thus, there shall be no charge against the Tenant Work allowance described in Section 3 below for the value of any above-shell and core improvements in such space.

Exhibit B
1.3 Credit for Shell and Core Items Not Used. If Lessee with Lessor’s consent does not use a building standard finish or item to be provided by Lessor at Lessor’s expense under Section 1, and Lessor has not already installed such finish or item, then Lessee will be given a credit, in the amount of the cost saving to Lessor for not being required to install such finish or item. The credit shall be applied against the cost of Tenant Work.
2. Additional Improvements (Tenant Work).

To the extent any of the terms of this Section 2 are inconsistent with any of the terms of Section 1 of this Exhibit, the terms of Section 1 shall govern. Improvements to the leased premises which are in addition to those provided for in Section 1 of this Exhibit are herein sometimes described as Tenant Work. Tenant Work shall be at Lessee’s expense but shall be paid for by Lessor to the extent of the allowance provided for in Section 3 of this Exhibit. The same procedure shall pertain to any matters referred to in this Exhibit as being at Lessee’s expense or a charge to Tenant Work. If the costs for Tenant Work and expenses or charges to Tenant Work exceed said allowance, the excess shall be paid by Lessee. Tenant Work and costs charged to Tenant Work shall include without limitation:
(a) All partitioning (solid, glazed or otherwise), including one-half of walls separating the leased premises from the space to be occupied by other tenants in the building, all partitioning within the leased premises, and the walls separating the leased premises from the public corridor.
(b) Column enclosures, furring, blocking, painting, paneling or other wall coverings approved by Lessor. Painted walls shall receive at least one prime coat and one semi-gloss or eggshell finish coat. Lessee shall use a brand of paint specified by Lessor as standard for the Building or an equivalent brand approved in advance by Lessor.
(c) Doors and door hardware.
(d) Finish ceiling, including suspension system and hangers.
(e) Cabinetry, millwork or other built-ins.
(f) Carpeting or other floor covering.
(g) Blinds for exterior windows as designated by Lessor.
(h) Lighting fixtures, including Building standard fixtures and all other fixtures, and all switching, all in accordance with applicable Seattle codes.
(i) Electrical receptacles, wiring from junction boxes located above suspended ceiling to light fixtures and any other electrical items which are in addition to those furnished by Lessor pursuant to Section 1 of this Exhibit.

Exhibit B
(j) Telephone and data outlets and any other communication equipment not furnished by Lessor pursuant to Section 1.
(k) Air terminal units in excess of the standard number for the leased premises. The standard number for an entire floor is 12 on the Fourth Floor and 20 on all other floors. All HVAC equipment for the leased premises including packaged heat pump units, ducting, round low pressure run out ducting, flexible ducting, return ducting diffusers, exhaust air handling equipment, blowers, controls and any other items for heating or air cooling which are not furnished by the Lessor pursuant to Section 1 of this Exhibit.
(1) Modifications and adjustments to sprinkler systems identified in Section 1 and installation of sprinkler heads, emergency speakers, fire extinguishers and cabinets within the leased premises, including any specialized fire suppression system such as halon.
(m) Interfloor stairs within the leased premises.
(n) Vertical lifts for books, files, mail distribution, etc.
(o) Plumbing and fixtures including private toilets, showers, lavatories, sinks and lunchroom or kitchen equipment, hot water heaters or booster heaters and hot water lines.
(p) Emergency power equipment for Lessee’s equipment.
(q) All demolition and removal of debris for any item of work installed pursuant to Section 1 or Section 2 of this Exhibit which Lessee with Lessor’s consent, subsequently requests Lessor to remove, and the demolition and removal of the ceiling suspension system which has been installed by Lessor, to the extent Lessee does not use such system.
(r) Signage.
(s) All other utility lines and appurtenances, and connecting to utility lines provided by Lessor.
(t) Any structural modification to the Building.

(u) The fees for architects, engineers, interior designers, consultants, contractors and others, including Lessor’s Architect (to the limited extent expressly provided for in Section 4.4 below) and Lessor’s contractor, for services with respect to the leased premises.
(v) All applicable Washington State sales tax.
(w) Fees and expenses for all permits, including building, special energy and structural modification permits and other governmental fees applicable to the leased premises.

Exhibit B
(x) Any other costs referred to in this Exhibit as being at Lessee’s expense or a charge to Tenant Work.
3. Tenant Improvement Allowance.
Lessor shall provide an allowance for Tenant Work in the initial leased premises equal to the amount specified at page 1 of this Exhibit. The allowance shall be used to pay costs for Tenant Work, by crediting or paying the amount of the allowance against amounts due for the Tenant Work, all in accordance with Section 5.2 of this Exhibit.
4. Design of Tenant Improvements.
4.1 Lessor’s Architect. Lessor has engaged the services of an architect, mechanical engineer and electrical engineer (herein collectively “Lessor’s Architect”) to provide certain professional services required for the improvement of the initial leased premises and other portions of the Building. Lessor’s Architect shall provide all mechanical and electrical engineering services required to prepare the engineering plans described in Section 4.2.C. of this Exhibit and the services described in 4.5 of this Exhibit. All structural engineering services required with respect to the leased premises shall be provided by Lessor’s structural engineer as provided in subsection (10) of Section 4.2.C. All other architectural services shall be provided by Lessee’s Architect.
Lessee’s Architect. At Lessee’s expense as a charge to Tenant Work, Lessee may retain the services of a qualified architect/office planner (Lessee’s Architect), licensed to practice architecture in the State of Washington, and approved by Lessor, to provide all architectural services related to the tenant improvements, except for those services which by the express provisions of this Exhibit are to be provided by Lessor’s Architect or Lessor’s structural engineer. Lessee’s Architect shall timely prepare all plans and specifications described in Section 4.2 of this Exhibit (except the engineering drawings described in Sections 4.2.C.(3), (4) and (10)). Lessee’s Architect shall timely provide Lessor’s Architect or Lessor’s structural engineer, as the case may be, with all information, plans or specifications which are necessary to prepare the engineering drawings described in Sections 4.2.C.(3), (4) and (10) of this Exhibit.
4.2 Plans for Tenant Work. The Schematic Plans, Final Preliminary Plans and Final Contract Documents shall be subject to Lessor’s and Lessee’s approval. (Lessor shall disapprove such Plans only if they indicate interference with either the structural integrity of the Building or mechanical or utility systems in the Building or for other reasonable reasons not related to aesthetics. Lessor shall have no right of approval with regard to the aesthetic aspects of the Plans. Lessor shall not withhold its approval because of the substantial cost involved to demolish or remove Lessee’s proposed improvement at the expiration of the lease term, but Lessor may condition its approval upon Lessee’s agreement to pay the cost to demolish or remove such work which is in excess of the cost to demolish or remove standard improvements.) Such plans shall be compatible with the basic plans and specifications for the Building and when submitted to Lessor for its approval shall clearly show any proposed modifications to the plans and

Exhibit B
specifications for the Building. Lessee shall (a) provide timely and adequate information, direction and approval of plans and specifications to Lessee’s Architect and (b) obtain from Lessor’s tenant construction coordinator and/or Lessor’s Architect any required information concerning the basic Building for the design of tenant improvements.
Lessee, through its Architect, shall submit one (1) reproducible copy and five (5) black line prints of the following plans and documents to Lessor for Lessor’s approval on or before the respective dates specified at page 1 of this Exhibit:
A. Schematic Plans.
The Schematic Plan(s) due on this date shall generally describe all areas within the leased premises. Rooms or areas shall be identified by name or function with special furniture or equipment shown or described. Special features, including without limitation, relites, lunch rooms, coffee bars, computer rooms, shall also be noted on the Schematic Plans. These plans are to be the basis for the Final Preliminary Plans. Changes in such plans after delivery to and approval by Lessor are not prohibited. They are however subject to provisions concerning changes set forth elsewhere in this exhibit.

B. Final Preliminary Plans.
The Final Preliminary Plans submitted for interim approval shall show all partition layout indicating partition type and identifying each room and its function. The floor plan must also clearly identify and locate equipment and fixtures requiring plumbing or other special mechanical systems, area(s) subject to above normal floor loads, special openings in the floor, special electrical requirements and any other major or special features, including an outline specification of special finishes. These plans are to be the basis for the Final Contract Documents. Changes in such plans after delivery to and approval by Lessor are not prohibited. They are however subject to provisions concerning changes set forth elsewhere in this exhibit.
C. Final Contract Documents.
The Final Contract Documents shall be prepared in accordance with the standards adopted by Lessor including scale, common symbols, legends and abbreviations together with information required to obtain permits. The drawings shall be prepared using the “pin bar” system or using a CADD system that can produce a DXF file, for compatibility with other building drawings. The Final Contract Documents shall be approved and signed by Lessee and Lessor’s Architect prior to submittal to Lessor and approved and signed by Lessor prior to submittal to Lessor’s contractor for pricing, and shall include:
(1) Architectural Floor Plan(s): A plan, fully dimensioned, showing partition layout and type, identifying each room with a number and each door with a number, and the location, nature and extent of floor finishes, casework, relites, etc. Plumbing locations and requirements shall be shown on this plan.

Exhibit B
(2) Reflected Ceiling Plan(s): A plan showing all building standard and/or special ceiling conditions and materials. This plan shall also include the location and type of all building standard and special light fixtures including switching together with a legend indicating fixture type, quantity of fixtures, connected wattage of each fixture as necessary for compliance with the lighting power budget of Seattle’s codes and any other applicable laws and regulations.
(3) Electrical and Telephone Outlet Plan(s): A plan locating all power and telephone requirements dimensioned to give exact location of outlet and height above concrete slabs if locations are critical. This plan shall identify all dedicated circuits and identify all power outlets greater than 120 volts. For equipment used in outlets which require dedicated circuits and/or which require greater than 120 volts, identify the type of equipment, the manufacturer’s name and manufacturer’s model number and provide power requirements and other technical specifications. The plan shall also show modifications to basic system, circuit identification, conduit size, the number and size of wires, all in compliance with applicable Seattle codes or other applicable laws and regulations.
(4) Mechanical Plant(s), HVAC, and Plumbing: A plan which clearly shows the basic HVAC system, modifications to the basic system if required, any special cooling or stand-alone systems, all supply air diffusers, thermostats and return air grills. All plumbing information shall be complete for final installation, including the fixture schedule and specifications.
(5) Furniture Layout: Basic layout showing furniture locations.
(6) Millwork Details: Complete elevations and details of all special millwork including but not limited to cabinets, paneling, trim, bookcases and special doors and jambs.
(7) Hardware and Keying Schedules: Complete specifications for all special hardware shall be provided. (Note: Key ways in special locks (with the exception of Lessee’s vault(s) and secured data areas) must be compatible with building master key system.) The keying schedule must indicate which doors are locked and which keys open each lock, together with a symbol indicating which side of the door is to be locked to prohibit entry.
(8) Room Finish and Color Schedule: Provide on the drawings complete information showing location and specification for all finishes including wall, floor covering, base, ceiling and special conditions.
(9) Construction Notes and Specifications: Provide all required special notes and complete specifications, including instruction for bidders, special conditions incorporating the AIA standard form of general conditions or such modifications thereof as are designated or approved by Lessor and technical specifications for all special improvements.
(10) Structural Modifications: If Lessee’s tenant improvements include interfloor stairways, increased floor loading or any other items which require structural

Exhibit B

modifications, Lessor’s structural engineer for the Building shall be engaged to perform all required structural engineering services. The cost of such services shall be a charge to Tenant Work. A drawing shall be prepared showing the extent of structural modification necessary and a separate building permit shall be obtained for this phase of work.
4.3 Contract Administration. Lessor’s Architect shall provide construction administration during the execution of Tenant Work on the initial leased premises and will observe progress of such work, attend necessary contractor coordination meetings, advise Lessee and Lessor on status and progress payments, and together with Lessee’s Architect prepare a punchlist for any construction deficiencies at completion and certify the leased premises ready for occupancy. Lessee’s Architect may also provide construction administration services for Lessee and shall coordinate its activities with Lessor’s Architect.
4.4 Services by Lessor’s Architect. Certain services with respect to Tenant Work shall be provided by Lessor’s Architect. Lessor’s Architect shall:

(a)	Provide Lessee’s Architect with information about the Building and background drawings for execution of the Tenant Work as reasonably requested by Lessee’s Architect.

(b)
Provide mechanical engineering and required engineering drawings for (1) sizing of feeder ducts and placement of diffusers and thermostats, (2) computer rooms or areas which are supplied HVAC service only off the basic HVAC system for the Building, and (3) specifications for sinks and related plumbing such as service to coffee machines, sinks, dishwashers and hot water tanks.

(c)	Provide electrical engineering and required engineering drawings for building standard items and typical desk top office equipment and copiers.

(d)
Review all plans and specifications required under Section 4.2 and assist Lessee’s Architect regarding compliance with the requirements of Building systems and codes related to Tenant Work. Notwithstanding such review and assistance, Lessee’s Architect is responsible for compliance with such requirements and codes.

(e)
Provide coordination with the Lessor, Lessee and/or Lessee’s Architect and Lessor’s contractor, as applicable, throughout the design, pricing and construction of the Tenant Work, transmit shop drawings and submittals pertaining to special items to Lessee’s Architect as requested, and provide contract administration as provided in Section 4.3, such administration to be coordinated with Lessee’s Architect.

Exhibit B

(f)
Obtain the blanket building permit for tenant improvement construction in the office portions of the Building and transmit the Final Contract Documents to the Department of Construction and Land Use (“DCLU”) for review and approval. Lessee’s Architect shall be responsible for all changes required as a result of such review by DCLU, with the exception of changes to the work provided pursuant to Sections 4.4(b) and (c) which shall be Lessor’s Architect’s responsibility and which shall be done within the $0.25 per usable square foot charge described below. All other permits, including without limitation electrical, mechanical, plumbing, energy code and structural permits shall be obtained by subcontractors or Lessee’s Architect (with assistance from Lessor’s Architect as reasonably requested).

Lessor shall not charge any fee for its services under Sections 4.4(a)(d), (e) and (f) above. The charges for the foregoing engineering services (Sections 4.4(b) and (c)) by Lessor’s Architect are a charge to Tenant Work and shall be $0.25 per usable square foot of leased premises for such engineering services, with a $500 minimum.
Additional mechanical and electrical engineering services, if required, shall be provided by Lessor’s Architect and the reasonable charges for same shall be in addition to the foregoing charge and at Lessee’s expense as a charge to Tenant Work. Examples of such additional services include without limitation mechanical engineering services for food service kitchens, private toilet facilities, exercise rooms, computer rooms or areas that are cooled utilizing the vertical chilled water loop for the Building, stand alone cooling systems, special exhaust systems and special fire suppression systems, and electrical engineering services for integrated lighting controls, computer wiring or networking, computer room design, lighting design beyond building standard, control circuitry, and sound and/or paging systems. The charges for any such additional work provided by Lessor’s Architect shall be reviewed and approved by Lessee and Lessee’s Architect prior to being incurred.
5. Construction of Tenant Improvements.
5.1 Method of Contracting.
(a) The Tenant Work will be competitively bid by selected general contractors as mutually agreed by Lessee and Lessor, or at Lessee’s election a contract may be negotiated with a general contractor approved by Lessor, except work on the sprinkler system and the fire alarm system will not be bid but will instead at a reasonable charge be performed by the original shell and core subcontractors for such work. The selected general contractor and subcontractors shall only employ and use union labor in and about the Building and Land, unless Lessor in its sole discretion and Lessee agree otherwise as to one or more subcontractors. Lessor will sign the contract with the selected general contractor.

Exhibit B
(b) Lessor will provide Instructions to Bidders and General Conditions applicable to the Tenant Work to Lessee for review and coordination with Final Contract Documents. Lessee’s Architect shall prepare Contract Documents suitable for competitive bidding and provide information and specifications for all Tenant Work other than building standard. Specifications and detail for building standard items may be referenced to the Tenant Improvement Manual Volume I, through revision 17. The scope of the work shall be shown on the Contract Documents, and shall include installation and/or finish of prepurchased materials provided by Lessor. Lessor will transmit the final Contract Documents, Instructions to Bidders and General Conditions to the selected general contractors, and after receipt of bids add the cost of materials and HVAC balancing and other services provided by Lessor and approved by Lessee and Lessor. The construction contract will be awarded to the lowest bidder whose bid is acceptable in form and amount to Lessor and Lessee. If the price of the Tenant Work exceeds the allowance amount, Lessee shall either approve such price and authorize Tenant Work to proceed, or proceed diligently to delete items or otherwise modify the work so as to reduce the price for Tenant Work, and authorize Tenant Work to proceed at such reduced price. Lessee will use its reasonable best efforts to give such approval and authorization within two (2) weeks of receipt of bids. In the absence of Lessee’s approval of the price for Tenant Work and written authorization to proceed, Lessor will not be obligated to commence Tenant Work.
(c) During the construction phase, representative of Lessee shall attend construction coordination meetings to respond to questions and/or clarifications of the Construction Documents. Any and all instructions to the general contractor shall be issued through the Lessor’s tenant construction coordinator. Lessee shall participate in the approval of progress and final payments (and no such payments will be made without such approval) and in the preparation of punchlists for any construction deficiencies, and final acceptance but formal direction to the general contractor shall be the responsibility of the Lessor’s tenant construction coordinator.
5.2 Payments. Lessor’s contractor shall complete the improvements to the lease premises (Tenant Work) in accordance with the approved Final Contract Documents. Lessor shall pay for the cost of Tenant Work up to the amount of the allowance described in Section 3. Lessor shall submit monthly progress billings to Lessee for costs which exceed or are not included in said allowance, which shall be payable within ten (10) days after receipt. Final billing shall be rendered and payable within ten (10) days after acceptance of the leased premises by Lessee in accordance with the terms of the Lease, Notwithstanding the foregoing, the retainage and progress payment system outlined in the construction contract shall be subject to Lessee’s prior approval.
5.3 Final Plans and Modifications. If Lessee shall request any change from the approved Final Contract Documents, Lessee shall request such change in writing to Lessor and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Contract Documents. After receiving this information, Lessor shall give Lessee a written price for the cost of engineering and design services to incorporate the changes in Lessee’s Final Contract Documents. There shall be no charge from Lessor or

Exhibit B
Lessor’s Architect for engineering and design services required as a result of lessee’s change orders except to the extent that the work described in Section 4.4(b) or (c) requires revision or the additional service described in the last paragraph of Section 4.4 requires revision. If Lessee approves such price in writing, Lessor shall have such Final Contract Documents changes made and the cost thereof shall be a charge to Tenant Work. Within a reasonable time after completion of such changes in the Final Contract Documents, Lessor shall obtain and notify Lessee in writing of the construction cost, if any, which shall be chargeable or credited to Lessee as a result of such change. Lessee shall use its reasonable best efforts to days notify Lessor in writing within five (5) days whether to proceed with such change. In the absence of such notice, Lessor shall proceed in accordance with the previously approved Final Contract Documents before such change was requested. Tenant shall be responsible for any demolition work required as a result of the change.
5.4 Lessee’s Entry to Leased Premises. Lessee’s entry to the leased premises for any purpose prior to commencement of the lease term shall be scheduled in advance with Lessor and shall be subject to all the terms and conditions of the Lease, except the payment of rent. Lessee’s entry shall mean entry by Lessee its officers, contractors, office planner, licensees, agents, servants, employees, guests, invitees or visitors.
5.5 Lessee’s Telephone. Lessee is responsible for Lessee’s telephone system. Lessee shall select Lessee’s telephone system. Information concerning telephone equipment size, manufacturer, technical specifications, special requirements and other information requested by Lessor’s Architect shall be provided by Lessee to Lessor’s Architect during the planning phase. Lessee shall coordinate installation of the telephone system with Lessor’s tenant construction coordinator during the construction phase.

5.6 Commencement of Lease Term. The lease term shall commence as provided in Section 1.3 of the lease. If substantial completion of Tenant Work is delayed as a result of:
(i) Lessee’s failure to timely deliver the plans and specifications identified in Section 4.2 of this Exhibit or any inadequacy in such plans and specifications; or
(ii) Lessee’s failure to approve plans and specifications and price by the dates or within the time periods required by the lease (including this Exhibit); or
(iii) Lessee’s change(s) in Final Preliminary Plans or Final Contract Documents after they have been approved by Lessor where Lessee has been advised by Lessor that such change will cause delay, and notwithstanding such advice Lessor elects to require such changes; or
(iv) Lessee’s requests for materials, finishes or installations other than the building standard items and improvements specified by Lessor for the Building, where Lessee has been advised by Lessor that use of such non building standard item(s) will cause delay, and notwithstanding such advice, Lessee elects to use such non building standard item(s); or

Exhibit B
(v) Lessee’s failure to timely perform any of its other obligations under the lease (including this Exhibit) (this provision (v) will operate only if Lessor has provided Lessee with notice of one of the enumerated failures on Lessee’s part and Lessee has failed to remedy such failure within two (2) business days after receipt of such notice);
then the costs of such delays shall be a charge to Tenant Work and Lessor shall be deemed to have delivered possession of the leased premises to Lessee and the lease term and rent shall commence five (5) days after the date such work would have Substantially Completed if it was not so delayed. This Section 5.6 pertains only to delay which causes occupancy of the leased premises to be delayed until after January 1, 1993.
6. General Provisions.
The following provisions shall be applicable to all Tenant Work.
(a) Lessee shall be responsible for the design and function of all special improvements made to the leased premises.
(b) Lessee shall not install sunscreens or other materials between the blinds on exterior windows or visible from the exterior window of the leased premises.
(c) If a portion of the Tenant Work or any other installation (including furniture, fixtures and equipment) within the leased premises (hereinafter collectively referred to as such work) is to be performed at any time by someone other than the Lessor’s contractor or subcontractor, then the following terms and conditions shall apply:
1. Subject to the terms of the lease, all such work shall be subject to the prior approval of the Lessor. Lessee shall be responsible to coordinate and schedule such work with the Lessor’s Tenant Construction Coordinator.
2. All costs and expenses of such work shall be paid by Lessee unless otherwise mutually agreed.
3. If any of such work is performed by other than union labor licensed to perform such work within the City of Seattle, Lessee shall be responsible for delay caused by such use, including work stoppages, where such delay causes occupancy of the leased premises to be after January 1, 1993.
4. All such work shall conform to written standards or rules and regulations of the Lessor.
5. Lessee shall at no time permit anything to be done whereby the Building or the land upon which it is located may be subjected to any mechanic’s or other liens or encumbrances arising out of the Tenant Work.

Exhibit B
6. If the performance of work requires additional services or facilities (including, but not limited to, utilities, cleanup or other cleaning services, trash removal from the leased premises and site of the Building, field supervision or ordering materials) be provided, Lessee shall pay Lessor (or Lessor’s contractor, if directed to do so by Lessor) a reasonable charge therefor if the services are performed by Lessor’s contractor. If performed by Lessor, the charge shall not exceed the direct costs to provide such services. Lessee and its contractors and suppliers shall use the freight elevator for personnel and delivery. Extended use shall be scheduled in advance with the Lessor for use between 5:30 AM and 7:00 AM or after 5:30 PM. A reasonable charge, on a per item basis shall be charged to Lessee by Lessor for oversize or overweight items requiring the assistance of an elevator technician.

7. Lessor shall have no responsibility for such work. Lessee shall remedy at Lessee’s expense and be responsible for any and all defects in such work. Lessee shall reimburse Lessor for any extra expense incurred by Lessor by reason of faulty work done by Lessee or Lessee’s contractor(s), by reason of delays caused by such work, or by reason of inadequate clean up.
8. Lessee shall at its sole expense comply with all applicable laws and all regulations and requirements of municipal or other governmental bodies exercising authority over such work and this compliance shall include the filing of plans and other documents as required and the procuring of all required licenses or permits.
9. If any shutdown of plumbing, electrical, fire and life safety equipment or air conditioning equipment becomes necessary, Lessee shall notify Lessor and Lessor will determine when such shutdown may be made. Any such shutdown shall be done only if an agent or employee of Lessor is present. The expense of such employee or agent shall be charged to Tenant Work if it was incurred primarily because of the Tenant Work being performed by Lessee’s contractor. In the case of a shutdown of fire and life safety equipment, it shall be Lessee’s responsibility to obtain all necessary fire department and other governmental approvals.
10. Any reasonable complaints by other tenants or Lessor regarding noise, fumes or odors are to be remedied immediately or alteration operations are to cease until such noise, fumes or odor are abated.
11. Lessee or Lessee’s contractor shall not install plumbing, mechanical, electrical wiring or fixtures, acoustical or integrated ceilings, unless prior written approval is obtained from Lessor. In addition to the foregoing, all wiring and. electrical panels for data processing and other special electrical equipment shall be installed only under the coordination supervision of Lessor or Lessor’s electrical contractor (i.e., in the presence of and in a mariner approved by Lessor or Lessor’s electrical contractor). Lessor and Lessor’s electrical contractor shall not incur any obligations or liability to Lessee or Lessee’s contractors or others as a result of such coordination supervision. Such coordination supervision by Lessor or Lessor’s electrical contractor shall be at Lessee’s expense.

Exhibit B
12. Lessee agrees to be entirely responsible for the balancing of any heating, ventilating or air conditioning system installed by Lessee. Such balancing shall be performed only by a contractor or contractors approved in writing in advance by Lessor.
13. Lessee shall be responsible for any delay in occupancy of the leased premises after January 1, 1993 as a result of such work.
(d) If Lessee requests to install any fixtures, furniture or equipment in the leased premises or perform any alterations, additions or improvements to the leased premises which are in addition to or subsequent to the Tenant Work, and Lessor consents to such requests, the terms and conditions of this Exhibit (excluding Section 3) shall pertain to all such work.

Exhibit B
EXHIBIT C
JANITORIAL SPECIFICATIONS
LESSEE’S PREMISES
DAILY SERVICES:

A.	Turn off all lights except those required to be left on.

B.	Vacuum carpeted areas and entrance mats. (Traffic patterns and around desks as needed.)

C.	Dust mop all resilient floors with treated dust mops.

D.	Dust desks, chairs, window ledges, credenzas, cabinets, handrails, countertops, banisters and horizontal surfaces with treated dust rags.

E.	Papers and folders on desks are not to be moved.

F.	Empty waste baskets, insert liners as required, remove and deposit trash in containers.

G.	Return chairs and waste baskets to proper positions.

H.	Police all interior stairwells. (if carpet vacuum)

I.	Police all interior public corridor planters.

J.	Dust and remove debris from all entrances and all metal door thresholds.

K.	Wipe clean all smudged brightwork.

L.	Spot clean all carpets, resilient and composition floors as reasonably required.

M.	Vacuum and clean all walk-off mats as required.

N.	Close all drapes and venetian blinds at exterior windows. If requested.

O.	Check for burned out lights and report to supervisor — supervisor to leave a list with the Building Management Office.

P.	Activate all alarm systems as instructed by tenant.

Exhibit C

Q.	Provide janitorial services which are required with respect to any recycle program(s) made available by Lessor to tenants of the Building.
WEEKLY SERVICES:

A.
Perform all “low dusting” not done daily; coatracks and shelves, desks, credenzas, counters, cabinets, all ledges and flat surfaces within reach, furniture ledges; window sills, door louvers, wood paneling and moulding.

B.	Dust inside of all door jambs.

C.	Clean and polish chrome and bright metal, entrance doors, kick and push plates, and all metal thresholds.

D.	Dust all vinyl base.

E.	Completely vacuum and edge all carpeted areas.

F.	Vacuum under and around all desks and office furniture. (Does not include moving plastic or similar carpet protectors.)

G.	Remove fingerprints, smudges, etc. from all doors, frames, glass partitions, windows, light switches, walls, elevator door jambs and elevator interiors.

H.	Clean, sanitize and polish all drinking fountains.

I.	Clean all phones.
MONTHLY SERVICES:

A.	Dust all high reach areas including tops of door frames, furniture ledges, air conditioning diffusers, tops of partitions, picture frames, etc.

B.	Scrub and re-wax all hard surface floors as required.

C.	Inspect leased premises to determine that janitorial services are being provided as required.

QUARTERLY SERVICES:

A.	Dust exterior venetian blinds.

B.	Dust light fixtures using damp cloth.

C.	Strip all hardsurfaced floors, refinish and machine polish to uniform appearance.

Exhibit C
SEMI-ANNUAL SERVICES:

A.	Wash and dry all trash receptacles as required.

B.	Wash and dry all air diffusers and grills.
COMMON AREAS
RESTROOM SERVICE SPECIFICATIONS
DAILY SERVICES:

A.	Refill all paper and soap dispensers; clean out all plugged soap dispensers.

B.	Clean mirrors, bright metal and all other restroom fixtures.

C.	Wash and sanitize all toilets, both sides of toilet seats, urinals, sinks, and partitions.

D.	Remove stains, descale toilets, urinals, and sinks.

E.	Wet mop floors with disinfecting cleaner.

F.	Empty all waste receptacles.

G.	Remove all restroom trash from Building.

H.	Spot clean fingerprints, marks from walls, partitions, glass, aluminum and light switches.

I.	Report all fixtures not working properly to Building Management Office.
WEEKLY SERVICES:

A.	Dust all low reach and high reach areas, including mirror tops, partition tops and edges, and air conditioning vents.
MONTHLY SERVICES:

A.	Wipe down all tile walls; scrub vinyl walls.

B.	Clean all ventilation grills.

C.	Dust all doors and door jambs.

Exhibit C

D.	Scrub and wax tile floors.

SEMI-ANNUAL SERVICES:

A.	Machine scrub floors and re-seal as needed.
MAIN FLOOR AND ELEVATOR LOBBIES AND
PUBLIC CORRIDOR AND STAIRWAY SPECIFICATIONS
DAILY SERVICES:

A.	Spot clean all swinging and revolving glass doors exclusive of tenant doors.

B.	Spot clean all glass including low partitions, mirrors and the corridor side of all windows.

C.	Spot clean all bright work, including but not limited to door hardware, kick plates, hand rails, fountains, trash receptacles, planters, elevator call buttons, hose cabinets and outlet cover plates.

D.	Spot clean all masonry wall surfaces.

E.	Spot clean and dust directory board glass and ledge.

F.	Empty and clean all waste baskets.

G.	Vacuum and edge all carpets and entry mats and minor spot cleaning as needed.

H.	Treat and polish elevator doors and call buttons as needed.

I.	Police Building stairs.

J.	Clean all cigarette urns.
WEEKLY SERVICES:

A.	Spot clean, sweep, mop and buff all hardsurface floorings, if any.

B.	Sweep stairwells from parking levels and all service stairwells.

C.	Clean all swinging and revolving glass doors exclusive of tenant doors.
MONTHLY SERVICES:

A.	Clean all chrome and architectural aluminum.

Exhibit C

B.	Steam clean carpets in main entrance lobby.

C.	Wash all lobby glass.
SEMI-ANNUAL SERVICES:

A.	Steam clean carpets in all public areas.

PASSENGER ELEVATOR SPECIFICATIONS
DAILY SERVICES:

A.	Clean and polish inside elevator doors, control panels, and floor indicator panels.

B.	Spot clean outside door surfaces and lobby call buttons.

C.	Spot clean carpet as needed.

D.	Vacuum and edge all cab floors thoroughly.

E.	Vacuum all elevator thresholds. Clean and polish.

F.	Polish all cab wall panels.

G.	Clean cab telephone cabinets.
WEEKLY SERVICES:

A.	Thoroughly clean entire interior surface.

B.	Vacuum and edge carpeted rear walls of all cabs, if any.

C.	Dust ceiling.

D.	Clean and polish all elevator thresholds.
JANITORIAL, ELECTRICAL, TELEPHONE CLOSET SPECIFICATIONS
DAILY SERVICES:

A.	Remove trash from all of the above areas.

B.	Maintain an orderly arrangement of janitorial supplies and paper products in the storage rooms and service sink closets.

Exhibit C

C.	Maintain an orderly arrangement of all equipment stored in these areas such as mops, buckets, brooms, vacuum cleaners, scrubbers, etc.

D.	Sweep storeroom floors.

E.	Receive and store all janitor supplies in an orderly manner.
WEEKLY SERVICES:

A.	Damp mop all composition floors in store rooms. Deodorize and disinfect as required.

EXTERIOR STRUCTURE AND GROUNDS SERVICE SPECIFICATIONS
DAILY SERVICES:

A.	Police entire perimeter of building including Plaza, fountain, landscaped areas, storm drain grills, and ventilation grills to the property lines on all sides.

B.	Spot sweep accumulation soft dirt, papers and leaves in all corners where wind tends to cause a collection of this debris.

C.	Spot clean around entrance to the building.

D.	Spot clean all exterior glass at building entrances.

E.	Clean all hand rails around building exterior.

F.	Vacuum all entry walk-off mats.

G.	Empty all waste receptacles and remove trash to designated trash areas.

H.	Sweep sidewalk, steps and landscaped areas, walks and benches, and hose down building entrances as required.

I.	Machine scrub, pressure wash, or steam clean exterior sidewalk and plaza areas, as required (approximately four times per year).
LOADING DOCK, TRASH AREA AND SERVICE ENTRANCE SPECIFICATIONS
DAILY SERVICES:

A.	Place all miscellaneous trash and debris, except construction material in the trash receptacles, compactors or balers.

Exhibit C

B.	Neatly stack all trash in designated areas.

C.	Sweep entire area.

D.	Hose down or mop entire trash area and disinfect and deodorize as required.

E.	Hose down loading dock and service entrance area as required.
BELOW GRADE PARKING LEVEL CORE AREA SPECIFICATIONS
DAILY SERVICES:

A.	Clean all cigarette urns.

B.	Vacuum and spot clean all carpets.

C.	Spot clean walls and door jams as required.

Exhibit C

EXHIBIT D-1 (Two Union Square)
The Permanent Lender Nondisturbance and Attornment Agreement shall contain the following provisions:
1. Lessee hereby agrees, for itself and any successor or assign under the Lease, that all its right, title, and interest as lessee under the Lease is and shall be subject and subordinate to the terms and provisions of the Deed of Trust with the same force and effect as if the Lease had been executed and delivered after the execution, delivery and recording of the Deed of Trust and that, so long as such Deed of Trust shall be in effect, it shall look only to Lessor to observe and perform the covenants and obligations of Lessor under the Lease and at no time shall the Lender have any responsibility or liability whatsoever therefor, except for such period of time as the Lender is the owner of the Property.
2. The Lender and Lessee agree that so long as Lessee is not in default under the Lease upon the exercise of the power of sale contained in the Deed of Trust or conclusion of a judicial foreclosure or sale in lieu of foreclosure with respect to the Property as a result of an Event of Default (as defined in the Deed of Trust), the Lender will not terminate the Lease and that the Lender will not join Lessee in any foreclosure proceedings, and Lessee shall attorn to and recognize the Lender as Lessee’s lessor under the Lease. Thereupon the Lease shall continue in full force and effect as a direct lease between Lessee and the Lender, upon all the terms and conditions of the Lease. Any such attornment shall be effective and self-operative as of the date of such exercise of power of sale, or upon such foreclosure or sale in lieu of foreclosure without the execution of any further instrument; provided, however, that upon the request of the Lender, Lessee shall execute and deliver any such instruments in recordable form as shall be satisfactory to the Lender to evidence such attornment. The Lender shall have no liability to Lessee for any act or omission of Lessor or any claims arising prior to such attornment nor shall the Lender be liable for the performance of any obligation under the Lease prior to such attornment, except that (a) any obligation of the Lessor under the Lease to provide tenant improvements or allowances for tenant improvements, and (b) any provisions in the Lease which relate to cost reimbursements, set-off rights, free rent (and the like) which represent liquidated amounts otherwise owing by Lessor to Lessee under the Lease prior to an attornment, will be honored by Lender in the event Lessor is either foreclosed by Lender or Lessor deeds the Property to Lender in lieu of foreclosure. Lessee shall not modify, surrender or terminate, either orally or in writing, the Lease without the Lender’s written consent, except where such rights are expressly provided for in the Lease.
3. Lessee covenants and agrees that it will not pay or remit payment for any rents or other charges pursuant to the Lease more than one (1) month in advance of the date such payment is due. Lessee further covenants and agrees that, upon written notice by the Lender or its agent to Lessee, it will pay all rents and other charges due with respect to the Lease to the Lender.
4. No actions, whether voluntary or otherwise, are pending against the Lessee under the bankruptcy laws of the United States or any state thereof.
5. To the best of Lender’s knowledge, One Union Square Venture is the fee owner of the Property on the date of this Agreement.

Exhibit D-1

D/T (8-81)	Exhibit D-2
ONE UNION SQUARE
RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:
SUBORDINATION,
NON-DISTURBANCE AND ATTORNMENT AGREEMENT

NOTICE:
THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

THIS AGREEMENT is entered into by and among Tenant, Landlord, and Beneficiary and affects the Property described in Exhibit A attached hereto. The terms “Tenant”, “Landlord”, “Beneficiary”, “Premises”, “Lease”, “Property”, “Loan”, “Note”, and “Mortgage” are defined in the Schedule of Definitions attached hereto as Exhibit B. This Agreement is entered into with reference to the following facts:
A. Landlord and Tenant have entered into the Lease covering the Premises in the Property.

B. Beneficiary has agreed to make the Loan to Landlord to be evidenced by the Note, which Note is to be secured by the Mortgage covering the Property, provided that the Lease is subordinated to the lien of the Mortgage.
C. For the purposes of completing the Loan, the parties hereto desire expressly to subordinate the Lease to the lien of the Mortgage, it being a condition precedent to Beneficiary’s obligation to consummate the Loan that the lien of the Mortgage be unconditionally and at all times prior and superior to the leasehold interests and estates created by the Lease.
D. Tenant has requested that Beneficiary agree not to disturb Tenant’s possessory rights in the Premises and recognize the terms of the Lease in the event Beneficiary should foreclose the Mortgage; provided that Tenant is not then in default under the Lease and provided further that Tenant attorns to Beneficiary or the purchaser at any foreclosure or trustee’s sale of the Property.
NOW THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Subordination. Notwithstanding anything to the contrary set forth in the Lease, the Lease and the leasehold estate created thereby and all of Tenant’s rights thereunder shall be and shall at all times remain subject, subordinate and inferior to the Mortgage and the lien thereof, and all rights of Beneficiary thereunder and to any and all renewals, modifications, consolidations, replacements and extensions thereof.
2. Acknowledgment and Agreement by Tenant. Tenant acknowledges and agrees that:
(a) Beneficiary would not make the Loan without this Agreement;
Exhibit D-2
(b) It consents to and approves the Mortgage and the agreements evidencing and securing the Loan; and
(c) Beneficiary, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.
(d) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right:
(i) until it has given written notice of such act or omission to Beneficiary; and
(ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Beneficiary and following the time when Beneficiary shall have become entitled under the Mortgage to remedy the same.
(e) It has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Beneficiary as security for the Loan secured by the Mortgage. In the event that Beneficiary notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Beneficiary or as otherwise required pursuant to such notice.
(g) It has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, the same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Beneficiary.
(h) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.
3. Foreclosure and Sale. In the event of foreclosure of the Mortgage, or upon a sale of the Property pursuant to the trustee’s power of sale contained therein, or upon a transfer of the Property by conveyance in lieu of foreclosure, then:
(a) Non-Disturbance. So long as Tenant complies with this Agreement and is not in default under any of the terms, covenants, or conditions of the Lease, the Lease shall continue in full force and effect as a direct lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, except as set forth in Exhibits C and D attached hereto, for the balance of the term of the Lease (including extension options) Tenant hereby agrees to adhere to and accept any such successor owner as landlord under the Lease, and to be bound by and perform all of the obligations imposed by the Lease, and Beneficiary, or any such successor owner of the Property, will not disturb the possession of Tenant, and will be bound by all of the obligations imposed on the Landlord by the Lease, except as set forth in Exhibits C and D attached hereto; provided, however, that Beneficiary, or any purchaser at a trustee’s or sheriff’s sale or any successor owner of the Property shall not be:

(i) liable for any act or omission of a prior landlord (including Landlord); or

Exhibit D-2
(ii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or
(iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord); or
(iv) bound by any agreement or modification of the Lease made without the written consent of Beneficiary, which consent shall not be unreasonably delayed or withheld.
(b) New Lease. Upon the written request of either Beneficiary or Tenant to the other given at the time of any foreclosure, trustee’s sale or conveyance in lieu thereof, the parties agree to execute a lease of the Premises upon the same terms and conditions as the Lease between Landlord and Tenant, with the changes set forth in Exhibits C and D attached hereto, which lease shall cover any unexpired term of the Lease (including extension options) existing prior to such foreclosure, trustee’s sale or conveyance in lieu of foreclosure.
(c) The provisions of the Lease set forth in Exhibit C shall be of no force or effect and shall not be binding upon Beneficiary or any purchaser or transferee acquiring the Property as a result of such foreclosure, trustee’s sale or conveyance in lieu thereof, and in the event of such foreclosure, trustee’s sale, or conveyance in lieu thereof, the provisions set forth in Exhibit D shall be added to the Lease and shall be effective and binding upon Tenant.
4. Acknowledgment and Agreement by Landlord. Landlord, as landlord under the Lease and mortgagor or trustor under the Mortgage, acknowledges and agrees for itself and its heirs, successors and assigns, that:
(a) This Agreement does not:
(i) constitute a waiver by Beneficiary of any of its rights under the Mortgage; and/or
(ii) in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage;
(b) The provisions of the Mortgage remain in full force and effect and must be complied with by Landlord; and
(c) In the event of a default under the Mortgage, Tenant may pay all rent and all other sums due under the Lease to Beneficiary as provided in this Agreement.

Exhibit D-2
5. No Obligation of Beneficiary. Beneficiary shall have no obligation or incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant’s use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease.
6. Notice. All notices hereunder to Beneficiary shall be deemed to have been duly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid to Beneficiary at its address set forth in Exhibit B attached hereto (or at such other address as shall be given in writing by Beneficiary to Tenant) and shall be deemed complete upon any such mailing.
7. Miscellaneous.
(a) This Agreement supersedes any inconsistent provision of the Lease.
(b) Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien and charge or provisions of the Mortgage.
(c) Beneficiary shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning. Landlord’s title, Landlord’s authority, habitability, fitness for purpose or possession.
(d) In the event that Beneficiary shall acquire title to the Premises or the Property, Beneficiary shall have no obligation, nor incur any liability, beyond Beneficiary’s then interest, if any, in the Premises, and Tenant shall look exclusively to such interest of Beneficiary, if any, in the Premises for the payment and discharge of any obligations imposed upon Beneficiary hereunder or under the Lease, and Beneficiary is hereby released and relieved of any other obligations hereunder and under the Lease.

(e) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns; provided however, that in the event of the assignment or transfer of the interest of Beneficiary, all obligations and liabilities of Beneficiary under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Beneficiary’s interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Beneficiary, which consent shall not be unreasonably delayed or withheld.
(f) This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located.

Exhibit D-2
IN WITNESS WHEREOF, the parties have executed this Subordination, Non-Disturbance, and Attornment Agreement as of                     , 19        .

NOTICE:
THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT CONTAINS PROVISIONS WHICH ALLOW THE PERSON OBLIGATED ON THE LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE PROPERTY.

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT THERETO.

BENEFICIARY:	METROPOLITAN LIFE INSURANCE
COMPANY, a New York corporation

By

TENANT:		,
a

By

By

LANDLORD:		,
a

By

By

Exhibit D-2
Legal Description
EXHIBIT A

Schedule of Definitions

“Beneficiary” shall mean Metropolitan Life Insurance Company, a New York corporation. All notices hereunder to Beneficiary shall be mailed to:

Metropolitan Life Insurance Company One Madison Avenue New York, New York 10010		with a copy to; Metropolitan Life Insurance Company 2855 Campus Drive
Attn:	Senior Vice President	San Mateo, California 94403
	Real Estate Investments	Attn:	Vice President Real Estate Investments

“Mortgage” shall mean a first lien Mortgage or Deed of Trust and Security Agreement with Assignment of Rents dated as of                     , 19        , encumbering the Property, executed by Landlord, as Mortgagor or Trustor, to                                                      , a                                                                                                                                                , as Trustee, in favor of Beneficiary, securing repayment of the Loan evidenced by the Note, to be recorded in the records of the County in which the Property is located.

“Landlord” shall mean	,

a	,

having an office at	,

.

“Lease” shall mean a certain lease entered into by and among Landlord and Tenant dated as of                     , 19        , covering the Premises.

“Loan” shall mean a first mortgage loan in an amount up to $                                                      from Beneficiary to Landlord.

“Note” shall mean that certain Installment Note executed by Landlord in favor of

,

a	,

dated as of	,	19 ,	in the amount of $	.

“Premises” shall mean certain space in the improvements located in and upon the Property.

“Property” shall mean the real property described in Exhibit A attached hereto together with the improvements thereon.

“Tenant” shall mean	,

a	,

having an office at	,
.
EXHIBIT B
Exhibit D-2
In the event of foreclosure of the Mortgage, or upon a sale of the Property pursuant to the trustee’s power of sale contained therein, or upon a transfer of the Property by conveyance in lieu of foreclosure, the provisions of the Lease set forth below shall be of no force or effect:
None
EXHIBIT C
In the event of foreclosure of the Mortgage, or upon a sale of the Property pursuant to the trustee’s power of sale contained therein, or upon a transfer of the Property by conveyance in lieu of foreclosure, the provisions set forth below shall be added to the Lease and shall be effective and binding:
None
EXHIBIT D
(Add Notarial Acknowledgments for
Beneficiary, Tenant and Landlord)
Exhibit D-2
[***]
[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
SUPPLEMENTAL LEASE AGREEMENT
Lessor:      One Union Square Venture
Lessee:      Continental, Inc.
Agreement made this 25th day of August, 1992 between One Union Square Venture (Lessor) and Continental Inc. (Lessee).
Lessor and Lessee are parties to lease dated March 5, 1992 (the Lease) for leased premises in the Two Union Square Building in Seattle, Washington. The parties desire to supplement the Lease and agree as follows:
1. Clauses (a), (b) and (c) of Section 1.1 (Leased Premises) of the Lease describing the initial leased premises are amended in their entirety to read as follows:

(a)	All of the office space on floors 18, 19 and 20 in the TUS Building, for a total of 59,898 RSF on these three floors.

(b)	2,692 USF (no load factor to be applied) on level 2 of the retail area of the Building as outlined in black on attached Exhibit F for Lessee’s branch bank.

(c)	2,401 USF (no load factor to be applied) on level 3 of the retail area of the Building as outlined in black on attached Exhibit G.
2. Base monthly rent shall be calculated as provided in Section 1.4 (Rent) of the Lease, except the rent rate for base monthly rent for the twenty-nine months immediately following the first month of full occupancy shall be $7.00/RSF/year for 2,600 square feet of office space and $17.98/RSF/year (USF/year for retail space) for the remainder of the leased premises. By way of example, if the first month of full occupancy commences on January 1, 1993, the base monthly rent for the initial leased premises (59,898 RSF of office space and 5,093 USF of retail space) for the term January 1, 1993 through December 31, 2002 will be:

Period	Base Monthly Rent
January 1 through January 31, 1993	$25,508.97
February 1, 1993 through June 30, 1995	$94,999.16
July 1, 1995 through December 31, 2002	$97,378.18
3. Section 1.9 (Exhibits and Other Attachments which are part of the Lease) is amended to add thereto:

Exhibit F:	Print with Branch Bank space outlined in black, replacing the corresponding page in Exhibit A.

Exhibit G:	Print with upper level of Branch Bank Location outlined in black, replacing the corresponding page in Exhibit A.
4. The first option to add space under Section 27.1 shall be reduced to between 4,000 and 6,000 RSF. The first sentence of Section 27.1 is therefore modified to read “Lessee shall have one (1) option to add between 4,000 and 6,000 RSF to its leased premises and three (3) subsequent options to add between 6,000 and 8,000 RSF to its leased premises each time.”
5. The table in Section 28.3 is deleted from the Lease. The Retail Space subject to Lessee’s Section 28.3 rights shall be:

(a)	The IBM, Federal Express and One Stop Copy spaces, or

(b)	the upper level of Plaza Building, corner of Sixth Avenue and Union Street.
If any of the space described in clause (a) is added to the leased premises, then the rights to add any of the space described in clause (b) shall terminate. If any of the space described in clause (b) is added to the leased premises, then the rights to add any of the space described in clause (a) shall terminate.
IN WITNESS WHEREOF, this supplemental lease agreement has been executed by Lessor and Lessee as of the day and year first above set forth.

LESSEE:		LESSOR:

CONTINENTAL, INC.		ONE UNION SQUARE VENTURE, A Washington Joint Venture

By	/s/ Richard S. Swanson	By UNICO PROPERTIES, INC.
(Manager and authorized rental agent for One Union Square Venture)

By	/s/ Bruce W. Williams

		By	/s/ Stephen W. Camp
Stephen W. Camp, Vice President

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 29th day of December, 1992, before me personally appeared Stephen W. Camp, to me known to be the Vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and One Union Square Venture, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Elaine [Illegible Signature]
Notary Public in and for the State of Washington, residing at Seattle .
My commission expires: 1-15-95 .
LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 25 day of August, 1992, before me personally appeared Richard S. Swanson and Bruce W. Williams to me known to be the President and Vice President of continental, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Laura [Illegible Signature]
Notary Public in and for the State of Washington, residing at Seattle .
My commission expires: 2/17/93 .
SECURITY PACIFIC BANK 1.7626F
ONE STEP COPY
FEDERAL EXPRESS
TDM - 20682F.
BRANCH BANK 2642 S.F.
INITIALS
CONTINENTAL, INC.
Branch Bank
EXHIBIT F

2,692 SF

SECURITY
PACIFIC
BANK
1,762 SF
ONE
STEP
COPY
FEDERAL
EXPRESS
TBA 2068 SF
BRANCH
BANK
2692 S.F

EXHIBIT F

CONTINENTAL, INC.
Branch Bank
2,692 SF

INITIALS
CONTINENTAL, INC.
Upper Level of

Branch Bank Location

SENT BY:UNICO PROPERTIES INC ; 4-93 ;10:32AM ; 206 ... 7741;# 6/ 6

2401 SF

INITIALS

EXHIBIT G

CONTINENTAL, INC.
Upper Level of
Branch Bank Location
2,401 SF

EXHIBIT G 2,401 SF

SECOND AMENDMENT TO LEASE

Lessor:	UNION SQUARE LIMITED PARTNERSHIP

Lessee:	CONTINENTAL, INC.

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this Amendment: May 6, 1998
Lessor and Lessee are parties to Lease dated March 5, 1992, as amended August 25, 1992, (the Lease) and desire to further amend the Lease. The parties mutually agree:

1.	Section 1.1, Leased Premises is hereby amended from all of the office space on floors 18, 19 and 20 to all of the office space on floors 18, 19, 20 and Rooms 2101-2112 and 2134 - 2137.

2	Section 1.2, Floor Areas is hereby amended from 54,816 usable square feet; 59,897 rentable square feet to 61,708 usable square feet; 67,685 rentable square feet.

3.	Section 1.2, Floor Areas is hereby amended from 5.68208 percent of the rentable area of the Building to 6.42088 percent.

4.	Section 1.4 Rent is hereby amended as follows:
Commencing July 1, 1995 and thereafter on the first day of each calendar month until October 31, 1998, Lessee shall continue to pay Monthly Minimum Rent of $89,747.17.
Commencing November 1, 1998 and thereafter on the first day of each calendar month until December 31, 2002, Lessee shall pay Monthly Minimum Rent of $101,416.38.

5.
Lessor shall provide Lessee with tenant improvements on a turnkey basis up to $44.41 per usable square foot on the additional 6,892 usable square feet for improvements to the additional Leased Premises, including A & E fees. As provided in the Lease the CPI was used in place of the BCI to calculate the increase in the tenant improvement allowance.

6.	Exhibit “A” of the Lease, changed to reflect the revised floor plan, is attached hereto and made a part hereof.

7.	Lessee shall be granted five (5) additional parking permits (one for each 1,500 rentable square feet of expansion space), effective November 1, 1998.

8.	All other terms and conditions are to remain the same.

Lessee:			Lessor:

CONTINENTAL, INC.			UNION SQUARE LIMITED
PARTNERSHIP, a Washington Limited Partnership

By	/s/ HOWARD H. BELL
	HOWARD H. BELL		By UNICO PROPERTIES, INC.
Its	EXEC V.P.		(Manager and authorized rental agent for
Union Square Limited Partnership)
Date:	May 7, 1998

		By	/s/ John Schoettler
John Schoettler, Vice President

Date: May 6, 1998
LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 7th day of May, 1998, before me personally appeared Howard B. Bell, to me known to be the Exec. Vice President of CONTINENTAL, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Elfie E. Holmes
(Print name)
Elfie E. Holmes
Notary Public in and for the State of Washington,
residing at
Benton
My commission expires: 9-30-00
LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING

On this 6th day of May, 1998, before me personally appeared John Schoettler, to me known to be the Vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED PARTNERSHIP, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Shielah C. Sabalza
Shielah C. Sabalza
Notary Public in and for the State of
Washington, residing at Seattle.
My commission expires: 4-02-2002.
THIRD AMENDMENT TO LEASE

Lessor:	Union Square Limited Partnership

Lessee:	Continental, Inc.

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this
Amendment:        June 17, 1998
Lessor and Lessee are parties to Lease dated March 5, 1992, as amended August 25, 1992 and May 6, 1998, (the Lease) and desire to further amend the Lease as follows:

1.
Section 1.1, The office space portion of the Leased Premises are hereby amended from all of the office space on Floors 18, 19, 20, Rooms 2101-12, 2134-2137 to all of the office space on floors l8, 19, 20, Rooms 2101-2112, 2134-2137, and 701-30,735-37, and Part of 731 and 734.

2.
Section 1.2, The office space portion of the Leased Premises is hereby amended from 54,816 usable square feet; 59,897 rentable square feet, to 63,660 usable square feet; 69,983 rentable square feet effective October 1, 1997,70,795 usable square feet; 78,332 rentable square feet effective August 1, 1998, and 77,687 usable square feet; 86,120 rentable square feet effective November 1, 1998.

3.
Section 1.2, Floor Areas is hereby amended to 6.42088 percent of the rentable area of the Building for the premises located on floors 18-21, and .89540 percent for rooms 714-30 and Part 731, and .74119 percent for Rooms 701-13, 735-37 and Part of 734.

4.	Section 1.4, Rent is hereby amended as follows:
Commencing July 1, 1998 and thereafter on the first day of each calendar month until July 31, 1998, Lessee shall pay base monthly rent on the office portion of $107,398.17.
Commencing August 1, 1998 and thereafter on the first day of each calendar month until October 31, 1998, Lessee shall pay base monthly rent on the office portion of $123,400.42
Commencing November 1, 1998 and thereafter on the first day of each calendar month until September 30, 2000, Lessee shall pay base monthly rent on the office portion of $135,069.63.
Commencing October 1, 2000 and thereafter on the first day of each calendar month until January 31, 2002, Lessee shall pay base monthly rent on the office portion of $135,909.63.
Commencing February 1, 2002 and thereafter on the first day of each calendar month until December 31, 20.02, Lessee shall pay base monthly rent on the office portion of $139,388.38.

5.
Section 1.5, Base Indices is revised as follows; For rooms 714-30 and Part of 3l containing 10,086 RSF, Lessee shall have a base year of 1997. For rooms 701-13, 735-37 and Part 731, 724, Lessee shall have a base year of 1998.

6.	Section 4.4 Real Property Taxes shall have a base year as outlined in Section 5 above.

7.	Section 30 Parking is hereby amended as follows:
Lessor shall make available five (5) monthly parking permits associated with rooms 701-13, 735-37 and Part of 734, effective August 1, 1998, and six (6) monthly parking permits associated with Rooms 714-30 and Part of 731; effective October 1, 1997.

8.	Exhibit “A” of the Lease changed to reflect the revised floor plan is attached hereto and part hereof.

9.
Upon the full execution of this Third Amendment the lease between Lessor and Lessee dated July 30, 1997 for Rooms 714-30, Part of 731 shall be terminated and superceded by this Amendment and the Master Lease.

Lessee:		Lessor:

CONTINENTAL, INC.		UNION SQUARE LIMITED
/s/ Howard H. Bell		PARTNERSHIP, a Washington Limited Partnership

By	Howard H. Bell	By UNICO PROPERTIES, INC.
(Manager and authorized rental agent for
Its	Executive Vice President	Union Square Limited Partnership)

Date	June 23, 1998	By	/s/ John Schoettler
John Schoettler, Vice President

		Date	6/25/1998
LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 23rd day of June, 1998, before me personally appeared Howard H. Bell, to me known to be the Exec. Vice President of Continental, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Elfie E. Holmes
(Print name) Elfie E. Holmes
Notary Public in and for the State of Washington,
residing at Benton
My commission expires: 9-30-00

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 25TH day of JUNE, 1998, before me personally appeared John Schoettler, to me known to be the Vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED PARTNERSHIP, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Shielah C. Sabalza
Shielah C. Sabalza
Notary Public in and for the State of
Washington, residing at Seattle.
My commission expires: 4-02-2002.
FOURTH AMENDMENT TO LEASE

Lessor:	UNION SQUARE LIMITED PARTNERSHIP

Lessee:	CONTINENTAL, INC.

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building (the “Building”) as more particularly described in the Lease.
Date of this Amendment: February 15, 2000
Lessor and Lessee are parties to Lease dated March 5, 1992, as amended August 25, 1992, May 6, 1998 and June 17, 1998, (the Lease) and desire to further amend the Lease to add to the Leased Premises that portion of the 21st floor not previously leased by Lessee (the “Expansion Space”). The parties mutually agree that effective on the date Lessor delivers the Expansion Space to Lessee with tenant improvements substantially complete for occupancy (the “Effective Delivery Date”), which date is anticipated to be September 1, 2000:

1.
Section 1.1 is hereby amended to include all of the office space on floors 18, 19, 20, and 21, together with all of rooms 701-30, 735-37, and part of rooms 731 and 734 on floor 7 as the office space portion of the Leased Premises.

2.
Section 1.2 is hereby amended to provide that the areas of the office space portion of the Leased Premises are increased from 77,687 usable square feet and 86,120 rentable square feet, to 89,067 usable square feet and 98,555 rentable square feet.

3.
Section 1.2 is hereby further amended to reflect that the percentage of the rentable area of the Building that is leased by Lessee for all of floors 18-21 and rooms 701-30, 735-37 and parts of rooms 731 and 734 is 9.2371 percent. (The percentage applicable to all of rooms 701-30, 735-37, and part of rooms 731 and 734 remains at 1.63659 percent.)

4.	Section 1.4 is hereby amended as follows:
Commencing upon the Effective Delivery Date and through September 30, 2000, Lessee shall pay base monthly rent of $153,701.41 (prorated if the Effective Delivery Date is not on the first day of the month).

Provided the Effective Delivery Date has occurred by October 1, 2000, then commencing October 1, 2000 (or prorated if the Effective Delivery Date is not on October 1, 2000) and thereafter on the first day of each calendar month until January 31, 2002, Lessee shall pay base monthly rent of $154,541.41.
Commencing February 1, 2002 and thereafter on the first day of each calendar month until December 31, 2002, Lessee shall pay base monthly rent of $158,020.15.

5.	Lessor shall provide Lessee with tenant improvements for the additional 11,380 usable square feet on floor 21 in keeping with the terms outlined in Section 26 of the Lease.

6.	Lessor shall, on a turnkey basis and in keeping with Section 26 of the Lease, construct an interconnecting stairwell between floor 20 and floor 21 at Lessor’s sole expense.

7.
Lessor and Lessee acknowledge that the addition to the Leased Premises of the remaining 12,435 rentable square feet on the 21st floor fully satisfies Lessee’s third and fourth expansion options under Section 27.1 through Section 27.3 of the Lease.

8.	Section 30 Parking is revised as follows:
Lessor shall make available eight (8) additional parking permits associated with the remainder of the 21st floor, effective September 1, 2000.

9.	Exhibit “A” of the Lease, changed to reflect the revised floor plan, is attached hereto and made a part hereof.

10.
Continental will have plans for improvements on the 21st floor prepared by NBBJ for review by Landlord. Construction Drawings are to be completed not later than May 31, 2000. The Effective Delivery Date shall be deemed to be one day earlier than the actual delivery date for every day after May 31, 2000 until they are completed.

All other terms and conditions are to remain the same.

Lessee:		Lessor:

CONTINENTAL, INC, a Washington corporation		UNION SQUARE LIMITED PARTNERSHIP, a Washington Limited Partnership

By UNICO PROPERTIES, INC. (Manager and authorized rental agent for Union Square Limited Partnership)

By	/s/ Brian P. Dempsey	By	/s/ Donald M. Wise
Donald M. Wise

Its	Vice Chairman	Its	Senior Vice President

Date:	2/15/2000	Date:	2/15/2000
LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 15th day of FEBRUARY, 2000, before me personally appeared Donald M. Wise, to me known to be the Senior Vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED PARTNERSHIP, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Shielah C.Sabalza
Shielah C.Sabalza
Notary Public in and for the State of
Washington, residing at Seattle.
My commission expires April 2, 2002.

LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 15th day of FEBRUARY, 2000, before me personally appeared BRIAN DEMPSEY, to me known to be the VICE CHAIRMAN of CONTINENTAL, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ SHIELAH C. SABALZA
(Print name) SHIELAH C. SABALZA
Notary Public in and for the State of Washington,
residing at SEATTLE                                                     .
My commission expires: APRIL 2, 2002                      .

FIFTH AMENDMENT TO LEASE

Lessor:	UNION SQUARE LIMITED PARTNERSHIP

Lessee:	HOMESTREET, INC.
(formerly known as Continental, Inc.)

Leased Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building (the “Building”) as more particularly described in the Lease.

Date of this Amendment:	July 30, 2001
Lessor and Lessee are parties to a Lease dated March 5, 1992, as amended August 25, 1992, May 6, 1998, June 17, 1998 and February 15, 2000, (the Lease) and desire to further amend the Lease to clarify the calculation and sharing of certain profits related to Lessee’s subleasing of a portion of the Leased Premises to Quadra Financial Group, L.P. Lessor and Lessee also desire to amend the Lease to address the terms and conditions under which Lessee will install and operate the automated teller machine in the portion of the leased premises where the retail branch bank is located, facing onto Sixth Avenue (the “Sixth Avenue ATM”).

1.
Lessee, as Sublandlord, entered into a Sublease Agreement dated May 18, 2000 (“Quadra Sublease”) with Quadra Financial Group, L.P. as Subtenant (“Quadra”) for 18,435 rentable square feet on the 7th floor of the Leased Premises. Lessor consented to the Quadra Sublease on May 30, 2000. For the purpose of calculating the 50% share of net profit from the Quadra Sublease owing to Lessor pursuant to Section 22.3, the following shall govern:

(a)	Lessee has provided Lessor with a calculation through July 2001 of net profit derived from the Quadra Sublease, a copy of which calculation is attached hereto as SCHEDULE 1.

(b)
The parties agree that Lessor is entitled to share equally in the net profits from the Quadra Sublease, to the extent Lessee realizes a net profit at the end of the Term of such Sublease. The mechanism for sharing such profits shall be as follows:

(a)
Commencing in August 2001 and continuing on a monthly basis thereafter so long as Lessee receives net profit on the Quadra Sublease, Lessee shall calculate and remit to Lessor its 50% share of such net profit on a cash flow basis. The payment to Lessor shall be made within five (5) business days following receipt of payment from Quadra. The August payment shall include Lessor’s share of net profits through July 2001, as shown on Schedule 1.

(b)	In the event Lessee does not realize a net profit at the end of the Term of the Quadra Sublease, or in the event such net profit is less than that shared with

HomeStreet/Union Square Fifth Amendment	Page 1

Lessor through payments previously made to Lessor on a cash flow basis, then Lessor agrees that it shall reimburse Lessee for any excess payments made to Lessor, up to the amount of net profits previously paid to Lessor hereunder. Such reimbursement shall be made within thirty (30) days following written notice by Lessee to Lessor.

2.
Lessor hereby consents to Lessee’s installation, maintenance and operation of the Sixth Avenue ATM; provided, however, that the design and installation of the signage surround for the Sixth Avenue ATM shall be subject to Lessor’s prior approval, which approval shall not be unreasonably withheld. No additional rent shall be charged for Sixth Avenue ATM. Lessee agrees that it shall, at its sole cost and expense, comply with and perform the following:

(a)	Lessee shall comply with applicable regulatory requirements regarding the operation and maintenance of the Sixth Avenue ATM.

(b)
Upon expiration or earlier termination of the Lease term with respect to Lessee’s bank branch, Lessee shall remove the Sixth Avenue ATM and return the affected portion of the leased premises, including the building facade on Sixth Avenue, to its original condition, reasonable wear and tear excepted. This provision shall also apply in the event Lessee removes the Sixth Avenue ATM prior to termination or expiration of the Lease term.

3.	All other terms and conditions are to remain the same.

Lessee:	Lessor:

HOMESTREET, INC	UNION SQUARE LIMITED PARTNERSHIP,
a Washington corporation	a Washington Limited Liability Company

By UNICO PROPERTIES, INC. (Manager and authorized rental agent for Union Square Limited Partnership)

By /s/ Kyle Samuels

Its Senior V.P.

Date: August 2, 2001

By /s/ Donald M. Wise

Its Sr. V.P.

Date: 8-8-01

HomeStreet/Union Square Fifth Amendment	Page 2
LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON	}
ss.
COUNTY OF KING
On this 8th day of August, 2001, before me personally appeared Donald M. Wise, to me known to be the Senior Vise President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED PARTNERSHIP, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ SUZANNE SWANSON
Printed Name  SUZANNE SWANSON
NOTARY PUBLIC in and for the State of Washington,
residing at  SEATTLE
My Commission Expires  3-21-04

HomeStreet/Union Square Fifth Amendment	Page 3
LESSEE’S ACKNOWLEDGMENT

STATE OF WASHINGTON	}
ss.
COUNTY OF KING
On this 2nd day of August, 2001, before me personally appeared Kyle Samuels , to me known to be the Senior Vice President of HOMESTREET, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he (she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Amber English
Printed Name  Amber English
NOTARY PUBLIC in and for the State of Washington,
residing at  Shoreline, WA.
My Commission Expires 8-16-04

HomeStreet/Union Square Fifth Amendment	Page 4
SCHEDULE 1
INITIAL CALCULATION OF NET PROFIT
FOR
QUADRA SUBLEASE

HomeStreet/Union Square Fifth Amendment	Schedule 1
SIXTH AMENDMENT TO LEASE

Lessor:	UNION SQUARE LIMITED PARTNERSHIP

Lessee:	HOMESTREET, INC. (formerly known as Continental, Inc.)

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this Amendment: 5th day of March, 2002
Lessor and Lessee are parties to Lease dated March 5, 1992, as amended August 25, 1992, may 6, 1998, June 17, 1998, February 15, 2000, and July 30, 2001 (the Lease) and desire to further amend the Lease as a result of Lessee exercising its Option to Extend the term of the Lease pursuant to Section 28. The parties mutually agree:

1.
Section 1.2, Floor Areas is hereby amended from 89,067 usable square feet; 98,555 rentable square feet; to 94,160 usable square feet; 106,014 rentable square feet (office and retail) in accordance with the BOMA Standard (American National Standard ANSIZ 65.1-1996).

2.	Section 1.2, Floor Areas is hereby amended from 9.2371 percent of the rentable area of the Building to 9.411520 percent.

3.	The term is hereby extended to December 31, 2007 in accordance with Lessee’s exercise of its first five-year option to extend the Lease in accordance with Section 29.

4.	Section 1.4 Rent is hereby amended as follows:
Commencing January 1, 2003 and thereafter on the first day of each calendar month until December 31, 2007, Lessee shall pay base monthly rent of $198,422.87. Such amount is derived from the agreed amount of $23/rsf discounted to $22.46/rsf to compensate for the adjustment in the rentable area per paragraph 1 herein.

5.
Section 1.5 Base Indices as outlined in Section 29.2 remains the same (1992) for floors 18-21, however the Base Indices for the 7th floor shall be 1997 and 1998 in keeping with the Third Amendment to Lease.

6.	In keeping with Section 26.4, Lessor shall, at its sole cost and expense, re-carpet and paint the premises during the 11th year.

7.
Section 1.8 Lessor’s Address for Notices and Payment of Rent is revised to read; Union Square Limited Partnership, c/o Lowe Enterprises Northwest, Inc., 600 University Street, Suite 2820 Seattle, Washington 98101.

8.	Section 1.10 is hereby deleted and replaced in its entirety with the following language:
Rent sharing of sublease with Quadra (now Quellos)
Costs to July 31st for 7th floor space subleased to Quadra:

Lease commission - Trammell Crow	85,416.00
Lease commission - Behar Company	68,794.00
Legal fees - sublease negotiations	4,036.00
Rent paid to Unico:

	Base	CAM	TAXES	METRO IMPROVEMENT	TOTAL
Oct-00	28,907.42	260.21	1,610.67	109.00	30,887.30
Nov-00	28,907.42	260.21	1,610.67	109.00	30,887.30
Dec-00	28,907.42	260.21	1,610.67	109.00	30,887.30
Jan-01	28,907.42	813.63	1,385.83	110.67	31,217.55
Feb-01	28,907.42	813.63	1,385.83	110.67	31,217.55
Mar-01	28,907.42	813.63	1,385.83	110.67	31,217.55
Apr-01	28,907.42	813.63	1,385.83	110.67	31,217.55
May-01	28,907.42	813.63	1,385.83	110.67	31,217.55
Jun-01	28,907.42	813.63	1,385.83	110.67	31,217.55
Jul-01	28,907.42	813.63	1,385.83		31,106.88
	289,074.20	6,476.04	14,532.82	991.02	311,074.08
Total sublease costs to July 31st				469,320.08
Lease payments from Quadra to July 30th:

Oct-00	52,232.50
Nov-00	52,232.50
Dec-00	52,232.50
Jan-01	52,232.50
Feb-01	52,232.50
Mar-01	52,232.50
Apr-01	52,232.50
May-01	52,232.50
Jun-01	52,232.50
Jul-01	52,232.50
	522,325.00	522,325.00
	Net profit at July 3st	53,004.92
50% payable to Unico		26,502.46
Projected for August
Rent from Quadra		52,232.50
Rent to Unico for 7th floor		(31,106.88)
	Net monthly profit	21,125.62
50% to Unico		10,562.81
Lessor is a Washington limited partner known as Union Square Limited Partnership. Lessor is the sole owner of the Building and the Land. Lowe Enterprises Northwest, Inc. is the manager and authorized rental agent of One and Two Union Square, and it has the authority to execute documents on behalf of Lessor and bind Lessor as provided in this lease.

9.	All other terms and conditions are to remain the same.

Lessee:	Lessor:

HOMESTREET, INC (FORMERLY KNOWN AS CONTINENTAL, INC.)	UNION SQUARE LIMITED PARTNERSHIP,
a Washington corporation	a Washington Limited Partnership

By Lowe Enterprises Northwest, Inc. (Manager and authorized rental agent for Union Square Limited Partnership)

By /s/ Kyle Samuels	By /s/ Craig A. Wrench
Kyle Samuels	Craig A. Wrench

Its Senior V.P.	Its President

Date: 3/5/02	Date: 3/5/02

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING

On this 6th day of March, 2002, before me personally appeared Craig A. Wrench, to me known to be the President of Lowe Enterprises Northwest, Inc. the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED PARTNERSHIP, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Loren Blumenstine
Loren Blumenstine
Notary Public in and for the State of Washington
Washington, residing at Seattle, WA
My commission expires July 18, 2005

LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 5th day of  March, 2002, before me personally appeared  Kyle Samuels, to me known to be the Senior VP of  HomeStreet, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Amber English
(Print name)  Amber English
Notary Public in and for the State of Washington,
residing at  Shoreline, WA.                                          .
My commission expires:  8-16-04                               .

SEVENTH AMENDMENT TO
LEASE

Lessor:	UNION SQUARE LIMITED LIABILITY COMPANY Successor in interest by merger to Union Square Limited Partnership

Lessee:	HOMESTREET, INC.

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this Amendment: 19th day of May, 2004

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended August 25, 1992, May 6, 1998, June 17, 1998, February 15, 2000, July 30, 2001, and March 5, 2002 (as so amended, the “Lease”) and desire to further amend the Lease as a result of Lessor and Lessee agreeing to extend the term of the Lease. The parties mutually agree:

1.	Section 1.3 Term is hereby amended from fifteen years commencing January 1, 1993 and ending December 31, 2007, to twenty-five (25) years commencing January 1, 1993 and ending December 31,2017.

2.	Section 1.4 Rent is hereby amended as follows and shall be recalculated in the event the Leased Premises are reduced in keeping with Section 39, or expanded in keeping with Section 28:
Commencing on January 1, 2008 and thereafter on the first day of each calendar month until December 31, 2010, Lessee shall pay base monthly rent of $229,697.00. Such amount is derived from the agreed amount of $26 per rentable square feet (“RSF”) multiplied by the number of rentable square feet (106,014) divided by 12 months.
Commencing on January 1, 2011 and thereafter on the first day of each calendar month until December 31, 2012, Lessee shall pay base monthly rent of $238,531.00. Such amount is derived from the agreed amount of $27 per RSF multiplied by the number of rentable square feet (106,014) divided by 12 months.
Commencing on January 1, 2013 and thereafter on the first day of each calendar month until December 31, 2014, Lessee shall pay base monthly rent of $247,366.00. Such amount is derived from the agreed amount of $28 per RSF multiplied by the number of rentable square feet (106,014) divided by 12 months.
Commencing on January 1, 2015 and thereafter on the first day of each calendar month until December 31, 2017, Lessee shall pay base monthly rent of $256,200.00. Such amount is derived from the agreed amount of $29 per RSF multiplied by the number of rentable square feet (106,014) divided by 12 months.

3.
Section 1.5 Base Indices is revised by adding the following language: “Effective January 1, 2008 the base year for Sections 3 &4 shall be revised to read 2007, with the first adjustment as of January 1, 2009. To the extent Lessee elects to extend the term of the lease for additional terms as provided herein, commencing in 2018 and 2023, new base years of 2017 and 2022, respectively, shall be established for such additional terms.”

4.	The following language is substituted in Section 26 Tenant Improvements, in lieu of the existing section 26.1:
“On January 1, 2008, Lessor shall pay Lessee an amount equal to $15 per RSF (the “refurbishment allowance”) on the lesser of 106,014 RSF (“Current Leased Premises”), or, to the extent Lessee has elected to reduce its Leased Premises as provided for herein, on the RSF then leased by Lessee. Lessee shall utilize the refurbishment allowance for any costs (tenant improvements, telephone and computer cabling, architectural and engineering fees, moving costs, etc.) associated with refurbishing the Leased Premises.
In addition to such refurbishment allowance, Lessor shall provide Lessee with a tenant improvement allowance of $35 per RSF on all space acquired by Lessee (the “expansion space”) in the TUS Building at any time during the term of this Lease and any extension terms (not including the Current Leased Premises), including without limitation on all such expansion space acquired pursuant to the Right of First Offer/Right of First Refusal as set forth in Section 28 of the Lease, as amended herein. Lessor shall pay Lessee such tenant improvement allowance on the effective date of Lessee’s lease of the expansion space (the “effective date”), and such tenant improvement allowance shall be utilized by Lessee for any costs (tenant improvements, telephone and computer cabling, architectural and engineering, fees, moving costs, etc.) associated with the improvement of the expansion space. Notwithstanding the foregoing, for all such expansion space acquired after January 1, 2011, Lessee shall receive a pro rated tenant improvement allowance based upon $35 per RSF divided by 120 months and multiplied by the number of months then (as of the effective date) remaining on the Term (not to exceed $35 per RSF).”
With respect to Section 26.4 of the Lease, Lessor and Lessee acknowledge that they have by mutual agreement deferred the recarpeting and repainting of the Current Leased Premises pursuant to section 26.4 beyond the 11th year of the Lease term, but the parties acknowledge that Lessor remains obligated to pay the cost and expense of such repainting and recarpeting of the Current Leased Premises, which is in addition to the refurbishment allowance referenced above, at such time as the parties mutually agree, which may be completed in different stages for each floor of the Current Leased Premises.

5.
Section 28 Right of First Offer/Right of First Refusal shall remain as written with the exception that for all expansion space acquired by Lessee, Lessee shall pay the per RSF rate then in effect on the Leased Premises pursuant to section 1.4 as amended herein at the time such expansion space is acquired. Any tenant improvement allowance shall be in keeping with Section 26, as amended herein. In the event Lessee requires additional space and Lessor is unable to provide such additional space in the low-rise elevator bank of the TUS Building (floors 4-22), Lessor shall make reasonable efforts to accommodate such requirement elsewhere within the TUS Building, and to the extent Lessee elects to lease such additional space outside the low-rise elevator bank, Lessee shall do so at Market Rent, as described in section 29.4.

6.	Section 29.2 & 29.3 Extension Term and Rent shall be revised to read as follows;
“For the two additional five year terms commencing January 1, 2018 and January 1, 2023, the base monthly rent shall be 95% of Market Rent as described in Section 29.4”.

7.	A new Section 39 Option to Reduce the Premises is added as follows:
“To the extent Lessee is not in default under any of the terms and conditions of the Lease (beyond any applicable cure periods), Lessee shall have the right to reduce the Leased Premises in keeping with the following table provided Lessee provides at least twelve months prior written notice to Lessor.

Premises	Square Feet	Notice Date	Effective Date
Level 3 Retail	2,470 RSF	12 months prior notice	April 1, 2005 or thereafter

Remaining Premises	25,000 RSF	12 months prior notice	January 1, 2008 or January 1, 2010 or January 1, 2015
To the extent Lessee elects to reduce the Leased Premises as provided for herein, the cumulative total reduction, not including the 2,470 RSF on Level 3 Retail, shall not exceed 25,000 RSF. The minimum reduction on any single effective date in 2008, 2010, or 2015 shall be 10,000 RSF, unless an entire floor is reduced at one time, in which case any subsequent reduction may be less than 10,000 RSF. The RSF that is eliminated from the Lease hereunder (the “reduced space”) shall be located either on non-contiguous floors or on the lowest or highest contiguous floors then occupied by Lessee. Notwithstanding anything to the contrary contained herein, Lessee shall have the right to terminate the Lease as it pertains to the Level 3 Retail at any time on or after April 1, 2005, without being required to terminate the Lease as it pertains to other space in the Building. Lessee shall as of the effective date of any reduction hereunder, pay to Lessor a sum equal to the unamortized transaction costs attributable to and prorated based upon the RSF of the reduced space, if any, including interest at 9% compounded. For purposes of this provision, “unamortized transaction costs” shall mean any tenant improvement allowance and any refurbishment allowance paid under Section 26.1 as amended herein and any broker commission paid to Washington Partners that is specifically attributable to the reduced space. Lessor and Lessee hereby acknowledge that there is no broker commission being paid to Washington Partners with respect to the Level 3 Retail or the 7th floor Premises unless and until Lessee makes a commitment to lease such space beyond January 1, 2008, In addition to such unamortized transaction costs, Lessee shall pay to Lessor an additional termination fee in an amount equal to six months rent on the reduced space as of the effective date of the reduction, or such lesser amount of rent due for the remaining term or extension term then in effect; provided, however, that Lessee shall not be required to pay this additional termination fee for any of the 7th floor Premises.
In the event Lessee requires additional space following any reduction of the Leased Premises, and Lessor has not previously entered into a lease with a third party on the reduced space, Lessee shall be entitled to reoccupy such reduced space, and in such event, Lessor shall not be obligated to fund any tenant improvement allowance, but shall refund the $15 per RSF refurbishment allowance as provided above.

8.
Lessor agrees that the 33 parking stalls provided in the controlled access area of the One/Two Union Square Garage pursuant to Section 30.1 of the Lease shall be marked with the “HomeStreet Bank” name for the exclusive use of Lessee.

9.	All other terms and conditions are to remain the same.

Lessee:	Lessor:

HOMESTREET, INC	UNION SQUARE LIMITED LIABILITY COMPANY,
a Washington corporation	a Washington Limited Liability Company

By Washington Real Estate Holdings, LLC its manager.

By /s/ Mark Barbieri
Mark Barbieri
By /s/ Joan Enticknap	Its Senior Vice President
Its President /COO	Date: 5/26/04
Date: May 19, 2004

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 24th day of May, 2004, before me personally appeared Mark Barbieri, to me known to be the Senior Vice .President of Washington Real Estate Holdings, LLC the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED LIABILITY COMPANY, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Zina D. Wilson
Notary Public in and for the State of
Washington, residing at Covington, WA
My commission expires 04/01/06.

LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 19th day of May, 2004, before me personally appeared Joan Enticknap to me known to be the President COO of HomeStreet, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Stephanie M. Madden
(Print name) Stephanie M. Madden
Notary Public in and for the State of Washington,
residing at Mill Creek                                               .
My commission expires: March 20, 2005            .

EIGHTH AMENDMENT TO
LEASE

Lessor:	UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:	HOMESTREET, INC.

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this Amendment: 31st day of August, 2004
Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992 as amended August 25, 1992, May 6, 1998, June 17, 1998, February 15, 2000, July 30, 2001, March 5, 2002, and May 19, 2004 (as so amended, the “Lease”) and desire to further amend the Lease. The parties mutually agree:

1.
Section 1.1, Leased Premises is hereby amended to delete that portion of the Leased Premises located at the Third Level Plaza of Two Union Square effective upon the date Lessee vacates the Third Level Plaza (target date is September 17, 2004 (the “Effective Date”).

2.	Section 1.2, Floor Areas is hereby amended from 93,376 usable square feet; 106,014 rentable square feet to 90,975 usable square feet; 103,544 rentable square feet as of the Effective Date.

3.	Section 1.2, Floor Areas is hereby amended from 9.411520 percent of the rentable area of the Building to 9.19224 percent as of the Effective Date.

4.	Section 1.4 Rent is hereby amended as follows:
Commencing on the Effective Date (target date of September 17, 2004) and thereafter on the first day of each calendar month until December 31, 2007, Lessee shall pay base monthly rent of $193,799.85.
Commencing on January 1, 2008 and thereafter on the first day of each calendar month until December 31, 2010, Lessee shall pay base monthly rent of $224,345.33. Such amount is derived from the agreed amount of $26 per rentable square foot, multiplied by the number of rentable square feet (103,544) divided by 12 months.
Commencing on January 1, 2011 and thereafter on the first day of each calendar month until December 31, 2012, Lessee shall pay base monthly rent of $232,974.00. Such amount is derived from the agreed amount of $27 per rentable square foot, multiplied by the number of rentable square feet (103,544) divided by 12 months.
Commencing on January 1, 2013 and thereafter on the first day of each calendar month until December 31, 2014, Lessee shall pay base monthly rent of $241,602.67. Such amount is derived from the agreed amount of $28 per rentable square foot, multiplied by the number of rentable square feet (103,544) divided by 12 months.
Commencing on January 1, 2015 and thereafter on the first day of each calendar month until December 31, 2017, Lessee shall pay base monthly rent of $250,231.33. Such amount is derived from the agreed amount of $29 per rentable square foot, multiplied by the number of rentable square feet (103,544) divided by 12 months.

5.
For purposes of this reduction in the Leased Premises, Lessor and Lessee acknowledge that in keeping with Paragraph 7, Section 39 of the Seventh Amendment to Lease Option to Reduce the Premises, Lessee has effectively exercised its right with regards to Level 3 Retail prior to the date specified in the Seventh Amendment, and Lessor accepts such early termination of said Premises.

6.	All other terms and conditions are to remain the same.

Lessee:	Lessor:

HOMESTREET, INC	UNION SQUARE LIMITED LIABILITY COMPANY,
a Washington corporation	a Washington Limited Liability Company

By Washington Real Estate Holdings, LLC its manager.

By /s/ Mark Barbieri
Mark Barbieri
By /s/ Joan Enticknap	Its Senior Vice President
Its President & COO	Date: 9/7/04
Date: September 3, 2005

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 7th day of September, 2004, before me personally appeared Mark Barbieri, to me known to be the Senior Vice President of Washington Real Estate Holdings, LLC the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED LIABILITY COMPANY, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Zina D. Wilson
Notary Public in and for the State of
Washington, residing at Covington, WA
My commission expires 04/01/06

LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING

On this 3rd day of September, 2004, before me personally appeared Joan Enticknap, to me known to be the President and COO of HomeStreet Bank, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Stephanie M Madden
(Print name) Stephanie M Madden
Notary Public in and for the State of Washington,
residing at Mill Creek                                                 .
My commission expires:  March 20, 2005                .

NINTH AMENDMENT TO
LEASE

Lessor:	UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:	HOMESTREET, INC.

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this Amendment: 19th day of April, 2006
Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992 as amended August 25, 1992, May 6, 1998, June 17, 1998, February 15, 2000, July 30, 2001, March 5, 2002, May 19, 2004, and August 31, 2004 (as so amended, the “Lease”) and desire to further amend the Lease. The parties mutually agree:

1.	Section 1.1, Leased Premises is hereby amended to add room 1723 to the Leased Premises as of the Effective Date.

2.	Section 1.2, Floor Areas is hereby amended from 90,975 usable square feet; 103,544 rentable square feet to 91,837 usable square feet; 104,573 rentable square feet as of the Effective Date.

3.	Section 1.2, Floor Areas is hereby amended from 9.19224 percent of the rentable area of the Building to 9.28359 percent as of the Effective Date.

4.	Section 1.4 Rent is hereby amended as follows:
Commencing on the Effective Date (February 1, 2007) and thereafter on the first day of each calendar month until December 31, 2007, Lessee shall pay base monthly rent of $195,725.80.
Commencing on January 1, 2008 and thereafter on the first day of each calendar month until December 31, 2010, Lessee shall pay base monthly rent of $226,574.83. Such amount is derived from the agreed amount of $26 per rentable square foot, multiplied by the number of rentable square feet (104,573) divided by 12 months.
Commencing on January 1, 2011 and thereafter on the first day of each calendar month until December 31, 2012, Lessee shall pay base monthly rent of $235,289.25. Such amount is derived from the agreed amount of $27 per rentable square foot, multiplied by the number of rentable square feet (104,573) divided by 12 months.
Commencing on January 1, 2013 and thereafter on the first day of each calendar month until December 31, 2014, Lessee shall pay base monthly rent of $244,003.67 Such amount is derived from the agreed amount of $28 per rentable square foot, multiplied by the number of rentable square feet (104,573) divided by 12 months.

Commencing on January 1, 2015 and thereafter on the first day of each calendar month until December 31, 2017, Lessee shall pay base monthly rent of $252,718.08. Such amount is derived from the agreed amount of $29 per rentable square foot, multiplied by the number of rentable square feet (104,573) divided by 12 months.

5.
In keeping with Section 26 of the Seventh Amendment to Lease, Lessor shall provide Lessee with a tenant improvement allowance of thirty-five ($35.00) dollars per rentable square foot multiplied by 1,029 rentable square feet for improvements to room 1723.

6.	All other terms and conditions are to remain the same.

Lessee:	Lessor:

HOMESTREET, INC	UNION SQUARE LIMITED LIABILITY COMPANY,
a Washington corporation	a Washington Limited Liability Company

By Washington Real Estate Holdings, LLC its manager.

By /s/ Mark Barbieri
Mark Barbieri
By /s/ Joan Enticknap	Its Senior Vice President
Its President & COO	Date: 4/27/06
Date: April 20, 2006

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 27th day of April, 2006, before me personally appeared Mark Barbieri, to me known to be the Senior Vice President of Washington Real Estate Holdings, LLC the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED LIABILITY COMPANY, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Sherri L. Voeltner
Notary Public in and for the State of
Washington, residing at Renton
My commission expires 01/19/10

LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 20th day of April, 2006, before me personally appeared Joan Enticknap, to me known to be the President & COO of, HomeStreet Bank, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Stephanie M. Madden
(Print name) Stephanie M. Madden
Notary Public in and for the State of Washington,
residing at Mill Creek, WA                                       .
My commission expires: March 30, 2009                .

TENTH AMENDMENT TO
LEASE

Lessor:	UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:	HOMESTREET, INC.

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this Amendment: July 20, 2006
Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992 as amended August 25, 1992, May 6, 1998, June 17, 1998, February 15, 2000, July 30, 2001, March 5, 2002, May 19, 2004, August 31, 2004, and April 19, 2006 (as so amended, the “Lease”) and desire to further amend the Lease. The parties mutually agree:

1.	Section 1.1, Leased Premises is hereby amended to add room 1723 to the Leased Premises as of the Effective Date, herein defined as “September 1, 2006”.

2.	Section 1.2, Floor Areas is hereby amended from 90,975 usable square feet; 103,544 rentable square feet to 91,837 usable square feet; 104,573 rentable square feet as of the Effective Date.

3.	Section 1.2, Floor Areas is hereby amended from 9.19224 percent of the rentable area of the Building to 9.28359 percent as of the Effective Date.

4.	Section 1.4 Rent is hereby amended as follows:
Commencing on the Effective Date (September 1, 2006) and thereafter on the first day of each calendar month until December 31, 2007, Lessee shall pay base monthly rent of $195,725.80.
Commencing on January 1, 2008 and thereafter on the first day of each calendar month until December 31, 2010, Lessee shall pay base monthly rent of $226,574.83. Such amount is derived from the agreed amount of $26 per rentable square foot, multiplied by the number of rentable, square feet (104,573) divided by 12 months.

Commencing on January 1, 2011 and thereafter on the first day of each calendar month until December 31, 2012, Lessee shall pay base monthly rent of $235,289.25. Such amount is derived from the agreed amount of $27 per rentable square foot, multiplied by the number of rentable square feet (104,573) divided by 12 months.
Commencing on January 1, 2013 and thereafter on the first day of each calendar month until December 31, 2014, Lessee shall pay base monthly rent of $244,003.67 Such amount is derived from the agreed amount of $28 per rentable square foot, multiplied by the number of rentable square feet (104,573) divided by 12 months.
Commencing on January 1, 2015 and thereafter on the first day of each calendar month until December 31, 2017, Lessee shall pay base monthly rent of $252,718.08. Such amount is derived from the agreed amount of $29 per rentable square foot, multiplied by the number of rentable square feet (104,573) divided by 12 months.

5.
In keeping with Section 26 of the Seventh Amendment to Lease, Lessor shall provide Lessee with a tenant improvement allowance of thirty-five ($35.00) dollars per rentable square foot multiplied by 1,029 rentable square feet for improvements to room 1723.

6.	All other terms and conditions are to remain the same.

Lessee:	Lessor:

HOMESTREET, INC	UNION SQUARE LIMITED LIABILITY COMPANY,
a Washington corporation	a Washington Limited Liability Company

By Washington Real Estate Holdings, LLC its manager.

By Mark Barbieri
Mark Barbieri
By /s/ Joan Enticknap	Its Executive Vice President
Its President	Date: 08/16/06
Date: 08/09/06

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 16th day of August, 2006, before me personally appeared Mark Barbieri, to me known to be the Executive Vice President of Washington Real Estate Holdings, LLC the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED LIABILITY COMPANY, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Sherri L. Voeltner
Notary Public in and for the State of Washington, residing at Renton My commission expires 01/19/10

LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 9th day of August, 2006, before me personally appeared Joan Enticknap, to me known to be the President of HomeStreet, Inc. , the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Stephanie M. Madden
(Print name) Stephanie M. Madden
Notary Public in and for the State of Washington,
residing at Mill Creek.
My commission expires: 3/20/09                    .

4 5 6 7 8 9 10 11 12 13 14 15 16
16 17 18 19 20 21 22 23
23 24 25 26 27 28 29 30 31 32 33

33 34 35 36 37
1 2 3 4
Two Union Square
Floor 17

ELEVENTH AMENDMENT TO
LEASE

Lessor:	UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:	HOMESTREET, INC.

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this Amendment: December 27, 2006
Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992 as amended August 25, 1992, May 6, 1998, June 17, 1998, February 15, 2000, July 30, 2001, March 5, 2002, May 19, 2004, August 31, 2004, April 19, 2006, and July 20, 2006 (as so amended, the “Lease”) and desire to further amend the Lease. The parties mutually agree:

1.	Section 1.1 Leased Premises is hereby amended to delete Rooms 701-30, 735-37, and part of Rooms 731 & 734 as of the Effective Date, herein defined as “December 31, 2007”.

2.	Section 1.2 Floor Areas is hereby amended from 91,837 usable square feet; 104,573 rentable square feet, to 75,858 usable square feet; 86,138 rentable square feet as of the Effective Date.

3.	Section 1.2 Floor Areas is hereby amended from 9.28359 percent, to 7.64700 percent of the Building as of the Effective Date.

4.	Section 1.4 Rent is hereby amended as follows:
Commencing on January 1, 2008 and thereafter on the first day of each calendar month until December 31, 2010, Lessee shall pay to Lessor base monthly rent of $186,632.00.
Commencing on January 1, 2011 and thereafter on the first day of each calendar month until December 31, 2012, Lessee shall pay to Lessor base monthly rent of $193,810.00.
Commencing on January 1, 2013 and thereafter on the first day of each calendar month until December 31, 2014, Lessee shall pay to Lessor base monthly rent of $200,989.00.
Commencing on January 1, 2015 and thereafter on the first day of each calendar month until December 31, 2017, Lessee shall pay to Lessor base monthly rent of $208,167.00.

5.
For purposes of this reduction in the Leased Premises, Lessor and Lessee acknowledge that in keeping with Paragraph 7, Section 39 of the Seventh Amendment to Lease Option to Reduce the Premises, Lessee has effectively exercised its right with regards to the 7th floor Premises, and Lessor accepts such termination of said Premises.

6.	In keeping with Paragraph 4 Section 26 of the Seventh Amendment to Lease, Tenant Improvement Allowance is revised to replace “106,014 RSF”, with “85,J09RSF”.

7.	Section 30 Parking is revised to read a total of “53” monthly stalls as of the Effective Date.

8.	All other terms and conditions are to remain the same.

Lessee:	Lessor:

HOMESTREET, INC	UNION SQUARE LIMITED LIABILITY COMPANY,
a Washington corporation	a Washington Limited Liability Company

By Washington Real Estate Holdings, LLC its manager.

By /s/ Mark Barbieri
Mark Barbieri
By /s/ Bruce W. Williams	Its Executive Vice President
Its Chairman	Date: 1/18/07
Date: 1/8/07

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 18th day of January, 2007, before me personally appeared Mark Barbieri, to me known to be the Executive Vice President of Washington Real Estate Holdings, LLC the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED LIABILITY COMPANY, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Sherri L. Voeltner
Sherri L. Voeltner
Notary Public in and for the State of
Washington, residing at Renton
My commission expires 01/19/10

LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 8th day of January, 2007, before me personally appeared Bruce W. Williams, to me known to be the Chairman of HomeStreet, Inc, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Stephanie M. Madden
(Print name) Stephanie M. Madden
Notary Public in and for the State of Washington,
residing at Mill Creek, WA                                               .
My commission expires: March 20, 2009                .

TWELFTH AMENDMENT TO
LEASE

Lessor:	UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:	HOMESTREET, INC

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this Amendment. October 1, 2007
Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992 as amended by the First - Eleventh Amendments to Lease (as so amended, the “Lease”), and desire to further amend the Lease. The parties mutually agree:

1.	Section 1.1 Leased Premises is hereby amended to incorporate Rooms 1701-02, and 1724-37 into the Leased Premises as of the Effective Date, and as shaded in red on the attached Exhibit A.

2.	Section 1.2 Floor Areas is hereby amended from 75,858 usable square feet; 86,138 rentable square feet, to 82,909 usable square feet; 94,558 rentable square feet as of the Effective Date.

3.	Section 1.2 Floor Areas is hereby amended from 7.64700 percent to 8.39450 percent ofthe Building as of the Effective Date.

4.	Section 1.4 Rent is hereby amended as follows:
Commencing on October 1, 2008 herein defined as the “Effective Date”, and thereafter on the first day of each calendar month until December 31, 2010, Lessee shall pay to Lessor base monthly rent of $204,876.00.
Commencing on January 1, 2011 and thereafter on the first day of each calendar month until December 31, 2012, Lessee shall pay to Lessor base monthly rent of $212,755.00

Commencing on January 1, 2013 and thereafter on the first day of each calendar month until December 31, 2014, Lessee shall pay to Lessor base monthly rent of $220,635.00.
Commencing on January 1, 2015 and thereafter on the first day of each calendar month until December 31, 2017, Lessee shall pay to Lessor base monthly rent of $228,515.00.

5.	Section 1.5 Base Indices shall remain 2007 for the entire Leased Premises,

6.
Section 26 Tenant Improvement Allowance; In keeping with the terms of the Lease, Lessor shall provide Lessee with a tenant improvement allowance of thirty-five ($35.00) dollars per rentable square foot on the additional 8,420 rsf, for an additional. Tenant Improvement allowance of $294,700.00.

7.	Section 30 Parking is revised to read a total of “59” monthly stalls as of the Effective Date.

8.	Lessor shall pay a real estate fee to Washington Partners, Inc upon the full execution of this amendment.

9.	Exhibit “A” of the Lease, changed to reflect the revised floor plan, is attached hereto and made a part hereof.

10.	All other terms and conditions are to remain the same.

Lessee:	Lessor:

HOMESTREET, INC	UNION SQUARE LIMITED LIABILITY COMPANY,
a Washington corporation	a Washington Limited Liability Company

By Washington Real Estate Holdings, LLC its manager.

By /s/ Mark Barbieri
Mark Barbieri
By /s/ Joan Enticknap	Its Executive Vice President
Its President & COO	Date: 11/7/07
Date: 11/5/07

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 7th day of November, 2007 before me personally appeared Mark Barbieri, to me known to be the Executive Vice President of Washington Real Estate Holdings, LLC the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED LIABILITY COMPANY, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Sherri L Voeltner
Notary Public in and for the State of
Washington, residing at Renton
My commission expires 01/19/10

LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 5th day of November, 2007, before me personally appeared Joan Enticknap, to me known to be the President & COO of HomeStreet, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Barbara L DeVere
(Print name) Barbara L DeVere
Notary Public in and for the State of Washington,
residing at LYNNWOOD WA.
My commission expires: 10/29/10.

4 5 6 7 8 9 10 11 12 13 14 15 16
16 17 18 19 20 21 22 23
23 24 25 26 27 28 29 30 31 32 33

33 34 35 36 371 2 3 4
Two Union Square
Floor 17

THIRTEENTH AMENDMENT TO
LEASE

Lessor:	UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:	HOMESTREET, INC.

Premises:	Commonly referred to as Suite 2000 in the Two Union Square Building as more particularly described in the Lease.
Date of this Amendment: January 26, 2010
Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992 as amended August 25, 1992, May 6, 1998, June 17, 1998, February 15, 2000, July 30, 2001, March 5, 2002, May 19, 2004, August 31, 2004, April 19, 2006, July 20, 2006, December 27, 2006, and October 1, 2007, (as so amended, the “Lease”), and desire to further amend the Lease. The parties mutually agree:

1.
Pursuant to Section 4 of the Seventh Amendment Lease, Section 2 of the Eighth Amendment to Lease, Section 5 of the Ninth Amendment to lease, Section 5 of the Tenth Amendment to Lease, Section 6 of the Eleventh Amendment to Lease, and Section 6 of the Twelfth Amendment to Lease, Lessee was entitled to a Tenant Improvement Allowance in the total amount of $1,607,350.00. As of the Effective Date hereof, and as set forth in the attached Exhibit A, Lessee has previously received $310,335.22 of the Tenant Improvement Allowance, so that $1,297,014.78 thereof remains unapplied (the “Unapplied Allowance”). The parties have agreed that, notwithstanding anything to the contrary in the Lease, a portion of the Unapplied Allowance in the amount of $625,348.89, as set forth in the attached Exhibit B, shall be applied towards Base Monthly Rent and Additional Rent due under the Lease for the period January 1, 2010, through and including March 31, 2010. The difference between the Unapplied Allowance of $1,297,014.78 and the $625,348.89 portion of the Unapplied Allowance which shall be applied towards Base Monthly Rent and Additional Rent as described herein totaling $671,665.89, (the “Remaining Unapplied Allowance”) shall remain available for Lessee’s use for leasehold improvements to the Leased Premises as originally permitted by the terms and conditions of the Lease and Amendments governing the use of the Tenant Improvement Allowance. Lessee waives any right to receive any portion of the Unapplied Allowance or any tenant Improvements whatsoever except for the $671,665.89 Remaining Unapplied Allowance.

EXHIBIT A
Homestreet Bank
Tenant Improvement Summary

Lease Activity Description	Date Commence	TI Allowance	USF	RSF	Allowance	Comments
7th Amend - Renew from 12/31/07 - 12/31/17	1/1/2008	15.00	94,160	106,014	1,590,210.00	TI allow on RSF, or to the extent Lessee has elected to reduce its Leased Premises
8th Amend - reduce Third Level Plaza	9/30/2004	15.00	(3,185)	(2,470)	(37,050.00)	Downsize only, no TI allowance. ADJUST $15/rsf
9th/10th Amend - Expand on 17th Flr	9/1/2006	35.00	862	1,029	36,015.00	Expand on 17, this sq ft does not affect $15 TI
12th Amend - Expand on 17th Flr	10/1/2008	35.00	7,051	8,420	294,700.00	Expand on 17, this sq ft does not affect $15 TI
11th Amend - downsize 7th Flr	1/1/2008	15.00	(15,979)	(18,435)	(276,525.00)	Downsize only, no TI allowance. ADJUST $15/rsf
Total Tenant Improvement Allowance			82,909	94,558	1,607,350.00

Tenant Improvement Costs

07/2007 - Reimbursement to Homestreet	181,757.77
Purchase Furniture from the 30th floor	17,000.00
Qtr 1 2009 - Branch Remodel	89,728.50
Qtr 4 2009 - 17th Floor	9,875.92
Qtr 1 2010 - Branch Signage	10,973.03
Qtr 1 2010 - ATM Lighting (estimated)	1,000.00

310,335.22

Remaining Funds available as of 1/24/2010	1,297,014.78

EXHIBIT B
HOMESTREET BANK
T.I. ALLOWANCE APPLIED TO MONTHLY RENT

Summary of Rents

Retail CAM	$494.66

Retail AUX	658.13

Office/Retail Base Rent	204,876.00

Office ESC	1,979.23

Office Janitorial	441.61

Total January 2010	$208,449.63

2.	Section 1.4 Rent is hereby amended as follows:
Commencing on January 1, 2010 and thereafter on the first day of each calendar month until March 31, 2010, Lessee shall pay to Lessor base monthly rent of $0.00.
Commencing on April 1, 2010 and thereafter on the first day of each calendar month until December 31, 2010, Lessee shall pay to Lessor base monthly rent of $204,876.00.
Commencing on January 1, 2011 and thereafter on the first day of each calendar month until December 31, 2012, Lessee shall pay to Lessor base monthly rent of $212,755.00.
Commencing on January 1, 2013 and thereafter on the first day of each calendar month until December 31,2014, Lessee shall pay to Lessor base monthly rent of $220,635.00.
Commencing on January 1, 2015 and thereafter on the first day of each calendar month until December 31, 2017, Lessee shall pay to Lessor base monthly rent of $228,515.00.

3.	Except as modified herein, the Lease remains unmodified and in full force and effect.

Lessee:	Lessor:

HOMESTREET, INC	UNION SQUARE LIMITED LIABILITY COMPANY,
a Washington corporation	a Washington Limited Liability Company

By Washington Real Estate Holdings, LLC its manager.

By /s/ Mark Barbieri
Mark Barbieri
By /s/ Joan Enticknap	Its Executive Vice President
Its President & Coo	Date: 2/22/10
Date: 2/19/2010

LESSOR’S ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 22nd, day of February, 2010, before me personally appeared Mark Barbieri, to me known to be the Executive Vice President of Washington Real Estate Holdings, LLC the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED LIABILITY COMPANY, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ Zina D. Wilson
Notary Public in and for the State of
Washington, residing at Bothell, WA
My commission expires 01/21/13

LESSEE’S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING
On this 19th day of February, 2010, before me personally appeared Joan Enticknap to me known to be the President of HomeStreet Bank, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
/s/ BARBARA DEVERE

(Print name) BARBARA DEVERE
Notary Public in and for the State of Washington,
residing at  LYNNWOOD                                                         .
My commission expires:  10/29/10                                               .

HomeStreet / USLLC
Fourteen Amendment to Lease

FOURTEENTH AMENDMENT TO
LEASE

Lessor:        UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:        HOMESTREET, INC.

Leased Premises:    Commonly referred to as Suite 2000, consisting of an agreed 94,558 rentable square feet (“RSF”) of space in the Two Union Square Building (the “Building”), as more particularly described in the Lease.

Date of this Amendment:    January 19, 2012

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended by a First Amendment thereto dated August 25, 1992; Second Amendment thereto dated May 6, 1998; Third Amendment thereto dated June 17, 1998; Fourth Amendment thereto dated February 15, 2000; Fifth Amendment thereto dated July 30, 2001; Sixth Amendment thereto dated March 5, 2002; Seventh Amendment thereto dated May 19, 2004; Eighth Amendment thereto dated August 31, 2004, Ninth Amendment thereto dated April 19, 2006; Tenth Amendment thereto dated July 20, 2006; Eleventh Amendment thereto dated December 27, 2006; Twelfth Amendment thereto dated October 1, 2007; and Thirteenth Amendment thereto dated January 26, 2010 (collectively, the “Lease”), and desire to further amend the Lease to document an expansion of the Leased Premises, tenant improvement allowance, and certain other amendments more specifically set forth below. Capitalized terms used in this Fourteenth Amendment (this “Amendment”) shall have their meanings set forth in the Lease, unless otherwise set forth herein.

The parties hereby agree as follows:

1.    Confirmation of Leased Premises Area; Square Footage and Percentage of Building. The parties confirm that the usable square footage of the Leased Premises is 82,909 and the rentable square footage of the Leased Premises is 94,558, which constitutes 8.39450 percent of the total rentable square footage of the Building.

1.1    The parties further agree that, commencing on the later of June 1, 2012 or substantial completion of the Tenant Work pursuant to Section 4 herein, i.e. completed except for minor punch-list items that do not materially interfere with Lessee’s use and enjoyment of the Expansion Premises (the “Effective Date”), Lessee will acquire an additional 6,147 RSF comprised of Rooms 2216-2223, as depicted in Exhibit A attached hereto (the “Expansion Premises”).

1.2    Effective as of the Effective Date, the usable square footage of the Leased Premises shall be amended to 88,223 and the rentable square footage of the Leased Premises shall be amended to 100,705, which shall constitute 8.94021 percent of the total rentable square footage of the Building.

3.    Rent. On and after the Effective Date, Section 1.4 of the Lease is hereby amended as follows:

Period	RSF of Leased Premises	Annual Base Rental Rate per RSF of Leased Premises	Monthly Base Rent for Leased Premises	RSF of Expansion Premises	Annual Base Rent per RSF of Expansion Premises	Monthly Base Rent of Expansion Premises	Total Monthly Base Rent
06/01/2012 - 12/31/2012	94,558	$27.00	$212,755.00	6,147	$27.00	$13,830.75	$226,585.75
01/01/2013 - 12/31/2014	94,558	$28.00	$220,635.00	6,147	$28.00	$14,343.00	$234,978.00
01/01/2015 - 12/31/2017	94,558	$29.00	$228,515.00	6,147	$29.00	$14,855.25	$243,370.25

4.    Tenant Improvement Allowance.  Lessor will provide to Lessee a Tenant Improvement Allowance of up to
$19.54 ($35.00 / 120 months x 67 months) per rentable square foot of the Expansion Premises ($120,112) to be spent on permanent improvements to the Expansion Premises based upon mutually approved plans and specifications. Lessee and Lessor shall cooperate in the design, permitting and construction of the Tenant Work by responding to requests for information and taking such other action as may be required of either of them in connection with approving the plans and specifications and performing the Tenant

Improvement Work in a timely fashion. Final Contract Documents based upon the mutually approved plans and specifications must be delivered to Lessor by Lessee no later than March 1, 2012. If Final Contract Documents are not delivered to Lessor by March 1, 2012, The Effective Date shall be June 1, 2012.

4.1    The “Tenant Work,” as used herein, shall mean all construction work performed pursuant to and in accordance with the plans and specifications which have been approved by Lessor.  Lessee may request to perform additional work different from or in addition to the Tenant Work, except Lessee may not make any modifications to the Tenant Work without Lessor’s prior consent.

4.2    The “Tenant Improvement Costs,” as used herein, shall consist of all direct and indirect costs associated with the Tenant Work, including: (a) design, including, without limitation, the cost of preparing the plans and specifications, permitting, demolition and preparation work, (b) “hard” and “soft” construction costs, including, without limitation, general contractor’s general conditions, overhead and profit, and taxes, (c) the cost of any changes to the plans and specifications required by any applicable governmental authority, and, (d) inspection and approval fees.

5.    Broker Fee. Lessee shall defend, indemnify, and hold Lessor harmless from all claims and liabilities or expenses arising from agreements or other arrangements made by or on behalf of Lessee with any brokers, finders or other persons except Lessor shall pay a fee equal to $5.58/RSF of the 6,147 RSF Expansion Premises to Washington Partners, Inc. upon the full execution of this Amendment.

6.     Temporary Space. Effective January 20, 2012 (the "Temporary Space Commencement Date"), Lessor
shall allow Lessee to occupy a portion of Suite 4500 comprised of approximately 5,000 RSF on the 45th Floor of
Two Union Square (the "Temporary Space") as depicted in Exhibit C attached hereto. Lessee shall pay Lessor a
Monthly Base Rent of $4,583.00 effective on and after the Temporary Space Commencement Date and terminating on the Effective Date for the Expansion Premises. In no event shall Lessee occupy the Temporary Premises beyond
May 31, 2012. Lessee understands that Lessor may be performing tenant improvement work for an adjacent tenant in a portion of the Temporary Premises as depicted in Exhibit C attached hereto and permits such work to occur.
Lessor shall use reasonable efforts to avoid disruption of Lessee's business operations during normal business hours while performing such construction.

7.    Parking. Section 30 “Parking” shall remain as written except Lessor shall provide Lessee with four (4) additional parking permits for a total of sixty-three (63) parking permits.

8.    Full Force and Effect. Except as modified herein, the Lease remains unmodified and in full force and effect.

9.    Counterparts. This Amendment may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement.

[Signatures on Following Page]

DATED as of the Date of this Amendment first above set forth.

Lessee: HOMESTREET, iNC. a Washington corporation By Title: Date:
Lessor:

UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company

By: Washington Real Estate Holdings, LLC, a Washington limited liability company, its Manager

By
     Mark Barbieri- Executive Vice
     President

Date:

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that Mark Barbieri is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Executive Vice President of Washington Real Estate Holdings, LLC, a Washington limited liability company, the Manager of UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2012.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that ___________________________ is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the ___________________of HOMESTREET, INC., a Washington corporation, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2012.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

FIFTEENTH AMENDMENT TO
LEASE

Lessor:        UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:        HOMESTREET, INC.

Leased Premises:    Commonly referred to as Suite 2000, consisting of an agreed 100,705 rentable square feet (“RSF”) of space in the Two Union Square Building (the “Building”), as more particularly described in the Lease.

Date of this Amendment:    May 24, 2012

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended by a First Amendment thereto dated August 25, 1992; Second Amendment thereto dated May 6, 1998; Third Amendment thereto dated June 17, 1998; Fourth Amendment thereto dated February 15, 2000; Fifth Amendment thereto dated July 30, 2001; Sixth Amendment thereto dated March 5, 2002; Seventh Amendment thereto dated May 19, 2004; Eighth Amendment thereto dated August 31, 2004, Ninth Amendment thereto dated April 19, 2006; Tenth Amendment thereto dated July 20, 2006; Eleventh Amendment thereto dated December 27, 2006; Twelfth Amendment thereto dated October 1, 2007; Thirteenth Amendment thereto dated January 26, 2010; Fourteenth Amendment thereto dated January 19, 2012 (collectively, the “Lease”), and desire to further amend the Lease to document an expansion of the Leased Premises, tenant improvement allowance, and certain other amendments more specifically set forth below. Capitalized terms used in this Fifteenth Amendment (this “Amendment”) shall have their meanings set forth in the Lease, unless otherwise set forth herein.

The parties hereby agree as follows:

1.    Confirmation of Leased Premises Area; Square Footage and Percentage of Building. The parties confirm that the usable square footage of the Leased Premises is 88,223 and the rentable square footage of the Leased Premises is 100,705, which constitutes 8.94021 percent of the total rentable square footage of the Building.

1.1    The parties further agree that the following spaces will be added to the Leased Premises:

a.    Expansion Premises #1 - Commencing on June 1, 2012 (the “Commencement Date #1”), Lessee will acquire an additional 2,993 RSF comprised of Rooms 1706-1712, as depicted in Exhibit A attached hereto shaded in blue (the “Expansion Premises #1”). Effective as of Commencement Date #1, the usable square footage of the Leased Premises shall be amended to 90,728 and the rentable square footage of the Leased Premises shall be amended to 103,698, which shall constitute 9.20591 percent of the total rentable square footage of the Building.

b.    Expansion Premises #2 - Commencing on the later of March 1, 2013 or substantial completion of the Tenant Work pursuant to Section 3 herein, i.e. completed except for minor punch-list items that do not materially interfere with Lessee’s use and enjoyment of the Expansion Premises #2 (the “Commencement Date #2”), Lessee will acquire an additional 1,891 RSF comprised of Rooms 1703-1705, as depicted in Exhibit A attached hereto shaded in red (the “Expansion Premises #2”). Effective as of Commencement Date #2, the usable square footage of the Leased Premises shall be amended to 92,311 and the rentable square footage of the Leased Premises shall be amended to 105,589, which shall constitute 9.37379 percent of the total rentable square footage of the Building.

2.    Rent. On and after the above commencement dates, Section 1.4 of the Lease is hereby amended as follows:

Period	Base Monthly Rent for Leased Premises	RSF of Expansion Premises #1	Annual Base Rent per RSF of Expansion Premises #1	Base Monthly Rent of Expansion Premises #1	RSF of Expansion Premises #2	Annual Base Rent per RSF of Expansion Premises #2	Base Monthly Rent of Expansion Premises #2	Total Base Monthly Rent
Commencement Date #1 06/01/2012 - 12/31/2012	$226,585.75	2,993	$27.00	$6,734.25	N/A	$27.00	$0.00	$233,320.00
01/01/2013 - 02/28/2013	$234,978.00	2,993	$28.00	$6,983.67	N/A	$28.00	$0.00	$241,961.67
Commencement Date #2 03/01/2013 - 12/31/2014	$234,978.00	2,993	$28.00	$6,983.67	1,891	$28.00	$4,412.33	$246,374.00
01/01/2015 - 12/31/2017	$243,370.25	2,993	$29.00	$7,233.08	1,891	$29.00	$4,569.92	$255,173.25

3.    Tenant Improvement Allowance. Lessor will provide to Lessee a Tenant Improvement Allowance as follows:

a.     Expansion Premises #1. Up to $19.54 ($35.00 / 120 months x 67 months) per rentable square foot of the Expansion Premises #1 ($58,483.22) to be spent on permanent improvements to the Expansion Premises #1and 2 based upon mutually approved plans and specifications. Lessee and Lessor shall cooperate in the design, permitting and construction of the Tenant Work by responding to requests for information and taking such other action as may be required of either party in connection with approving the plans and specifications and performing the Tenant Work in a timely fashion.

b.    Expansion Premises #2. Up to $16.92 ($35.00 / 120 months x 58 months) per rentable square foot of the Expansion Premises #2 ($31,995.72) to be spent on permanent improvements to the Expansion Premises #1 and 2 based upon mutually approved plans and specifications. Lessee and Lessor shall cooperate in the design, permitting and construction of the Tenant Work by responding to requests for information and taking such other action as may be required of either party in connection with approving the plans and specifications and performing the Tenant Work in a timely fashion. Final Contact Documents based upon mutually approved plans and specifications must be delivered to Lessor by Lessee no later than December 1, 2012. If Final Contract Documents are not delivered to Lessor by December 1, 2012, the Commencement Date #2 shall be March 1, 2013.

4.    Parking. Section 30 “Parking”, as amended by the Fourteenth Amendment, shall remain as written except Lessor shall provide Lessee with two (2) additional parking permits effective on the Commencement Date #1; and one (1) additional parking permit effective on the Commencement Date #2 for a grand total of sixty-six (66) parking permits.

5.    Full Force and Effect. Except as modified herein, the Lease remains unmodified and in full force and effect.

6.    Counterparts. This Amendment may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement.

DATED as of the Date of this Amendment first above set forth.

[Signatures on the following page]

Lessee: HOMSTREET, INC. a Washington corporation By Title: Date:
Lessor:

UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company

By: Washington Real Estate Holdings, LLC, a Washington limited liability company, its Manager

By
     Mark Barbieri- Executive Vice
     President

Date:

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that Mark Barbieri is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Executive Vice President of Washington Real Estate Holdings, LLC, a Washington limited liability company, the Manager of UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2012.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that ___________________________ is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the ___________________of HOMESTREET, INC., a Washington corporation, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2012.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

SIXTEENTH AMENDMENT TO
LEASE

Lessor:        UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:        HOMESTREET BANK

Leased Premises:    Commonly referred to as Suite 2000, consisting of an agreed 105,589 rentable square feet (“RSF”) of space in the Two Union Square Building (the “Building”), as more particularly described in the Lease.

Date of this Amendment:    September 12, 2012

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended by a First Amendment thereto dated August 25, 1992; Second Amendment thereto dated May 6, 1998; Third Amendment thereto dated June 17, 1998; Fourth Amendment thereto dated February 15, 2000; Fifth Amendment thereto dated July 30, 2001; Sixth Amendment thereto dated March 5, 2002; Seventh Amendment thereto dated May 19, 2004; Eighth Amendment thereto dated August 31, 2004, Ninth Amendment thereto dated April 19, 2006; Tenth Amendment thereto dated July 20, 2006; Eleventh Amendment thereto dated December 27, 2006; Twelfth Amendment thereto dated October 1, 2007; Thirteenth Amendment thereto dated January 26, 2010; Fourteenth Amendment thereto dated January 19, 2012; Fifteenth Amendment thereto dated May 24, 2012 (collectively, the “Lease”), and desire to further amend the Lease to document an expansion of the Leased Premises, tenant improvement allowance, and certain other amendments more specifically set forth below. Capitalized terms used in this Sixteenth Amendment (this “Amendment”) shall have their meanings set forth in the Lease, unless otherwise set forth herein.

The parties hereby agree as follows:

1.    Confirmation of Leased Premises Area and Square Footage. The parties confirm that, not including the 14th Floor Expansion Premises (as defined in this Amendment), the usable square footage of the Leased Premises is 92,311 and the rentable square footage of the Leased Premises is 105,589. The Lessor represents that this constitutes 9.37379 percent of the total rentable square footage of the Building.

1.1    The parties further agree that the following space will be added to the Leased Premises:

The premises located on the 14th Floor of Two Union Square consisting of an additional 9,761 RSF comprised of Rooms 1401- 1416 & 1437, as depicted in Exhibit A attached hereto (the “14th Floor Expansion Premises”). Lessor shall deliver the 14th Floor Expansion Premises to Lessee for commencement of the Tenant Work on October 1, 2012 (the Delivery Date). The Effective Date for the 14th Floor Expansion Premises shall be thirty-one (31) days after the Delivery Date. A portion of the 14th floor Expansion Premises may be delivered to Lessee prior to October 1, 2012, and in the event any portion of the 14th floor Expansion Premises are delivered prior to October 1, 2012, the Effective Date shall not be altered, however, Lessee agrees to comply with all terms and conditions of the Lease for the period of occupancy prior to the Effective Date with the exception of the payment of rent.

1.2    Effective as of the Delivery Date, the usable square footage of the Leased Premises shall be amended to 100,711 and the rentable square footage of the Leased Premises shall be amended to 115,350. Lessor represents that the amended Leased Premises shall constitute 10.24033 percent of the total rentable square footage of the Building.

2.    Rent. On and after the Effective Date, Section 1.4 of the Lease is hereby amended as follows:

Period	Base Monthly Rent for Leased Premises	Annual Base Rent per RSF of Expansion Premises	RSF of Expansion Premises	Base Monthly Rent of Expansion Premises	Total Base Monthly Rent
10/01/2012 - 10/31/2012	$233,320.00	Gratis	9,761	Gratis	$233,320.00
11/01/2012 - 12/31/2012	$233,320.00	$27.00	9,761	$21,962.25	$255,282.25
01/01/2013 - 02/28/2013	$241,961.67	$28.00	9,761	$22,775.67	$264,737.34
03/01/2013 - 12/31/2014	$246,374.00	$28.00	9,761	$22,775.67	$269,149.67
01/01/2015 - 12/31/2017	$255,173.25	$29.00	9,761	$23,589.08	$278,762.33

3.    Tenant Improvement Allowance.  Lessor agrees to provide a Tenant Improvement Allowance of up to $18.08 ($35.00 x 62/120) per rentable square foot of the 14th Floor Expansion Premises ($176,479) to be spent on permanent improvements to the Leased Premises based upon mutually approved plans and specifications or be added to the Remaining Unapplied Allowance.. Notwithstanding the foregoing, a portion of the Tenant Improvement Allowance for the 14th Floor Expansion Premises equaling $14,526.00 will be deducted from the Tenant Improvement Allowance as consideration for Lessee’s acquisition of the furniture currently located in the 14th Floor Expansion Premises further described in Section 4 below, resulting in a total remaining Tenant Improvement Allowance $161,953.00 for the Tenant Work. Lessee and Lessor shall cooperate in the design, permitting and construction of the Tenant Work by responding to requests for information and taking such other action as may be required of either of them in connection with approving the plans and specifications and performing the Tenant Improvement Work in a timely fashion. Lessor and Lessee agree that the Remaining Unapplied Allowance of $432,002.82, plus the remaining Tenant Improvement Allowance net of furniture acquisition costs, is $593,955.82.

3.1    The “Tenant Work,” as used herein, shall mean all construction work performed pursuant to and in accordance with the plans and specifications which have been approved by Lessor.  Lessee may request to perform additional work different from or in addition to the Tenant Work, except Lessee may not make any modifications to the Tenant Work without Lessor’s prior written consent.

3.2    The “Tenant Improvement Costs,” as used herein, shall consist of all direct and indirect costs associated with the Tenant Work, including: (a) design, including, without limitation, the cost of preparing the plans and specifications, permitting, demolition and preparation work, (b) “hard” and “soft” construction costs, including, without limitation, all amounts payable to general contractor under Lessor’s contract with general contractor,, (c) the cost of any changes to the plans and specifications required by any applicable governmental authority, and, (d) inspection and approval fees.

3.3    Any and all Tenant Improvement Costs in excess of the Tenant Improvement Allowance shall be Lessee’s responsibility and, if performed by Lessor, shall be paid upon demand to Lessor, or upon Lessee’s election, may be paid for out of the current Remaining Unapplied Allowance. Lessor and Lessee agree that the Remaining Unapplied Allowance as of August 2012 is $614,166.07 and that Lessee currently has a tenant improvement project on the 22nd floor which has not been closed out with an estimated cost of $182,163.25 which would bring the Remaining Unapplied Allowance, not including the Tenant Improvement Allowance added pursuant to this Amendment, to an estimated $432,002.82 as depicted in Exhibit B attached hereto.

4.    Furniture. Lessor and Lessee acknowledge the 14th Floor Expansion Premises are currently demised into two separate spaces identified as Suite 1400 and Suite 1416. The furniture to be aquired by Lessee as described in Section 3.1 above shall consist of all furniture in Suite 1400 and only the file cabinets and appliances in Suite 1416. All other furniture in Suite 1416 including the soda machine shall be removed from Suite 1416 on or before the Delivery Date at Lessor’s sole cost and expense.

5.    Parking. Section 30 “Parking”, as amended by the Fifteenth Amendment, shall remain as written except that, as of the Delivery Date, Lessor shall provide Lessee with seven (7) additional parking permits for a total of seventy-three (73) parking permits.

6.    Broker Fee. Lessee shall defend, indemnify, and hold Lessor harmless from all claims and liabilities or expenses arising from agreements or other arrangements made by or on behalf of Lessee with any brokers, finders or other persons except Lessor shall pay a fee equal to $36,603.75 to Jones Lang LaSalle upon the full execution of this Amendment.

7.    Full Force and Effect. Except as modified herein, the Lease remains unmodified and in full force and effect.

8.    Counterparts. This Amendment may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement.

DATED as of the Date of this Amendment first above set forth.

Lessee: HOMESTREET BANK, a Washington state-chartered savings bank By Title: Date:
Lessor:

UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company

By: Washington Real Estate Holdings, LLC, a Washington limited liability company, its Manager

By
     Mark Barbieri- Executive Vice
     President

Date:

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that Mark Barbieri is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Executive Vice President of Washington Real Estate Holdings, LLC, a Washington limited liability company, the Manager of UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2012.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that ___________________________ is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the ___________________of HOMESTREET BANK, a Washington state-

chartered savings bank, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2012.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

4
5
6
7
8
9
10
11
12
13
14
15
16
14th Floor Expansion Premises
4
16
3
17
2
18
1
19
37
20
36
21
35
22
34
23
33
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 14

HomeStreet / USLLC
Office Lease – Two Union Square

EXHIBIT A

4 5 6 7 8 9 10 11 12 13 14 15 16
HomeStreet Leased Premises
4
3
2
1
37
36
35
34
33
16
17
18
19
20
21
22
23
23
33 32 31 30 29 28 27 26 25 24
Two Union Square
Floor 17

HomeStreet / USLLC
Office Lease – Two Union Square

EXHIBIT A

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
16
3
17
2
18
1
19
37
20
36
21
35
22
34
23
33
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 18

HomeStreet / USLLC
Office Lease – Two Union Square

EXHIBIT A

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
16
3
17
2
18
1
19
37
20
36
21
35
22
34
23
33
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 19

HomeStreet / USLLC
Office Lease – Two Union Square

EXHIBIT A

4 5 6 7 8 9 10 11 12 13 14 15 16
HomeStreet Leased Premises
4
16
3
2
1
37
36
35
34
33
17
18
19
20
21
22
23
23
33 32 31 30 29 28 27 26 25 24
Two Union Square
Floor 20

HomeStreet / USLLC
Office Lease – Two Union Square

EXHIBIT A

4 5 6 7 8 9 10 11 12 13 14 15 16
HomeStreet Leased Premises
4
16
3
17
2
18
1
19
37
20
36
21
35
22
34
23
33
23
33 32 31 30 29 28 27 26 25 24
Two Union Square
Floor 21

HomeStree.. [illegible]
Office Lease – Two Union Square

EXHIBIT A

HomeStreet / USLLC
Office Lease – Two Union Square

EXHIBIT A

0222
0208
0220
HomeStreet
Leased Premises
0219
0224 A
0224 B

HomeStreet / USLLC
Office Lease – Two Union Square

EXHIBIT A

Homestreet Bank
Tenant Improvement Summary

Lease Activity Description	Date Commence	TI Allowance	USF	RSF	Allowance	Comments
7th Amend - Renew from 12/31/07 - 12/31/17	1/1/2008	15.00	94,160	106,014	1,590,210.00	TI allow on RSF, or to the extent Lessee has elected to reduce its Leased Premises
8th Amend - reduce Third Level Plaza	9/30/2004	15.00	(3,185)	(2,470)	(37,050.00)	Downsize only, no TI allowance. ADJUST $15/rsf
9th/10th Amend - Expand on 17th Flr	09/01/06	35.00	862	1,029	36,015.00	Expand on 17, this sq ft does not affect $15 TI
12th Amend - Expand on 17th Flr	10/01/08	35.00	7,051	8,420	294,700.00	Expand on 17, this sq ft does not affect $15 TI
11th Amend - downsize 7th Flr	1/1/2008	15.00	(15,979)	(18,435)	(276,525.00)	Downsize only, no TI allowance. ADJUST $15/rsf
14th Amend - Expand 22nd Flr	6/1/2012	19.54	6,147	6,147	120,112.00	Expand on 22 with TI Allow of $19.54/rsf
15th Amend - Expand 17th Flr	6/1/2012	19.54	2,505	2,993	58,483.00	Expand on 17 with TI Allow of $19.54/rsf
15th Amend - Expand 17th Flr	3/1/2013	16.92	1,583	1,891	31,996.00	Expand on 17 with TI Allow of $16.92/rsf
Total Tenant Improvement Allowance			93,144	105,589	1,817,941.00	

Tenant Improvement Costs

07/2007 - Reimbursement to Homestreet	st721803	181,757.77	
Purchase Furniture from the 30th floor	st721803	17,000.00	
Qtr 1 2009 - Branch Remodel	st721803	89,728.50	
Qtr 4 2009 - 17th Floor		9,875.92	
Qtr 1 2010 - Branch Signage		10,973.03	
Qtr 1 2010 - ATM Lighting (estimated)		*1,000.00*	
Qtr 3 2010 - 17th Floor Server Room		20,848.95	
Jan - March 2010 Rent Credits	st722004	625,348.89	
Q1 2011 - 21st Floor TUS	st722114	14,075.69	closed june 2011
Q1 2011 - 21st Floor TUS	st722115	109,976.40	closed Dec 2011
Q4 2011 - 18th Flr TUS	st721804	79,057.96	closed Dec 2011
Q1 2012 - 17th Flr TUS	st721730	44,131.82	Close Mar 2012
Q2 2012 - 22nd Flr TUS	st722212	*182,163.25*	*current job budget plus change orders*
		1,385,938.18	
Remaining Funds available as of	**5/10/2012**	**432,002.82**	

EXHIBIT B

SEVENTEENTH AMENDMENT TO
LEASE

Lessor:        UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:        HOMESTREET BANK

Leased Premises:    Commonly referred to as Suite 2000, consisting of an agreed 115,350 rentable square feet (“RSF”) of space in the Two Union Square Building (the “Building”), as more particularly described in the Lease.

Date of this Amendment:    November 8, 2012

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended by a First Amendment thereto dated August 25, 1992; Second Amendment thereto dated May 6, 1998; Third Amendment thereto dated June 17, 1998; Fourth Amendment thereto dated February 15, 2000; Fifth Amendment thereto dated July 30, 2001; Sixth Amendment thereto dated March 5, 2002; Seventh Amendment thereto dated May 19, 2004; Eighth Amendment thereto dated August 31, 2004, Ninth Amendment thereto dated April 19, 2006; Tenth Amendment thereto dated July 20, 2006; Eleventh Amendment thereto dated December 27, 2006; Twelfth Amendment thereto dated October 1, 2007; Thirteenth Amendment thereto dated January 26, 2010; Fourteenth Amendment thereto dated January 19, 2012; Fifteenth Amendment thereto dated May 24, 2012; Sixteenth Amendment thereto dated September 12, 2012 (collectively, the “Lease”), and desire to further amend the Lease to document an expansion of the Leased Premises to the 11th Floor and a slight reduction of the Leased Premises on the 2nd Floor, and certain other amendments more specifically set forth below. Capitalized terms used in this Seventeenth Amendment (this “Amendment”) shall have their meanings set forth in the Lease, unless otherwise set forth herein.

The parties hereby agree as follows:

1.    Confirmation of Leased Premises Area and Square Footage. The parties confirm that, not including the 11th Floor Expansion Premises or reduction of space on the 2nd Floor Premises (as defined in this Amendment), the usable square footage of the Leased Premises is 100,700 and the rentable square footage of the Leased Premises is 115,350. The Lessor represents that this constitutes 10.24033 percent of the total rentable square footage of the Building.

1.1    The parties further agree that the following space will be added to the Leased Premises:

The premises located on the 11th Floor of Two Union Square consisting of an additional 9,550 RSF comprised of Rooms 1116 - 1131 and a portion of 1115 as depicted in Exhibit A attached hereto (the “11th Floor Expansion Premises”). Lessor shall deliver the 11th Floor Expansion Premises to Lessee for commencement of the Tenant Work on December 1, 2012 (the Delivery Date). The Effective Date for the 11th Floor Expansion Premises shall be March 1, 2013 (the “Effective Date #1”).

1.2    Effective as of the Delivery Date, the usable square footage of the Leased Premises shall be amended to 108,878 and the rentable square footage of the Leased Premises shall be amended to 124,900. Lessor represents that, as of the Delivery Date, the amended Leased Premises shall constitute 11.08815 percent of the total rentable square footage of the Building.

1.3    The parties further agree that the following space on the second floor of the Building will be removed from the Leased Premises:

Effective January 1, 2013 (the “Effective Date #2”) the Leased Premises shall be reduced by five rentable square feet in order to accommodate a pay station Lessor is installing at Lessor’s sole expense as depicted in Exhibit B attached hereto.

1.4    Effective as of the Effective Date #2, the usable square footage of the Leased Premises shall be amended to 108,873 and the rentable square footage of the Leased Premises shall be amended to 124,895. Lessor represents that the amended Leased Premises shall constitute 11.08770 percent of the total rentable square footage of the Building.

2.    Rent. On and after the Effective Dates, Section 1.4 of the Lease is hereby amended as follows:

Period	Base Monthly Rent for Leased Premises	Reduced RSF of 2nd FL Premises	Annual Base Rent per RSF	Reduced Base Monthly Rent	RSF of 11th FL Exp. Premises	Annual Base Rent per RSF of 11th FL Exp. Premises	Base Monthly Rent of 11th FL Exp. Premises	Total Base Monthly Rent
12/01/2012 - 12/31/2012	$255,282.25	N/A	N/A	N/A	9,550	Gratis	Gratis	$255,282.25
01/01/2013 - 02/28/2013	$264,737.34	-5	$28.00	($11.67)	9,550	Gratis	Gratis	$264,725.67
03/01/2013 - 12/31/2014	$269,149.67	-5	$28.00	($11.67)	9,550	$28.00	$22,283.33	$291,421.33
01/01/2015 - 12/31/2017	$278,762.33	-5	$29.00	($12.08)	9,550	$29.00	$23,079.17	$301,829.42

3.    Tenant Improvement Allowance.  Lessor agrees to provide a Tenant Improvement Allowance of up to $16.92 ($35.00 x 58/120) per rentable square foot of the 11th Floor Expansion Premises ($161,586) to be spent on permanent improvements to the Leased Premises based upon mutually approved plans and specifications or to be added to the Remaining Unapplied Allowance. Lessee and Lessor shall cooperate in the design, permitting and construction of the Tenant Work by responding to requests for information and taking such other action as may be required of either of them in connection with approving the plans and specifications and performing the Tenant Improvement Work in a timely fashion and in accordance with the terms of the Lease.

3.1    The “Tenant Work,” as used herein, shall mean all construction work performed pursuant to and in accordance with the plans and specifications which have been approved by Lessor.  Lessee may request to perform additional work different from or in addition to the Tenant Work, except Lessee may not make any modifications to the Tenant Work without Lessor’s prior written consent.

3.2    The “Tenant Improvement Costs,” as used herein, shall consist of all direct and indirect costs associated with the Tenant Work, including: (a) design, including, without limitation, the cost of preparing the plans and specifications, permitting, demolition and preparation work, (b) “hard” and “soft” construction costs, including, without limitation, amounts payable to general contractor under Lessor’s contract with general contractor, (c) the cost of any changes to the plans and specifications required by any applicable governmental authority, and, (d) inspection and approval fees.

3.3    Any and all Tenant Improvement Costs in excess of the Tenant Improvement Allowance shall be Lessee’s responsibility and, if performed by Lessor, shall be paid upon demand to Lessor, or upon Lessee’s election, may be paid for out of the current Remaining Unapplied Allowance.

4.    Parking. Section 30 “Parking”, as amended by the Sixteenth Amendment, shall remain as written except that, as of the Delivery Date, Lessor shall provide Lessee with six (6) additional parking permits for a total of seventy-nine (79) parking permits.

5.    Broker Fee. Lessee shall defend, indemnify, and hold Lessor harmless from all claims and liabilities or expenses arising from agreements or other arrangements between Lessee and any other broker, finder or other person relating to the negotiation of this Amendment. Lessor shall pay a fee equal to $46,158.33 to Jones Lang LaSalle upon the full execution of this Amendment.

6.    Contingency. Lessor and Lessee acknowledge and agree that the Delivery Date and Effective Date #1 for the 11th Floor Expansion Premises are contingent upon Kibble and Prentice relinquishing said premises on or before November 30, 2012, and every day of delay of the Delivery Date beyond December 1, 2012 shall result in a commensurate delay in Effective Date #1and no rent shall be due on the 11th Floor Expansion Premises during the duration of said delay.

7.    Full Force and Effect. Except as modified herein, the Lease remains unmodified and in full force and effect.

8.    Counterparts. This Amendment may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement.

DATED as of the Date of this Amendment first above set forth.

Lessee: HOMESTREET BANK, a Washington state-chartered savings bank By Title: Date:
Lessor:

UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company

By: Washington Real Estate Holdings, LLC, a Washington limited liability company, its Manager

By
     Mark Barbieri- Executive Vice
     President

Date:

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that Mark Barbieri is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Executive Vice President of Washington Real Estate Holdings, LLC, a Washington limited liability company, the Manager of UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 201__.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that ___________________________ is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the ___________________of HOMESTREET BANK, a Washington state-chartered savings bank, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 201__.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

0222
0208
0220
HomeStreet
Leased Premises
0219
0224 A
0224 B

HomeStreet / USLLC
Seventeenth Amendment

EXHIBIT A

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
3
2
1
37
36
35
34
33
16
17
18
19
20
21
22
23
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 14

EXHIBIT A

HomeStreet / USLLC
Seventeenth Amendment

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
16
3
17
2
18
1
19
37
20
36
21
35
22
34
23
33
33
32
31
30
29
28
27
26
25
24
23
Two Union Square
Floor 17

EXHIBIT A

HomeStreet / USLLC
Seventeenth Amendment

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
16
3
17
2
18
1
19
37
20
36
21
35
22
34
23
33
33
23
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 19

EXHIBIT A

HomeStreet / USLLC
Seventeenth Amendment

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
16
3
2
1
37
36
35
34
33
17
18
19
20
21
22
23
33
32
31
30
29
28
27
26
25
24
23
Two Union Square
Floor 20

HomeStreet / USLLC
Seventeenth Amendment

EXHIBIT A

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
3
2
1
37
36
35
34
33
16
17
18
19
20
21
22
23
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 21

EXHIBIT A

HomeStree… [illegible]
Seventeenth Amendment

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased
Premises
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
1
2
3
Two Union Square
Floor 22

EXHIBIT A

HomeStreet / USLLC
Seventeenth Amendment

EXISTING RATED PARTITION TO REMAIN
OPENING TO START AT EDGE OF RATED PARTITION TO REMAIN
FULL HIEGHT ALUMINUM CLAD ACCESS DOOR WITH OPENINGS TO OPERATE PAYSTATION
1'-11 1/2"
NEW FULL HEIGHT ACOUSTIC INSULATED PARTITION
SK-2
DEMO PORTION OF EXISTING PARTITION
DATAPARK DP7001M MINI PAY STATION
NEW CABINET PER DETAILS AND ELEVATION

Project no: 12-101-00	Location: ONE UNION SQUARE	Issued to: AARON BLANKERS	Date: 09/19/12
weaver ARCHITECTS 1411 Fourth Avenue Suite 810 Seattle, WA 98101 p. 206.262.9622 www.weaverarch.com		Scale: 1/4" = 1'-0"	Sketch No. SK-01
		Title: HOME STREET BANK REPLACEMENT CABINET	Drawing Notes: THIS PLAN IS INTENDED FOR SPACE PLANNING PURPOSES ONLY. THIS IS NOT TO BE USED TO GENERATE PRICING OR PRELIMINARY BUDGET WITHOUT A WORKLETTER ATTACHMENT BY WEAVER ARCHITECTS.

EXHIBIT B

NEW GYPSUM BOARD SOFFIT WITH OFF–WHITE PAINT FINISH TO MATCH EXISTING ADJACENT FINISH
3/4" TYP.
WOOD VENEER FINISHED EDGE TO MATCH EXISTING SUITE STANDARD
4" STAINLESS STEEL WIRE PULLS TO MATCH EXISTING SUITE STANDARD
WOOD VENEER ON PLYWOOD CONSTRUCTION, WOOD VENEER FINISH TO MATCH EXISTING SUITE STANDARD
4" RUBBER BASE TO MATCH EXISTING SUITE STANDARD PROFILE AND COLOR
7'–0"
6'–7 1/4"
3/4"
4"
EQ.
EQ.
4'–0"
SK–3

Project no: 12-101-00	Location: ONE UNION SQUARE	Issued to: AARON BLANKERS	Date: 09/19/12
weaver ARCHITECTS 1411 Fourth Avenue Suite 810 Seattle, WA 98101 p. 206.262.9622 www.weaverarch.com		Scale: 1/4" = 1'-0"	Sketch No. SK-02
		Title: HOME STREET BANK REPLACEMENT CABINET	Drawing Notes: THIS PLAN IS INTENDED FOR SPACE PLANNING PURPOSES ONLY. THIS IS NOT TO BE USED TO GENERATE PRICING OR PRELIMINARY BUDGET WITHOUT A WORKLETTER ATTACHMENT BY WEAVER ARCHITECTS.

EXHIBIT B

NEW GYPSUM BOARD SOFFIT
WHITE MELAMINE CABINET INTERIOR FOR ALL SURFACES NOT EXPOSED TO VIEW FROM EXTERIOR
ADJUSTABLE SHELVES W/ WHITE MELAMINE FINISH
CABINET DOOR ON CONCEALED HINGES WITH WOOD VENEER FINISH TO MATCH EXISTING SUITE STANDARD
4" STAINLESS STEEL WIRE PULLS TO MATCH EXISTING SUITE STANDARD
3'–0"
4" RUBBER BASE TO MATCH EXISTING SUITE STANDARD PROFILE AND COLOR
EXISTING FINISH FLOOR LINE
4"
3"

Project no: 12-101-00	Location: ONE UNION SQUARE	Issued to: AARON BLANKERS	Date: 09/19/12
		Scale: 1" = 1'-0"	Sketch No. SK-03

weaver ARCHITECTS
1411 Fourth Avenue
Suite 810
Seattle, WA 98101
p. 206.262.9622
www.weaverarch.com

Title:

HOME STREET BANK REPLACEMENT CABINET

Drawing Notes:

THIS PLAN IS INTENDED FOR SPACE PLANNING PURPOSES ONLY. THIS IS NOT TO BE USED TO GENERATE PRICING OR PRELIMINARY BUDGET WITHOUT A WORKLETTER ATTACHMENT BY WEAVER ARCHITECTS

EXHIBIT B

EIGHTEENTH AMENDMENT TO
LEASE

Lessor:        UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:        HOMESTREET BANK

Leased Premises:    Commonly referred to as Suite 2000, consisting of an agreed 124,895 rentable square feet (“RSF”) of space in the Two Union Square Building (the “Building”), as more particularly described in the Lease.

Date of this Amendment:    May 3, 2013

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended by a First Amendment thereto dated August 25, 1992; Second Amendment thereto dated May 6, 1998; Third Amendment thereto dated June 17, 1998; Fourth Amendment thereto dated February 15, 2000; Fifth Amendment thereto dated July 30, 2001; Sixth Amendment thereto dated March 5, 2002; Seventh Amendment thereto dated May 19, 2004; Eighth Amendment thereto dated August 31, 2004, Ninth Amendment thereto dated April 19, 2006; Tenth Amendment thereto dated July 20, 2006; Eleventh Amendment thereto dated December 27, 2006; Twelfth Amendment thereto dated October 1, 2007; Thirteenth Amendment thereto dated January 26, 2010; Fourteenth Amendment thereto dated January 19, 2012; Fifteenth Amendment thereto dated May 24, 2012; Sixteenth Amendment thereto dated September 12, 2012; Seventeenth Amendment thereto dated November 8, 2012 (collectively, the “Lease”), and desire to further amend the Lease to document an expansion of the Leased Premises on the 8th Floor, and certain other amendments more specifically set forth below. Capitalized terms used in this Eighteenth Amendment (this “Amendment”) shall have their meanings set forth in the Lease, unless otherwise set forth herein.

The parties hereby agree as follows:

1.    Confirmation of Leased Premises Area and Square Footage. The parties confirm that, not including the 8th Floor Expansion Premises (as defined in this Amendment), the usable square footage of the Leased Premises is 108,873 and the rentable square footage of the Leased Premises is 124,895. The Lessor represents that this constitutes 11.08770 percent of the total rentable square footage of the Building.

1.1    The parties further agree that the following space will be added to the Leased Premises:

Commencing on the earlier of October 1, 2013 or substantial completion of the Tenant Work pursuant to Section 3 herein, i.e. completed except for minor punch-list items that do not materially interfere with Lessee’s use and enjoyment of the 8th Floor Expansion Premises (the “8th Floor Expansion Premises Commencement Date”), Lessee will acquire an additional 5,138 RSF comprised of Rooms 817 - 823 and a portion of 814, 815 & 816, as depicted in Exhibit A attached hereto shaded in red (the “8th Floor Expansion Premises”). After the Commencement Date has occurred, Lessee agrees to execute a certificate confirming the date on which possession of the 8th Floor Expansion Premises was delivered to Lessee with the Tenant Improvement Work described hereinbelow substantially completed, in the form of the certificate attached hereto as Exhibit C, which certificate shall also be executed by Lessor.

1.2    Effective as of the 8th Floor Expansion Premises Commencement Date, the usable square footage of the Leased Premises shall be amended to 113,105 and the rentable square footage of the Leased Premises shall be amended to 130,033. Lessor represents that the amended Leased Premises shall constitute 11.54384 percent of the total rentable square footage of the Building.

2.    Rent. On and after the 8th Floor Expansion Premises Commencement Date, Section 1.4 of the Lease is hereby amended as follows:

Period	Base Monthly Rent for Leased Premises	Annual Base Rent per RSF of Expansion Premises	RSF of Expansion Premises	Base Monthly Rent of Expansion Premises	Total Base Monthly Rent
8th Floor Premises Commencement Date - 12/31/2014	$291,421.33	$28.00	5,138	$11,988.67	$303,410.00
01/01/2015 - 12/31/2017	$301,829.42	$29.00	5,138	$12,416.83	$314,246.25

3.    Tenant Improvement Allowance.  Lessor agrees to provide a Tenant Improvement Allowance based upon the ratio of $35.00 per rentable square foot of the 8th Floor Expansion Premises divided by 120 months times the number of months in the remaining term from the 8th Floor Expansion Premises Commencement Date. For example: if the commencement date is October 1, 2013, then the Tenant Improvement Allowance shall be $35.00 x 51 /120 or $14.88/rsf ($76,453.44). The aforementioned Tenant Improvement Allowance shall be spent on permanent improvements to the Leased Premises based upon mutually approved plans and specifications or be added to the Remaining Unapplied Allowance. Lessee and Lessor shall cooperate in the design, permitting and construction of the Tenant Work by responding to requests for information and taking such other action as may be required of either of them in connection with approving the plans and specifications and performing the Tenant Improvement Work in a timely fashion.

3.1    The “Tenant Work,” as used herein, shall mean all construction work performed pursuant to and in accordance with the plans and specifications which have been approved by Lessor.  Lessee may request to perform additional work different from or in addition to the Tenant Work, except Lessee may not make any modifications to the Tenant Work without Lessor’s prior written consent.

3.2    The “Tenant Improvement Costs,” as used herein, shall consist of all direct and indirect costs associated with the Tenant Work, including: (a) design, including, without limitation, the cost of preparing the plans and specifications, permitting, demolition and preparation work, (b) “hard” and “soft” construction costs, including, without limitation, all amounts payable to general contractor under Lessor’s contract with general contractor, (c) the cost of any changes to the plans and specifications required by any applicable governmental authority, and, (d) inspection and approval fees.

3.3    Any and all Tenant Improvement Costs in excess of the Tenant Improvement Allowance shall be Lessee’s responsibility and, if performed by Lessor, shall be paid upon demand to Lessor, or upon Lessee’s election, may be paid for out of the current Remaining Unapplied Allowance. Lessor and Lessee agree that the Remaining Unapplied Allowance as of April 2013 is estimated to be $309,953.40 not including the Tenant Improvement Allowance added pursuant to this Amendment and that Lessee currently has tenant improvement projects underway which have not been closed out and which contain estimated costs as depicted in Exhibit B attached hereto.

4.    Broker Fee. Lessee shall defend, indemnify, and hold Lessor harmless from all claims and liabilities or expenses arising from agreements or other arrangements between Lessee and any other broker, finder or other person relating to the negotiation of this Amendment. Upon documentation of the 8th Floor Expansion Premises Commencement Date, Lessor shall pay a fee equal to $1 per rsf /year of term from the 8th Floor Expansion Premises Commencement Date to December 31, 2017 to Jones Lang LaSalle.

5.    Parking. Section 30 “Parking”, as amended by the Seventeenth Amendment, shall remain as written except that, as of the 8th Floor Expansion Premises Commencement Date, Lessor shall provide Lessee with three (3) additional parking permits for a total of eighty-two (82) parking permits.

6.    Full Force and Effect. Except as modified herein, the Lease remains unmodified and in full force and effect.

7.    Counterparts. This Amendment may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement.

DATED as of the Date of this Amendment first above set forth.

Lessee: HOMESTREET BANK, a Washington state-chartered savings bank By Title: Date:
Lessor:

UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company

By: Washington Real Estate Holdings, LLC, a Washington limited liability company, its Manager

By
     Mark Barbieri- Executive Vice
     President

Date:

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that Mark Barbieri is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Executive Vice President of Washington Real Estate Holdings, LLC, a Washington limited liability company, the Manager of UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2013.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that ___________________________ is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the ___________________of HOMESTREET BANK, a Washington state-chartered savings bank, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2013.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

EXHIBIT A
FLOOR PLANS DEPICTING THE LEASED PREMISES
(insert here)

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet
Expansion Premises
17
18
19
20
21
22
23
3
2
1
37
36
35
34
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 8

HomeStreet / USLLC
Eighteenth Amendment

EXHIBIT A

4 5 6 7 8 9 10 11 12 13 14 15 16
HomeStreet Leased Premises
16 17 18 19 20 21 22 23
4 3 2 1 37 36 35 34 33
33 32 31 30 29 28 27 26 25 24
23
Two Union Square
Floor 11

HomeStreet / USLLC
Eighteenth Amendment

EXHIBIT A

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
3
2
1
37
36
35
34
33
16
17
18
19
20
21
22
23
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 14

HomeStreet / USLLC
Eighteenth Amendment

EXHIBIT A

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
16
3
2
1
37
36
35
34
17
18
19
20
21
22
23
33
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 19

HomeStreet / USLLC
Eighteenth Amendment

EXHIBIT A

HomeStreet Leased Premises
4
5
6
7
8
9
10
11
12
13
14
15
16
3
2
1
37
36
35
34
33
17
18
19
20
21
22
23
32
31
30
29
28
27
26
25
24

Two Union Square

Floor 21

EXHIBIT A

HomeStree... [illegible]
Eighteenth Amendment

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
16
17
18
19
20
21
22
23
3
2
1
37
36
35
34
33
33
32
31
30
29
28
27
26
25
24
23
Two Union Square
Floor 22

HomeStreet / USLLC
Eighteenth Amendment

EXHIBIT A

0222
0208
0220
HomeStreet
Leased Premises
0219
0224 A
0224 B

HomeStreet / USLLC
Eighteenth Amendment

EXHIBIT A

Exhibit B
HomeStreet Bank
Tenant Improvement Summary

Lease Activity Description	Date Commence	TI Allowance	USF	RSF	Allowance	Comments
7th Amend - Renew from 12/31/07 - 12/31/17	1/1/2008	15.00	94,160	106,014	1,590,210.00	TI allow on RSF, or to the extent Lessee has elected to reduce its Leased Premises
8th Amend - reduce Third Level Plaza	9/30/2004	15.00	(3,185)	(2,470)	(37,050.00)	Downsize only, no TI allowance. ADJUST $15/rsf
9th/10th Amend - Expand on 17th Flr	09/01/06	35.00	862	1,029	36,015.00	Expand on 17, this sq ft does not affect $15 TI
12th Amend - Expand on 17th Flr	10/01/08	35.00	7,051	8,420	294,700.00	Expand on 17, this sq ft does not affect $15 TI
11th Amend - downsize 7th Flr	1/1/2008	15.00	(15,979)	(18,435)	(276,525.00)	Downsize only, no TI allowance. ADJUST $15/rsf
14th Amend - Expand 22nd Flr	6/1/2012	19.54	6,147	6,147	120,112.00	Expand on 22 with TI Allow of $19.54/rsf
15th Amend - Expand 17th Flr	6/1/2012	19.54	2,505	2,993	58,483.00	Expand on 17 with TI Allow of $19.54/rsf
15th Amend - Expand 17th Flr	3/1/2013	16.92	1,583	1,891	31,996.00	Expand on 17 with TI Allow of $16.92/rsf
16th Amend - Expand 14th Flr	11/1/2012	18.08	8,400	9,761	176,479.00	Expand on 14 with TI Allow of $18.08/rsf
17th Amend - Expand 11th Flr	12/1/2012	16.92	8,178	9,550	161,586.00	Expand on 11
Total Tenant Improvement Allowance			109,722	124,900	2,156,006.00	

Tenant Improvement Costs

Description	Reference	Amount	Comments
	st721803	181,757.77	
07/2007 - Reimbursement to Homestreet	st721803	17,000.00	
Purchase Furniture from the 30th floor	st721803	89,728.50	
Qtr 1 2009 - Branch Remodel		9,875.92	
Qtr 4 2009 - 17th Floor		10,973.03	
Qtr 1 2010 - Branch Signage		*1,000.00*	
Qtr 1 2010 - ATM Lighting		20,848.95	
Qtr 3 2010 - 17th Floor Server Room			
	st722004	625,348.89	
Jan - March 2010 Rent Credits			
	st722114	14,075.69	closed june 2011
Q1 2011 - 21st Floor TUS	st722115	109,976.40	closed Dec 2011
Q1 2011 - 21st Floor TUS	st721804	79,057.96	closed Dec 2011
Q4 2011 - 18th Flr TUS	st721730	44,131.82	Close Mar 2012
Q1 2012 - 17th Flr TUS	st722212	179,848.66	Close Oct 2012
Q4 2012 - 22nd Flr TUS	st721732	*100.00*	*per notes from Jim, job starting*
Q4 2012 - 17th Flr TUS	st721409	*110,608.01*	*Includes Purchase of furn & 21st flr carpet*
Q4 2012 - 14th & 21st Floor (Incl Furnitui	st721410	179,149.00	
Q12013 - 14th Floor	st721103	*172,572.00*	*per job budget*
Q12013 - 11th Floor			
		1,846,052.60	
Remaining Funds available as of	**4/2/2013**	**309,953.40**	

Italicized figures are taken from the original project budget so the costs could be higher or lower.

EXHIBIT C
HomeStreet / USLLC
Eighteenth Amendment to Lease

Memorandum of Commencement Date

NAME OF BUILDING:	_______ Union Square

NAME OF LESSEE:	-___________________

LEASED PREMISES:	__________________
Seattle, WA 98101

ACKNOWLEDGEMENT
As stipulated in the Lease executed by Lessor and Lessee herein for the above-referenced Leased Premises, Lessor and Lessee do hereby acknowledge the following:
1.    Confirmation of Dates. The parties confirm that:

a.    Lessor substantially completed the Tenant Work to the Leased Premises and delivered possession thereof, and Lessee has accepted delivery of same, on ________, 20___;

b.    The Commencement Date is _______, 20____;

c.    The initial term of the Lease expires on _________________; and

d.    The last day on which Lessee may exercise its Extended Term option is __________________.

2.    Confirmation of Base Rent. The schedule of Base Rent payable by Lessee under the Lease is hereby confirmed as follows:

Period	Base Monthly Rent

3.    Acceptance of Delivery; Estoppel. Lessee acknowledges and agrees that it has accepted delivery of possession of the Leased Premises and is occupying same; that Lessor has performed all obligations required of Lessor under the Lease relating to construction and delivery of the Leased Premises (including as to any Tenant Work described in the Lease); that there are no offsets, counterclaims or defenses of Lessee under the Lease existing against Lessor; that Lessee has not assigned, sublet, or otherwise encumbered any interest in the Lease or any portion of the Leased Premises; that there are no remaining conditions or contingencies to the commencement of payment of rent under the Lease; and that the Lease is in full force and effect.

LESSEE: _________________________________, a _______________________ By Its Date:	LESSOR: UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company By Washington Real Estate Holdings, LLC, its manager By Mark Barbieri Its Executive Vice President Date:

NINETEENTH AMENDMENT TO
LEASE

Lessor:        UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:        HOMESTREET BANK

Leased Premises:    Commonly referred to as Suite 2000, consisting of an agreed 124,895 rentable square feet (“RSF”) of space in the Two Union Square Building (the “Building”), as more particularly described in the Lease.

Date of this Amendment:    May 28, 2013

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended by a First Amendment thereto dated August 25, 1992; Second Amendment thereto dated May 6, 1998; Third Amendment thereto dated June 17, 1998; Fourth Amendment thereto dated February 15, 2000; Fifth Amendment thereto dated July 30, 2001; Sixth Amendment thereto dated March 5, 2002; Seventh Amendment thereto dated May 19, 2004; Eighth Amendment thereto dated August 31, 2004, Ninth Amendment thereto dated April 19, 2006; Tenth Amendment thereto dated July 20, 2006; Eleventh Amendment thereto dated December 27, 2006; Twelfth Amendment thereto dated October 1, 2007; Thirteenth Amendment thereto dated January 26, 2010; Fourteenth Amendment thereto dated January 19, 2012; Fifteenth Amendment thereto dated May 24, 2012; Sixteenth Amendment thereto dated September 12, 2012; Seventeenth Amendment thereto dated November 8, 2012; Eighteenth Amendment thereto dated May 3, 2013 (collectively, the “Lease”), and desire to further amend the Lease to document an expansion of the Leased Premises on the 8th Floor, and certain other amendments more specifically set forth below. Capitalized terms used in this Nineteenth Amendment (this “Amendment”) shall have their meanings set forth in the Lease, unless otherwise set forth herein.

The parties hereby agree as follows:

1.    Confirmation of Leased Premises Area and Square Footage. The parties confirm that, not including the Suite 810 Expansion Premises (as defined in this Amendment), the usable square footage of the Leased Premises is 113,105 and the rentable square footage of the Leased Premises is 130,033. The Lessor represents that this constitutes 11.54384 percent of the total rentable square footage of the Building.

1.1    The parties further agree that the following space will be added to the Leased Premises:

Commencing on the earlier of September 1, 2014 or substantial completion of the Tenant Work pursuant to Section 3 herein, i.e. completed except for minor punch-list items that do not materially interfere with Lessee’s use and enjoyment of the Suite 810 Expansion Premises (the “Suite 810 Expansion Premises Commencement Date”), Lessee will acquire an additional 9,326 RSF comprised of Rooms 801 - 803, 824 - 837 and a portion of 804, as depicted in Exhibit A attached hereto shaded in red (the “Suite 810 Expansion Premises”). After the Commencement Date has occurred, Lessee agrees to execute a certificate confirming the date on which possession of the Suite 810 Expansion Premises was delivered to Lessee with the Tenant Improvement Work described hereinbelow substantially completed, in the form of the certificate attached hereto as Exhibit B, which certificate shall also be executed by Lessor.

1.2    Effective as of the Suite 810 Expansion Premises Commencement Date, the usable square footage of the Leased Premises shall be amended to 120,786 and the rentable square footage of the Leased Premises shall be amended to 139,359. Lessor represents that the amended Leased Premises shall constitute 12.37176 percent of the total rentable square footage of the Building.

2.    Rent. On and after the Suite 810 Expansion Premises Commencement Date, Section 1.4 of the Lease is hereby amended as follows:

Period	Base Monthly Rent for Leased Premises	Annual Base Rent per RSF of Expansion Premises	RSF of Expansion Premises	Base Monthly Rent of Expansion Premises	Total Base Monthly Rent
Suite 810 Expansion Commencement Date - 12/31/2014	$303,410.00	$28.00	9,326	$21,760.67	$325,170.67
01/01/2015 - 12/31/2017	$314,246.25	$29.00	9,326	$22,537.83	$336,784.08

3.    Tenant Improvement Allowance.  Lessor agrees to provide a Tenant Improvement Allowance based upon the ratio of $35.00 per rentable square foot of the Suite 810 Expansion Premises divided by 120 months times the number of months in the remaining term from the Suite 810 Expansion Premises Commencement Date. For example: if the commencement date is September 1, 2014, then the Tenant Improvement Allowance shall be $35.00 x 40 /120 or $11.67/rsf ($108,834.42). The aforementioned Tenant Improvement Allowance shall be spent on permanent improvements to the Leased Premises based upon mutually approved plans and specifications or be added to the Remaining Unapplied Allowance. Lessee and Lessor shall cooperate in the design, permitting and construction of the Tenant Work by responding to requests for information and taking such other action as may be required of either of them in connection with approving the plans and specifications and performing the Tenant Improvement Work in a timely fashion.

3.1    The “Tenant Work,” as used herein, shall mean all construction work performed pursuant to and in accordance with the plans and specifications which have been approved by Lessor.  Lessee may request to perform additional work different from or in addition to the Tenant Work, except Lessee may not make any modifications to the Tenant Work without Lessor’s prior written consent.

3.2    The “Tenant Improvement Costs,” as used herein, shall consist of all direct and indirect costs associated with the Tenant Work, including: (a) design, including, without limitation, the cost of preparing the plans and specifications, permitting, demolition and preparation work, (b) “hard” and “soft” construction costs, including, without limitation, all amounts payable to general contractor under Lessor’s contract with general contractor, (c) the cost of any changes to the plans and specifications required by any applicable governmental authority, and, (d) inspection and approval fees.

3.3    Any and all Tenant Improvement Costs in excess of the Tenant Improvement Allowance shall be Lessee’s responsibility and, if performed by Lessor, shall be paid upon demand to Lessor, or upon Lessee’s election, may be paid for out of the current Remaining Unapplied Allowance. Lessor and Lessee agree that the Remaining Unapplied Allowance as of April 2013 is estimated to be $309,953.40 not including the Tenant Improvement Allowance added pursuant to this Amendment and the 18th Amendment and that Lessee currently has tenant improvement projects underway which have not been closed out and which contain estimated costs as depicted in Exhibit B of the 18th Amendment thereto.

4.    Broker Fee. Lessee shall defend, indemnify, and hold Lessor harmless from all claims and liabilities or expenses arising from agreements or other arrangements between Lessee and any other broker, finder or other person relating to the negotiation of this Amendment. Lessor shall pay a fee equal to $31,086.67 to Jones Lang LaSalle upon execution of this Amendment.

5.    Parking. Section 30 “Parking”, as amended by the Seventeenth Amendment, shall remain as written except that, as of the Suite 810 Expansion Premises Commencement Date, Lessor shall provide Lessee with six (6) additional parking permits for a total of eighty-eight (88) parking permits.

6.    Full Force and Effect. Except as modified herein, the Lease remains unmodified and in full force and effect.

7.    Counterparts. This Amendment may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement.

DATED as of the Date of this Amendment first above set forth.

Lessee: HOMESTREET BANK, a Washington state-chartered savings bank By Title: Date:
Lessor:

UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company

By: Washington Real Estate Holdings, LLC, a Washington limited liability company, its Manager

By
     Mark Barbieri- Executive Vice
     President

Date:

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that Mark Barbieri is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Executive Vice President of Washington Real Estate Holdings, LLC, a Washington limited liability company, the Manager of UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2013.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that ___________________________ is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the ___________________of HOMESTREET BANK, a Washington state-chartered savings bank, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2013.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

EXHIBIT A
FLOOR PLANS DEPICTING THE LEASED AND EXPANSION PREMISES
(insert here)

HomeStreet Leased Premises
HomeStreet Expansion Premises
Two Union Square
Floor 8

HomeStreet / USLLC
Nineteenth Amendment

4
5
6
7
8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
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1
37
36
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33
16
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19
20
21
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23
33
32
31
30
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Two Union Square
Floor 14

HomeStreet / USLLC
Nineteenth Amendment

4
5
6
7
8
9
10
11
12
13
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15
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HomeStreet Leased Premises
4
16
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1
37
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34
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33
23
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Two Union Square
Floor 17

HomeStreet / USLLC
Nineteenth Amendment

HomeStreet Leased Premises
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Two Union Square
Floor 18

HomeStreet / USLLC
Nineteenth Amendment

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HomeStreet Leased Premises
4
16
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Two Union Square
Floor 19

HomeStreet / USLLC
Nineteenth Amendment

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HomeStreet Leased Premises
4
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37
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Two Union Square
Floor 20

HomeStreet / USLLC
Nineteenth Amendment

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HomeStreet Leased Premises
4
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Two Union Square
Floor 21

HomeStreet / USLLC
Nineteenth Amendment

HomeStreet Leased Premises
Two Union Square
Floor 22
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1
2
3

HomeStreet / USLLC
Nineteenth Amendment

0222
0208
0220
HomeStreet
Leased Premises
0219
0224 A
0224 B

HomeStreet / USLLC
Nineteenth Amendment

EXHIBIT B
HomeStreet / USLLC
Nineteenth Amendment to Lease

Memorandum of Commencement Date

NAME OF BUILDING:	_______ Union Square

NAME OF LESSEE:	-___________________

LEASED PREMISES:	__________________
Seattle, WA 98101

ACKNOWLEDGEMENT
As stipulated in the Lease executed by Lessor and Lessee herein for the above-referenced Leased Premises, Lessor and Lessee do hereby acknowledge the following:
1.    Confirmation of Dates. The parties confirm that:

a.    Lessor substantially completed the Tenant Work to the Leased Premises and delivered possession thereof, and Lessee has accepted delivery of same, on ________, 20___;

b.    The Commencement Date is _______, 20____;

c.    The initial term of the Lease expires on _________________; and

d.    The last day on which Lessee may exercise its Extended Term option is __________________.

2.    Confirmation of Base Rent. The schedule of Base Rent payable by Lessee under the Lease is hereby confirmed as follows:

Period	Base Monthly Rent

3.    Acceptance of Delivery; Estoppel. Lessee acknowledges and agrees that it has accepted delivery of possession of the Leased Premises and is occupying same; that Lessor has performed all obligations required of Lessor under the Lease relating to construction and delivery of the Leased Premises (including as to any Tenant Work described in the Lease); that there are no offsets, counterclaims or defenses of Lessee under the Lease existing against Lessor; that Lessee has not assigned, sublet, or otherwise encumbered any interest in the Lease or any portion of the Leased Premises; that there are no remaining conditions or contingencies to the commencement of payment of rent under the Lease; and that the Lease is in full force and effect.

LESSEE: _________________________________, a _______________________ By Its Date:	LESSOR: UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company By Washington Real Estate Holdings, LLC, its manager By Mark Barbieri Its Executive Vice President Date:

TWENTIETH AMENDMENT TO
LEASE

Lessor:        UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:        HOMESTREET BANK

Leased Premises:    Commonly referred to as Suite 2000, consisting of an agreed 139,359 rentable square feet (“RSF”) of space in the Two Union Square Building (the “Building”), as more particularly described in the Lease.

Date of this Amendment:    June 19, 2013

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended by a First Amendment thereto dated August 25, 1992; Second Amendment thereto dated May 6, 1998; Third Amendment thereto dated June 17, 1998; Fourth Amendment thereto dated February 15, 2000; Fifth Amendment thereto dated July 30, 2001; Sixth Amendment thereto dated March 5, 2002; Seventh Amendment thereto dated May 19, 2004; Eighth Amendment thereto dated August 31, 2004, Ninth Amendment thereto dated April 19, 2006; Tenth Amendment thereto dated July 20, 2006; Eleventh Amendment thereto dated December 27, 2006; Twelfth Amendment thereto dated October 1, 2007; Thirteenth Amendment thereto dated January 26, 2010; Fourteenth Amendment thereto dated January 19, 2012; Fifteenth Amendment thereto dated May 24, 2012; Sixteenth Amendment thereto dated September 12, 2012; Seventeenth Amendment thereto dated November 8, 2012; Eighteenth Amendment thereto dated May 3, 2013; Nineteenth Amendment thereto dated May 28, 2013 (collectively, the “Lease”), and desire to further amend the Lease to document an expansion of the Leased Premises on the 8th Floor, and certain other amendments more specifically set forth below. Capitalized terms used in this Twentieth Amendment (this “Amendment”) shall have their meanings set forth in the Lease, unless otherwise set forth herein.

The parties hereby agree as follows:

1.    Confirmation of Leased Premises Area and Square Footage. The parties confirm that, not including the Suite 1420 Expansion Premises (as defined in this Amendment), the usable square footage of the Leased Premises is 120,786 and the rentable square footage of the Leased Premises is 139,359. The Lessor represents that this constitutes 12.37176 percent of the total rentable square footage of the Building.

1.1    The parties further agree that the following space will be added to the Leased Premises:

Commencing on July 1, 2013 (the “Suite 1420 Expansion Premises Commencement Date”), Lessee will acquire an additional 5,908 RSF comprised of Rooms 1417 - 1427, as depicted in Exhibit A attached hereto shaded in red (the “Suite 1420 Expansion Premises”).

1.2    Effective as of the Suite 1420 Expansion Premises Commencement Date, the usable square footage of the Leased Premises shall be amended to 125,870 and the rentable square footage of the Leased Premises shall be amended to 145,267. Lessor represents that the amended Leased Premises shall constitute 12.89625 percent of the total rentable square footage of the Building.

2.    Rent. On and after the Suite 1420 Expansion Premises Commencement Date, Section 1.4 of the Lease is hereby amended as follows:

Period	Base Monthly Rent for Leased Premises	Annual Base Rent per RSF of Expansion Premises	RSF of Expansion Premises	Base Monthly Rent of Expansion Premises	Total Base Monthly Rent
08/01/2013 - 12/31/2014	$325,170.67	$28.00	5,908	$13,785.33	$338,956.00
01/01/2015 - 12/31/2017	$336,784.08	$29.00	5,908	$14,277.67	$351,061.75
*Rent for the month of July to be paid by Prolumina pursuant to Prolumina termination agreement

3.    Tenant Improvement Allowance.  Effective as of the Suite 1420 Expansion Premises Commencement Date, Lessor agrees to provide a Tenant Improvement Allowance based upon the ratio of $35.00 per rentable square foot of the Suite 1420 Expansion Premises divided by 120 months times the number of months in the remaining term from the Suite 1420 TI Date. Therefore, the

Tenant Improvement Allowance shall be $35.00 x 24 /120 or $7.00/rsf ($41,356.00). The aforementioned Tenant Improvement Allowance shall be spent on permanent improvements to the Leased Premises based upon mutually approved plans and specifications or be added to the Remaining Unapplied Allowance. Lessee and Lessor shall cooperate in the design, permitting and construction of the Tenant Work by responding to requests for information and taking such other action as may be required of either of them in connection with approving the plans and specifications and performing the Tenant Improvement Work in a timely fashion. The parties agree that the effective date for calculating the Tenant Improvement Allowance in Section 3 herein shall be January 1, 2016, following the natural maturation of the current lease for the Suite 1420 Expansion Premises between Lessor and Prolumina LLC (the “Suite 1420 TI Date”).

3.1    The “Tenant Work,” as used herein, shall mean all construction work performed pursuant to and in accordance with the plans and specifications which have been approved by Lessor.  Lessee may request to perform additional work different from or in addition to the Tenant Work, except Lessee may not make any modifications to the Tenant Work without Lessor’s prior written consent.

3.2    The “Tenant Improvement Costs,” as used herein, shall consist of all direct and indirect costs associated with the Tenant Work, including: (a) design, including, without limitation, the cost of preparing the plans and specifications, permitting, demolition and preparation work, (b) “hard” and “soft” construction costs, including, without limitation, all amounts payable to general contractor under Lessor’s contract with general contractor, (c) the cost of any changes to the plans and specifications required by any applicable governmental authority, and, (d) inspection and approval fees.

3.3    Any and all Tenant Improvement Costs in excess of the Tenant Improvement Allowance shall be Lessee’s responsibility and, if performed by Lessor, shall be paid upon demand to Lessor, or upon Lessee’s election, may be paid for out of the current Remaining Unapplied Allowance. Lessor and Lessee agree that the Remaining Unapplied Allowance as of April 2013 is estimated to be $309,953.40 not including the Tenant Improvement Allowance added pursuant to this Amendment and the 18th and 19th Amendments and that Lessee currently has tenant improvement projects underway which have not been closed out and which contain estimated costs as depicted in Exhibit B of the 18th Amendment thereto.

4.    Transfer of Furniture. Lessor acknowledges that Lessee intends to acquire certain items of furniture, fixtures, equipment, and other personal property from Prolumina LLC which are currently located in the Suite 1420 Expansion Premises (the “Prolumina FF&E”), and Lessee shall accept delivery of the Premises on the Suite 1420 Expansion Premises Commencement Date with the Prolumina FF&E in-place. Any such transfer and conveyance shall be at Lessee’s sole risk and expense, and Lessee shall indemnify, defend, and hold Lessor harmless from and against any losses, costs, demands, or claims relating to or arising in any way from the Prolumina FF&E, including without limitation any claims by Prolumina LLC. or any leasing company or other party as to title to or the condition thereof. Upon expiration or earlier termination of the Lease, the Prolumina FF&E shall be removed by Lessee from the Leased Premises at Lessee’s sole cost except as may otherwise be agreed to by the parties.

5.    Broker Fee. Lessee shall defend, indemnify, and hold Lessor harmless from all claims and liabilities or expenses arising from agreements or other arrangements between Lessee and any other broker, finder or other person relating to the negotiation of this Amendment. Lessor shall pay a fee equal to $11,816.00 to Jones Lang LaSalle upon execution of this Amendment.

6.    Lease Contingency. Lessee acknowledges that this Amendment is contingent upon the successful termination of the Prolumina LLC lease for the Suite 1420 Expansion Premises.

7.    Parking. Section 30 “Parking”, as amended by the Nineteenth Amendment, shall remain as written except that, as of the Suite 1420 Expansion Premises Commencement Date, Lessor shall provide Lessee with four (4) additional parking permits for a total of ninety-two (92) parking permits.

8.    Full Force and Effect. Except as modified herein, the Lease remains unmodified and in full force and effect.

9.    Counterparts. This Amendment may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement.

DATED as of the Date of this Amendment first above set forth.

Lessee: HOMESTREET BANK, a Washington state-chartered savings bank By Title: Date:
Lessor:

UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company

By: Washington Real Estate Holdings, LLC, a Washington limited liability company, its Manager

By
     Mark Barbieri- Executive Vice
     President

Date:

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that Mark Barbieri is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Executive Vice President of Washington Real Estate Holdings, LLC, a Washington limited liability company, the Manager of UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2013.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that ___________________________ is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the ___________________of HOMESTREET BANK, a Washington state-chartered savings bank, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2013.

(Affix seal or stamp below)
(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

EXHIBIT A
FLOOR PLANS DEPICTING THE LEASED AND EXPANSION PREMISES
(insert here)

4
5
6
7
8
9
10
11
12
13
14
15
16
4
3
2
1
37
36
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33
16
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HomeStreet Leased
Premises
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 8

HomeStreet / USLLC
Twentieth Amendment

4 5 6 7 8 9 10 11 12 13 14 15 16
HomeStreet Leased Premises
16
17
18
HomeStreet
Expansion Premises
19
20
21
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23
4
3
2
1
37
36
35
34
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33 32 31 30 29 28 27 26 25 24
23
Two Union Square
Floor 14

HomeStreet / USLLC
Twentieth Amendment

4
5
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8
9
10
11
12
13
14
15
16
HomeStreet Leased Premises
4
3
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1
37
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33
16
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33
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Two Union Square
Floor 19

HomeStreet / USLLC
Twentieth Amendment

HomeStreet Leased Premises
Two Union Square
Floor 20

HomeStreet / USLLC
Twentieth Amendment

HomeStreet Leased Premises
4
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1
37
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Two Union Square
Floor 21

HomeStreet / USLLC
Twentieth Amendment

4
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3
2
1
37
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HomeStreet Leased Premises
16
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Two Union Square
Floor 22

HomeStreet / USLLC
Twentieth Amendment

0222
0208
0220
HomeStreet
Leased Premises
0219
0224 A
0224 B

HomeStreet / USLLC
Twentieth Amendment

EXHIBIT B
HomeStreet / USLLC
Nineteenth Amendment to Lease

Memorandum of Commencement Date

NAME OF BUILDING:	_______ Union Square

NAME OF LESSEE:	-___________________

LEASED PREMISES:	__________________
Seattle, WA 98101

ACKNOWLEDGEMENT
As stipulated in the Lease executed by Lessor and Lessee herein for the above-referenced Leased Premises, Lessor and Lessee do hereby acknowledge the following:
1.    Confirmation of Dates. The parties confirm that:

a.    Lessor substantially completed the Tenant Work to the Leased Premises and delivered possession thereof, and Lessee has accepted delivery of same, on ________, 20___;

b.    The Commencement Date is _______, 20____;

c.    The initial term of the Lease expires on _________________; and

d.    The last day on which Lessee may exercise its Extended Term option is __________________.

2.    Confirmation of Base Rent. The schedule of Base Rent payable by Lessee under the Lease is hereby confirmed as follows:

Period	Base Monthly Rent

3.    Acceptance of Delivery; Estoppel. Lessee acknowledges and agrees that it has accepted delivery of possession of the Leased Premises and is occupying same; that Lessor has performed all obligations required of Lessor under the Lease relating to construction and delivery of the Leased Premises (including as to any Tenant Work described in the Lease); that there are no offsets, counterclaims or defenses of Lessee under the Lease existing against Lessor; that Lessee has not assigned, sublet, or otherwise encumbered any interest in the Lease or any portion of the Leased Premises; that there are no remaining conditions or contingencies to the commencement of payment of rent under the Lease; and that the Lease is in full force and effect.

LESSEE: _________________________________, a _______________________ By Its Date:	LESSOR: UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company By Washington Real Estate Holdings, LLC, its manager By Mark Barbieri Its Executive Vice President Date: